As filed with the Securities and Exchange Commission
                               on January 30, 2002
                                                       Registration No. 33-21844
                                                                        811-5555
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /  X  /
                                                            -----

                  Pre-Effective Amendment No.
                                              ------------

                  Post-Effective Amendment No.      25
                                               ------------

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                /     /
                                                            -----

                  Amendment No.      27                    /  X  /
                                -----------                 -----

                         Sanford C. Bernstein Fund, Inc.
                  (Exact Name of Fund as Specified in Charter)
                 767 Fifth Avenue, New York, New York 10153-0185
               (Address of Principal Executive Offices) (Zip Code)

          Fund's Telephone Number, including Area Code: (212) 756-4097
                             Edmund P. Bergan, Esq.
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and Address of Agent for Service)
                  ---------------------------------------------
                                   Copies to:
                             Joel H. Goldberg, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                            New York, New York 10022
                  --------------------------------------------

           Approximate Date of Proposed Public Offering: Continuous.
                  --------------------------------------------

             It is proposed that this filing will become effective:

         Immediately upon filing pursuant to paragraph (b)
------

         60 days after filing pursuant to paragraph (a)(1)
------

         75 days after filing pursuant to paragraph (a)(2)
------

   X     on February 1, 2002 pursuant to paragraph (b)
------

         on (date) pursuant to paragraph (a)(1)
------

         on (date) pursuant to paragraph (a)(2) of Rule 485
------

If appropriate, check the following:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
------

                February 1, 2002

                Prospectus

Sanford C. Bernstein Fund, Inc.

                Fixed-Income Taxable Portfolios
                ----------------------------------------------------------------

                Short-Duration Portfolios
                U.S. Government Short Duration
                Short Duration Plus

                Intermediate-Duration Portfolio
                Intermediate Duration

                Fixed-Income Municipal Portfolios
                ----------------------------------------------------------------

                Short-Duration Portfolios
                Short Duration New York Municipal
                Short Duration California Municipal
                Short Duration Diversified Municipal

                Intermediate-Duration Portfolios
                New York Municipal
                California Municipal
                Diversified Municipal

                Foreign-Stock Portfolios
                ----------------------------------------------------------------

                Tax-Managed International Value
                International Value II
                Emerging Markets Value



                ----------------------------------------------------------------
                As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
--------------------------------------------------------------------------------


                Introduction.................................................. 1

                Fixed-Income Portfolios
                ----------------------------------------------------------------

                The Taxable Portfolios
                U.S. Government Short Duration................................ 2
                Short Duration Plus........................................... 6
                Intermediate Duration......................................... 9


                The Municipal Portfolios
                New York Municipal............................................12
                Short Duration New York Municipal.............................16
                California Municipal..........................................20
                Short Duration California Municipal...........................24
                Diversified Municipal.........................................28
                Short Duration Diversified Municipal..........................32

                Foreign-Stock Portfolios
                ----------------------------------------------------------------

                Tax-Managed International Value...............................36
                International Value II........................................36
                Emerging Markets Value........................................40


                Additional Information About the Principal Investment
                  Strategies and Risks of the Portfolios......................45
                Additional Investment Information, Special Investment
                  Techniques and Related Risks................................46
                Fund Management...............................................54
                Pricing Portfolio Shares......................................55
                Purchasing Shares.............................................56
                Selling Shares................................................58
                Exchanging Shares.............................................59
                Dividends, Distributions and Taxes............................59
                Financial Highlights..........................................62

Introduction
--------------------------------------------------------------------------------

                This Prospectus describes the 12 Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund"). For the New York Municipal, California Municipal and Diversified Municipal Portfolios, this Prospectus relates to the New York Municipal Class, California Municipal Class and Diversified Municipal Class of shares of these respective Portfolios. Each Portfolio represents a separate portfolio of securities and each has its own investment objective. There are nine fixed-income Portfolios and three international equity Portfolios.

                Alliance Capital Management L.P. is the investment manager of the Fund. This prospectus refers to Alliance Capital Management L.P. as "the Manager," "Alliance" or "we" and shareholders of the Portfolios as "you."


                Before investing in any Portfolio of the Fund, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. This risk is heightened in the case of the foreign-stock Portfolios, which can experience high volatility in share prices. There is no guarantee that a Portfolio will achieve its investment objective. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

                These and other risks are discussed in more detail in the pages that follow and in the Fund's Statement of Additional Information (SAI), which is available without charge (see back cover).


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002       1

U.S. Government Short Duration Portfolio
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes.

Principal Investment Strategies

The U.S. Government Short Duration Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor's or Aa or better by Moody's. Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities, asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The income earned by the Portfolio is generally exempt from state and local taxes.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Since the U.S. Government Short Duration Portfolio owns a high percentage of securities that are U.S. government securities, its returns will generally be lower than those of the Short Duration Plus Portfolio.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent they invest in:

    o    lower rated securities or comparable unrated securities;

    o    debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities.


While securities issued by the U.S. Treasury and some U.S. agency securities are backed by the United States government, other U.S. agency securities are backed only by the credit of the issuing agency or instrumentality. For example, securities issued by Government National Mortgage Association (GNMA) are backed by the United States while securities issued by Federal Home Loan Mortgage Corporation (FHLMC) are backed only by the credit of FHLMC. However, some issuers of agency securities may have the right to borrow from the United States Treasury to meet their obligations, such as the United States Postal Service.


--------------------------------------------------------------------------------
2       Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

No government guarantee: Investments in the Portfolio are not insured by the U.S. government.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.


Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.


Mortgage-related securities: In the case of mortgage-related securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed. In addition, mortgage-related securities subject the Portfolio to the following risks:

    Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

    Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

    Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.


Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002       3

--------------------------------------------------------------------------------

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 1992   1993    1994    1995    1996     1997   1998    1999    2000    2001
 ----   ----    ----    ----    ----     ----   ----    ----    ----    ----
5.37%   4.60%   0.42%   10.11%  4.09%   5.65%   5.55%   3.08%   7.34%   7.55%


Best and Worst Quarters
--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter                                 12/31/91                 3.83%
Worst Quarter                                 3/31/92                -0.61%

Average Annual Total Returns
--------------------------------------------------------------------------------

                                           For Years Ended December 31, 2001

                                       One Year        Five Years      Ten Years
--------------------------------------------------------------------------------
U.S. Government
Short Duration
  Returns Before Taxes                  7.55%            5.82%           5.35%
  Returns After Taxes on
    Distributions*                      5.40%            3.75%           3.24%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares*                   4.56%            3.62%           3.24%
Merrill Lynch 1-3 Year
Treasury Index                          8.30%            6.59%           6.09%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
4       Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


    Fee Table
    ----------------------------------------------------------------------------
                                                             U.S. Government
                                                        Short Duration Portfolio
    Shareholder fees
         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases                 None

         Sales Charge (Load) Imposed on Reinvested Dividends      None

         Deferred Sales Charge (Load)                             None

         Redemption Fees                                          None

         Exchange Fees                                            None

         Maximum Account Fee                                      $100(1)
    ----------------------------------------------------------------------------
    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                          0.50%

         Distribution (12b-1) Fees                                None

         Other Expenses
         Shareholder Servicing and Administrative Fees            0.10%
         All Other Expenses                                       0.12%

    Total Annual Portfolio Operating Expenses                     0.72%

    1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
         Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.
    ----------------------------------------------------------------------------
    Example

              This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

              The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Yr.                                             $74

              3 Yrs. (cum.)                                     $230

              5 Yrs. (cum.)                                     $401

              10 Yrs.(cum.)                                     $894


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002       5

Short Duration Plus Portfolio
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of income that is subject to taxes.

Principal Investment Strategies

The Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Principal Investment Risks


General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.


Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent they invest in:

    o    lower rated securities or comparable unrated securities;

    o    debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative credit risks.


Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. However, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign


--------------------------------------------------------------------------------
6       Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

currency will reduce the U.S.-dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries.


Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.


Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

    Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

    Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

    Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.


Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

Short Duration Plus Portfolio
Calendar Year Total Returns
--------------------------------------------------------------------------------

 1992   1993    1994    1995    1996     1997   1998    1999    2000    2001
 ----   ----    ----    ----    ----     ----   ----    ----    ----    ----
6.30%   5.42%   0.55%   10.10%  4.79%   5.54%   5.93%   3.78%   6.32%   8.35%


Best and Worst Quarters
--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter                                 12/31/91                 3.75%
Worst Quarter                                 3/31/94                -0.31%

Average Annual Total Returns
--------------------------------------------------------------------------------

                                           For Years Ended December 31, 2001

                                       One Year        Five Years      Ten Years
--------------------------------------------------------------------------------
Short Duration Plus
  Returns Before Taxes                  8.35%            5.97%          5.68%
  Returns After Taxes on
    Distributions*                      6.24%            3.68%          3.38%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares*                   5.04%            3.62%          3.41%
Merrill Lynch 1-3 Year
Treasury Index                          8.30%            6.59%          6.09%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002       7

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


    Fee Table
    ----------------------------------------------------------------------------
                                                                  Short Duration
                                                                  Plus Portfolio
    Shareholder fees
         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases                      None

         Sales Charge (Load) Imposed on Reinvested Dividends           None

         Deferred Sales Charge (Load)                                  None

         Redemption Fees                                               None

         Exchange Fees                                                 None

         Maximum Account Fee                                           $100(1)
    ----------------------------------------------------------------------------
    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                               0.50%

         Distribution (12b-1) Fees                                     None

         Other Expenses
         Shareholder Servicing and Administrative Fees                 0.10%
         All Other Expenses                                            0.07%

    Total Annual Portfolio Operating Expenses                          0.67%


    1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
         Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.
    ----------------------------------------------------------------------------
    Example


         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                                              $68

         3 Yrs. (cum.)                                     $214

         5 Yrs. (cum.)                                     $373

         10 Yrs. (cum.)                                    $835


--------------------------------------------------------------------------------
8       Sanford C. Bernstein Fund, Inc.

Intermediate Duration Portfolio



Investment Objective

To provide safety of principal and a moderate to high rate of current income that is subject to taxes.


Principal Investment Strategies

The Intermediate Duration Portfolio will invest at least 65% of its total assets in securities rated AA or better by national rating agencies and comparably rated commercial paper and notes. In addition, the Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies.

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.


The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.


Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent they invest in:

    o    lower rated securities or comparable unrated securities;

    o    debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.


Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002       9

--------------------------------------------------------------------------------

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S.-dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries.


Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.


Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

    Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

    Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate-or long-term securities.

    Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.


Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

INTERMEDIATE DURATION PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 1992   1993    1994    1995    1996     1997   1998    1999    2000    2001
 ----   ----    ----    ----    ----     ----   ----    ----    ----    ----
7.67%  10.34%  -3.15%   17.83%  3.58%   7.66%   6.87%   0.64%   8.37%   7.19%


Best and Worst Quarters
--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter                                 12/31/91                 5.94%
Worst Quarter                                 3/31/94                -2.30%

Average Annual Total Returns
--------------------------------------------------------------------------------

                                           For Years Ended December 31, 2001

                                       One Year        Five Years      Ten Years
--------------------------------------------------------------------------------
Intermediate Duration
  Returns Before Taxes                  7.19%            6.11%          6.57%
  Returns After Taxes on
    Distributions*                      5.17%            3.49%          3.86%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares*                   4.34%            3.56%          3.93%
Lehman Brothers
Aggregate Bond Index                    8.44%            7.43%          7.23%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
10      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


    Fee Table
    ----------------------------------------------------------------------------
                                                                 Intermediate
                                                              Duration Portfolio
    Shareholder Fees
         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases                      None

         Sales Charge (Load) Imposed on Reinvested Dividends           None

         Deferred Sales Charge (Load)                                  None

         Redemption Fees                                               None

         Exchange Fees                                                 None

         Maximum Account Fee                                           $100(1)
    ----------------------------------------------------------------------------
    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                               0.47%

         Distribution (12b-1) Fees                                     None

         Other Expenses
         Shareholder Servicing and Administrative Fees                 0.10%
         All Other Expenses                                            0.04%

    Total Annual Portfolio Operating Expenses                          0.61%

    1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
         Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

--------------------------------------------------------------------------------
    Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                                       $62

         3 Yrs. (cum.)                              $195

         5 Yrs. (cum.)                              $340

         10 Yrs. (cum.)                             $762


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      11

New York Municipal Portfolio
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.


Principal Investment Strategies

As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.


The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.


The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.


The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.


The Portfolio may also use derivatives, such as options, futures, forwards and swaps.


In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.


The two main types of municipal securities in which the Portfolio will invest are general obligation bonds and revenue bonds. The payment of principal and interest on general obligation bonds is backed by the issuer's full taxing and revenue-raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. In contrast, revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate payment of principal and interest.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent they invest in:

    o    lower rated securities or comparable unrated securities;

    o    debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

--------------------------------------------------------------------------------
12      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York state's municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.


Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed.

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      13

--------------------------------------------------------------------------------

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

NEW YORK MUNICIPAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 1992   1993    1994    1995    1996     1997   1998    1999    2000    2001
 ----   ----    ----    ----    ----     ----   ----    ----    ----    ----
6.88%   8.56%  -2.55%   12.97%  3.53%   6.54%   5.21%  -0.03%   8.20%   4.54%


Best and Worst Quarters
--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter                                  3/31/95                 4.87%
Worst Quarter                                 3/31/94                -2.90%

Average Annual Total Returns
--------------------------------------------------------------------------------
                                           For Years Ended December 31, 2001

                                       One Year        Five Years      Ten Years
--------------------------------------------------------------------------------
New York Municipal
  Returns Before Taxes                  4.54%            4.85%           5.30%
  Returns After Taxes on
    Distributions*                      4.53%            4.81%           5.18%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares*                   4.42%            4.75%           5.13%
Lehman Brothers Five-Year
General Obligation
Municipal Bond Index                    5.98%            5.31%           5.69%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
14      Sanford C. Bernstein Fund, Inc.

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table
    ----------------------------------------------------------------------------
                                                                  New York
                                                             Municipal Portfolio
    Shareholder Fees
         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases                      None

         Sales Charge (Load) Imposed on Reinvested Dividends           None

         Deferred Sales Charge (Load)                                  None

         Redemption Fees                                               None

         Exchange Fees                                                 None

         Maximum Account Fee                                           $100(1)
    ----------------------------------------------------------------------------
    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                               0.50%

         Distribution (12b-1) Fees                                     None

         Other Expenses
         Shareholder Servicing and Administrative Fees                 0.10%
         All Other Expenses                                            0.04%

    Total Annual Portfolio Operating Expenses                          0.64%



    1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
         Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.
    ----------------------------------------------------------------------------
    Example


              This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

              The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Yr.                                         $65

              3 Yrs. (cum.)                                $205

              5 Yrs. (cum.)                                $357

              10 Yrs. (cum.)                               $798

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      15

Short Duration New York Municipal Portfolio
--------------------------------------------------------------------------------

Investment Objective


To provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents.


Principal Investment Strategies

As a matter of fundamental policy, the Short Duration New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.


The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.


The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.


Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.


The two main types of municipal securities are general obligation bonds and revenue bonds. The payment of principal and interest on general obligation bonds is backed by the issuer's full taxing and revenue-raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. In contrast, revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate money for payment of principal and interest.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent they invest in:

    o    lower rated securities or comparable unrated securities;

    o    debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

--------------------------------------------------------------------------------
16      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.


Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.


Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York state's municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.


Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      17

--------------------------------------------------------------------------------

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 1995   1996    1997    1998    1999     2000   2001
 ----   ----    ----    ----    ----     ----   ----
6.07%   3.52%   3.75%    3.77%  2.30%   4.78%   4.50%


Best and Worst Quarters
--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter                                  3/31/95                 2.07%
Worst Quarter                                 6/30/99                 0.17%

Average Annual Total Returns
--------------------------------------------------------------------------------

                                         For Years Ended December 31, 2001

                                 One Year        Five Years     Since Inception*
--------------------------------------------------------------------------------
Short Duration New York
Municipal
  Returns Before Taxes            4.50%             3.82%            4.00%
  Returns After Taxes on
    Distributions+                4.48%             3.78%            3.94%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares+             4.10%             3.77%            3.94%
Lehman Brothers
One-Year Municipal Index          5.77%             4.68%            4.83%++

*  The Portfolio commenced operations on October 3, 1994.
+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++ Since November 1, 1994, the first full month after Portfolio inception
   (October 3, 1994).

--------------------------------------------------------------------------------
18      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table
    ----------------------------------------------------------------------------
                                                           Short Duration
                                                    New York Municipal Portfolio
    Shareholder Fees
         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases                None

         Sales Charge (Load) Imposed on Reinvested Dividends     None

         Deferred Sales Charge (Load)                            None

         Redemption Fees                                         None

         Exchange Fees                                           None

         Maximum Account Fee                                     $100(1)
    ----------------------------------------------------------------------------
    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                         0.50%

         Distribution (12b-1) Fees                               None

         Other Expenses
         Shareholder Servicing and Administrative Fees           0.10%
         All Other Expenses                                      0.13%

    Total Annual Portfolio Operating Expenses                    0.73%

    1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
         Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.
    ----------------------------------------------------------------------------
    Example

              This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

              The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Yr.                                           $75

              3 Yrs. (cum.)                                  $233

              5 Yrs. (cum.)                                  $406

              10 Yrs. (cum.)                                 $906


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      19

California Municipal Portfolio
--------------------------------------------------------------------------------

Investment Objective


To provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.


Principal Investment Strategies

As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.


In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.


The two main types of municipal securities are general obligation bonds and revenue bonds. The payment of principal and interest on general obligation bonds is backed by the issuer's full taxing and revenue-raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. Revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate money for payment of principal and interest.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent they invest in:

    o    lower rated securities or comparable unrated securities;

    o    debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

--------------------------------------------------------------------------------
20      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California state's municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.


Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      21

--------------------------------------------------------------------------------

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

CALIFORNIA MUNICIPAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 1992   1993    1994    1995    1996     1997   1998    1999    2000    2001
 ----   ----    ----    ----    ----     ----   ----    ----    ----    ----
6.80%   8.25%  -3.15%   13.72%  3.72%   6.34%   5.12%  -0.06%   8.53%   4.57%


Best and Worst Quarters
--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter                                  3/31/95                 5.48%
Worst Quarter                                 3/31/94                -2.88%

Average Annual Total Returns
--------------------------------------------------------------------------------

                                         For Years Ended December 31, 2001

                                       One Year        Five Years      Ten Years
--------------------------------------------------------------------------------
California Municipal
  Returns Before Taxes                  4.57%            4.86%           5.29%
  Returns After Taxes on
    Distributions*                      4.55%            4.81%           5.21%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares*                   4.35%            4.70%           5.10%
Lehman Brothers Five-Year
General Obligation
Municipal Bond Index                    5.98%            5.31%           5.69%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
22      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


    Fee Table
    ----------------------------------------------------------------------------
                                                                 California
                                                             Municipal Portfolio
    Shareholder Fees
         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases                None

         Sales Charge (Load) Imposed on Reinvested Dividends     None

         Deferred Sales Charge (Load)                            None

         Redemption Fees                                         None

         Exchange Fees                                           None

         Maximum Account Fee                                     $100(1)
    ----------------------------------------------------------------------------
    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                         0.50%

         Distribution (12b-1) Fees                               None

         Other Expenses
         Shareholder Servicing and Administrative Fees           0.10%
         All Other Expenses                                      0.05%

    Total Annual Portfolio Operating Expenses                    0.65%

    1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
         Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.
    ----------------------------------------------------------------------------

    Example


         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Yr.                                                $66

          3 Yrs. (cum.)                                       $208

          5 Yrs. (cum.)                                       $362

          10 Yrs. (cum.)                                      $810

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      23

Short Duration California Municipal Portfolio
--------------------------------------------------------------------------------

Investment Objective


To provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents.


Principal Investment Strategies

As matter of fundamental policy, the Short Duration California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.


The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.


The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.


In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.


The two main types of municipal securities are general obligation bonds and revenue bonds. The payment of principal and interest on general obligation bonds is backed by the issuer's full taxing and revenue-raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. Revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate money for payment of principal and interest.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent they invest in:

    o    lower rated securities or comparable unrated securities;

    o    debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

--------------------------------------------------------------------------------
24      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California state's municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.


Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      25

--------------------------------------------------------------------------------

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

  1995    1996     1997   1998    1999    2000    2001
  ----    ----     ----   ----    ----    ----    ----
  6.29%  3.55%    3.60%   3.90%   2.37%   4.88%   4.41%


Best and Worst Quarters
--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter                                 3/31/95                  2.04%
Worst Quarter                                6/30/99                  0.28%

Average Annual Total Returns
--------------------------------------------------------------------------------
                                         For Years Ended December 31, 2001

                                       One Year        Five Years      Ten Years
--------------------------------------------------------------------------------
Short Duration California
Municipal
  Returns Before Taxes                  4.41%            3.83%           4.06%
  Returns After Taxes on
    Distributions+                      4.38%            3.76%           3.97%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares+                   4.07%            3.73%           3.94%
Lehman Brothers
One-Year Municipal Index                5.77%            4.68%           4.83%++

*  The Portfolio commenced operations on October 3, 1994.
+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++ Since November 1, 1994, the first full month after Portfolio inception
   (October 3, 1994).

--------------------------------------------------------------------------------
26      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Fees and Expenses

     The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.



    Fee Table
    ----------------------------------------------------------------------------
                                                          Short Duration
                                                  California Municipal Portfolio
    Shareholder fees
         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases               None

         Sales Charge (Load) Imposed on Reinvested Dividends    None

         Deferred Sales Charge (Load)                           None

         Redemption Fees                                        None

         Exchange Fees                                          None

         Maximum Account Fee                                    $100(1)

    ----------------------------------------------------------------------------
    Annual Portfolio Operating Expenses

         (expenses that are deducted from Portfolio assets)

         Management Fees                                        0.50%

         Distribution (12b-1) Fees                              None

         Other Expenses

         Shareholder Servicing and Administrative Fees          0.10%

         All Other Expenses                                     0.19%

       Total Annual Portfolio Operating Expenses                0.79%

       1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
          Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.
    ----------------------------------------------------------------------------

    Example

              This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

              The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.

              Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Yr.                                            $81

              3 Yrs. (cum.)                                   $252

              5 Yrs. (cum.)                                   $439

              10 Yrs. (cum.)                                  $978


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      27

DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objectives


To provide safety of principal and a maximize total return after taking account of federal taxes.


Principal Investment Strategies

As a matter of fundamental policy, the Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.


The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.


The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.


In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.


The two main types of municipal securities are general obligation bonds and revenue bonds. The payment of principal and interest under general obligation bonds is backed by the issuer's full taxing and revenue-raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. Revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate money for payment of principal and interest.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent they invest in:

          o lower rated securities or comparable unrated securities;
          o debt securities with longer maturities;
          o debt securities paying no current interest, such as zero coupon securities; or
          o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-risk than the Fund's short-duration Portfolios.

--------------------------------------------------------------------------------
28      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------


Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.


Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      29

--------------------------------------------------------------------------------

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 years. The table shows how the Portfolio's annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.


DIVERSIFIED MUNICIPAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 1992   1993    1994    1995    1996     1997   1998    1999    2000    2001
 ----   ----    ----    ----    ----     ----   ----    ----    ----    ----
6.54%   8.44%  -2.52%   12.97%  3.64%   6.68%   4.62%   0.45%   7.81%   5.49%



Best and Worst Quarters
--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------

Best Quarter                                  3/31/95                5.03%
Worst Quarter                                 3/31/94               -2.82%

Average Annual Total Returns

--------------------------------------------------------------------------------
                                       One Year        Five Years      Ten Years
--------------------------------------------------------------------------------

Diversified Municipal
  Returns Before Taxes                    5.49%           4.98%         5.33%
  Returns After Taxes on
    Distributions*                        5.47%           4.93%         5.22%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares*                     5.05%           4.84%         5.14%
Lehman Brothers Five-Year
General Obligation
Municipal Bond Index                      5.98%           5.31%         5.69%


* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
30      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Fees and Expenses

     The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table
    ----------------------------------------------------------------------------
    Shareholder fees
         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases               None
         Sales Charge (Load) Imposed on Reinvested Dividends    None
         Deferred Sales Charge (Load)                           None
         Redemption Fees                                        None
         Exchange Fees                                          None
         Maximum Account Fee                                    $100(1)
    ----------------------------------------------------------------------------
    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                        0.49%
         Distribution (12b-1) Fees                              None
         Other Expenses
         Shareholder Servicing and Administrative Fees          0.10%
         All Other Expenses                                     0.04%

Total Annual Portfolio Operating Expenses                       0.63%

     1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
          Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

    ----------------------------------------------------------------------------
    Example


          This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

          The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Yr.                  $64
          3 Yrs. (cum.)         $202
          5 Yrs. (cum.)         $351
          10 Yrs. (cum.)        $786

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      31

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objectives


To provide safety of principal and a moderate rate of return after taking account of federal taxes.


Principal Investment Strategies

As a matter of fundamental policy, the Short Duration Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.


The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.


The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.


In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.


The two main types of municipal securities are general obligation bonds and revenue bonds. The payment of principal and interest under general obligation bonds is backed by the issuer's full taxing and revenue-raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. Revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate money for payment of principal and interest.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent they invest in:

          o lower rated securities or comparable unrated securities;
          o debt securities with longer maturities;
          o debt securities paying no current interest, such as zero coupon securities; or
          o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

--------------------------------------------------------------------------------
32      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------


Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. However, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.


Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      33

--------------------------------------------------------------------------------

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.


SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------



  1995    1996     1997   1998    1999    2000    2001
  ----    ----     ----   ----    ----    ----    ----
  6.36%  3.55%    3.96%   3.94%   2.57%   4.69%   5.11%



Best and Worst Quarters
--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------

Best Quarter                                  3/31/95                2.01%
Worst Quarter                                 6/30/99                0.34%

Average Annual Total Returns

Short Duration
--------------------------------------------------------------------------------
                                       One Year        Five Years      Ten Years
--------------------------------------------------------------------------------

Diversified Municipal
  Returns Before Taxes                    5.11%           4.05%         4.23%
  Returns After Taxes on
    Distributions+                        5.08%           3.99%         4.15%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares+                     4.58%           3.95%         4.12%
Lehman Brothers One-Year
Municipal Index                           5.77%           4.68%         4.83%++

*    The Portfolio commenced operations on October 3, 1994.
+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++ Since November 1, 1994, the first full month after Portfolio inception (October 3, 1994)

--------------------------------------------------------------------------------
34      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Fees and Expenses

     The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table
    ----------------------------------------------------------------------------
    Shareholder fees
         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases               None
         Sales Charge (Load) Imposed on Reinvested Dividends    None
         Deferred Sales Charge (Load)                           None
         Redemption Fees                                        None
         Exchange Fees                                          None
         Maximum Account Fee                                    $100(1)
    ----------------------------------------------------------------------------
    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                        0.50%
         Distribution (12b-1) Fees                              None
         Other Expenses
         Shareholder Servicing and Administrative Fees          0.10%
         All Other Expenses                                     0.11%

Total Annual Portfolio Operating Expenses                       0.71%

     1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
          Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

    ----------------------------------------------------------------------------
    Example


          This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

          The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Yr.                  $73
          3 Yrs. (cum.)         $227
          5 Yrs. (cum.)         $395
          10 Yrs. (cum.)        $883

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      35

INTERNATIONAL VALUE PORTFOLIOS
--------------------------------------------------------------------------------

Investment Objectives

Tax-Managed International Value Portfolio: To provide long-term capital growth through investments in equity securities of established foreign companies comprising the EAFE index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders' returns.

International Value Portfolio II: To provide long-term capital growth through investments in equity securities of established foreign companies comprising the EAFE index, plus Canada. The Portfolio is managed without regard to tax considerations.

Principal Investment Strategies

Each of the Tax-Managed International Value Portfolio and the International Value Portfolio II will invest primarily in equity securities of issuers in countries that comprise the EAFE index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the EAFE index. We use a value-oriented approach to stock selection.

The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

In order to hedge a portion of the currency risk, the Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities.

In addition, the Portfolios will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolios may also make investments in less developed or emerging equity markets.

The International Value Portfolio II is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.


Additional Strategies Applicable
to the Tax-Managed International
Value Portfolio

The Tax-Managed International Value Portfolio seeks to minimize capital gains distributions by considering the tax impact that buy and sell investment decisions will have on its shareholders. For example, we may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, we may sell securities in the Portfolio with the highest cost basis. We may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, we will consider whether, in our judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate.


Principal Investment Risks


General risks of investing in the Portfolios: The share prices of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Risks of investing in foreign securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Market risk: Each Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a

--------------------------------------------------------------------------------
36      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolios and your investment.


Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolios' total return could be adversely affected as a result.

Other foreign investment risks include:

          o the availability of less public information on issuers of securities
          o less governmental supervision of brokers and issuers of securities
          o lack of uniform accounting, auditing and financial-reporting standards
          o settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets
          o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation
          o the imposition of foreign taxes
          o high inflation and rapid fluctuations in inflation rates
          o less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

          o the costs of currency exchange
          o higher brokerage commissions in certain foreign markets
          o the expense of maintaining securities with foreign custodians


     Additional risks of investing in emerging-market countries: Investing in emerging-market countries entails greater economic, political and social instability. In addition, there is heightened volatility because the securities markets in these countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.


Derivatives risk: The Portfolios may use derivatives as direct investments to earn income, enhance return, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolios more volatile and can compound other risks.

Management risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that they will produce the desired results.


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      37

--------------------------------------------------------------------------------


Investment Performance

The bar charts show the performance of each of the Tax-Managed International Value Portfolio and International Value Portfolio II for each full calendar year since inception. The tables show how each Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. The bar charts and the tables indicate the volatility of an investment in the Portfolios and give some indication of the risk. The Portfolios' past performance, before and after taxes, is no guarantee of how either will perform in the future.



INTERNATIONAL VALUE PORTFOLIO II
Calendar Year Total Returns
--------------------------------------------------------------------------------



   2000       2001
   ----       ----
  -2.97%    -12.92%



Best and Worst Quarters
--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter                                 12/31/99                 6.79%
Worst Quarter                                 9/30/01               -14.44%

Average Annual Total Returns
--------------------------------------------------------------------------------
                                         For Years Ended December 31, 2001

                                         One Year        Since Inception*
--------------------------------------------------------------------------------

International Value Portfolio II
  Returns Before Taxes                    -12.92%           -2.53%
  Returns After Taxes on
    Distributions+                        -13.79%           -5.20%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares+                      -7.72%           -3.04%
MSCI EAFE Foreign-Stock
Market Index                              -18.71%           -3.90%++

*The Portfolio commenced operations on April 30, 1999.
+After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++Since May 1, 1999, the first full month after Portfolio inception (April 30,
1999).


TAX-MANAGED INTERNATIONAL VALUE PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

   1993    1994    1995    1996     1997   1998    1999    2000    2001
   ----    ----    ----    ----     ----   ----    ----    ----    ----
  34.52%   3.83%    8.07% 17.46%   9.27%  10.95%  22.71%  -4.88% -12.52%


Best and Worst Quarters
--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------
Best Quarter                                 3/31/98                  18.62%
Worst Quarter                                9/30/98                 -17.72%


Average Annual Total Returns
--------------------------------------------------------------------------------
                                         For Years Ended December 31, 2001
                                       One Year     Five Years   Since Inception
--------------------------------------------------------------------------------

Tax-Managed
International Value                      -12.52%        4.36%          8.00%
 Pre-Liquidation,
 after-tax % returns+                    -12.98%        2.56%          6.42%
 Post-Liquidation,
 after-tax % returns+                     -7.48%        3.06%          6.15%
MSCI EAFE Foreign-Stock
Market Index                             -18.71%        6.78%          8.91%++

*The Portfolio commenced operations on June 22, 1992.
+After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++Since July 1, 1992, the first full month after Portfolio inception (June 22,
1992).


--------------------------------------------------------------------------------
38      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Fees and Expenses

     The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolios.


    Fee Table
    ----------------------------------------------------------------------------
                                                     Tax-Managed   International
                                                    International     Value
    Shareholder fees                                    Value      Portfolio II
     (fees paid directly from your investment)

     Sales Charge (Load) Imposed on Purchases            None         None
     Sales Charge (Load) Imposed on Reinvested
        Dividends                                        None         None
     Deferred Sales Charge (Load)                        None         None
     Redemption Fees                                     None         None
     Exchange Fees                                       None         None
     Maximum Account Fee                                 $100(1)      $100(1)
    ----------------------------------------------------------------------------

    Annual Portfolio Operating Expenses
     (expenses that are deducted from Portfolio assets)

     Management Fees                                    0.94%        0.95%
     Distribution (12b-1) Fees                           None         None
     Other Expenses
     Shareholder Servicing and Administrative Fees      0.25%        0.25%
     All Other Expenses                                 0.06%        0.07%

    Total Annual Portfolio Operating Expenses           1.25%        1.28%

     1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
          Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

    ----------------------------------------------------------------------------

    Example


    This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Yr.                                            $127         $130
        3 Yrs. (cum.)                                    $397         $406
        5 Yrs. (cum.)                                    $686         $702
        10 Yrs. (cum.)                                 $1,511       $1,545


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      39

EMERGING MARKETS VALUE PORTFOLIO
--------------------------------------------------------------------------------

Investment Objectives


To provide long-term capital growth through investments in equity securities of companies in emerging-market countries.


Principal Investment Strategies

The Emerging Markets Value Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Issuers of these securities may be large or relatively small companies.

The Manager will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community and will include those countries considered by the International Finance Corporation (a subsidiary of the World
Bank) to have an "emerging stock market." Examples of emerging-market countries are Argentina, Brazil, Chile, Egypt, Greece, India, Indonesia, Israel, Malaysia, Mexico, the People's Republic of China, Peru, the Philippines, Poland, Portugal, South Africa, South Korea, Taiwan, Thailand and Turkey. An emerging market company is one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue or profits from goods produced or sold, services performed or investments made, or has at least 50% of its assets, in emerging market countries; or for which the principal securities market is located in an emerging market country.


The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).


Under most conditions, the Emerging Markets Value Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio's assets among emerging-market countries, we will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. We will also consider the transaction costs and volatility of each individual market. We use a value-oriented approach to stock selection.


We will hedge currency risk when we believe there is potential to enhance risk-adjusted returns. However, the currency exposures of this Portfolio will generally be unhedged. This is because currency hedging in emerging-market countries is often either subject to legal and regulatory controls or prohibitively expensive.

In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio may also make investments in developed foreign securities that comprise the EAFE index.


Principal Investment Risks


General risks of investing in the Portfolio: The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Risks of investing in emerging-markets securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

In addition, national policies may restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a


--------------------------------------------------------------------------------
40      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of the Portfolio will differ from that of market indexes, its performance will generally not mirror the returns provided by a specific market index.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your returns on foreign stocks will also fall.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.


Other foreign investing risks include:

       o the availability of less public information on issuers of securities

       o less governmental supervision of brokers and issuers of securities

       o lack of uniform accounting, auditing and financial-reporting standards

       o settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolio against loss or theft of assets

       o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation o the imposition of foreign taxes

       o the imposition of foreign taxes

       o high inflation and rapid fluctuations in inflation rates

       o less developed legal structures governing private or foreign investment


Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

        o the costs of currency exchange

        o higher brokerage commissions in certain foreign markets

        o the expense of maintaining securities with foreign custodians


Investments in small companies: The Portfolio may invest in securities of smaller companies, which may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

Actions by a few major investors: In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.


Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance return, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      41

--------------------------------------------------------------------------------


Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

The returns in the bar chart do not reflect the portfolio transaction fee of 2.00% that is payable to the Portfolio when shares of the Portfolio are purchased and when shares are sold. If these fees were reflected in the chart, the returns would be less than those shown.

The average annual total returns in the table reflects the returns to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 2.00% portfolio transaction fee. Without taking into account this transaction fee, average annual total returns to a shareholder for the most recently ended calendar year and since inception would have been -3.62% and -3.85%, respectively.

EMERGING MARKETS VALUE PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

   1996     1997   1998    1999    2000    2001
   ----     ----   ----    ----    ----    ----
   7.05% -23.92% -21.09%  73.01% -28.16%  -3.62%


Best and Worst Quarters
--------------------------------------------------------------------------------
                                           Quarter Ended           Total Return
--------------------------------------------------------------------------------

Best Quarter                                  6/30/99                  35.18%
Worst Quarter                                12/31/97                 -26.32%


Average Annual Total Returns
--------------------------------------------------------------------------------
                                         For Years Ended December 31, 2001
                                       One Year    Five Years   Since Inception*
--------------------------------------------------------------------------------

Emerging Markets Value
  Returns Before Taxes                    -7.43%       -7.13%         -4.49%
  Returns After Taxes on
    Distributions+                        -7.59%       -7.43%         -4.76%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares+                     -4.36%       -5.47%         -3.45%
MSCI Emerging Markets
Free Index                                -2.37%       -5.74%         -3.87%++

*The Portfolio commenced operations on December 15, 1995.
+After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++Since January 1, 1996, the first full month after Portfolio inception
(Dec. 15, 1995).


--------------------------------------------------------------------------------
42      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


    Fee Table
    ----------------------------------------------------------------------------
    Shareholder fees
         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases               None
         Sales Charge (Load) Imposed on Reinvested Dividends    None
         Deferred Sales Charge (Load)                           None
         Maximum Account Fee                                    $100(1)
         Portfolio Transaction Fee upon Purchase of Shares
           (as a percentage of amount invested)*                2.00%
         Portfolio Transaction Fee upon Redemption of Shares
           (as a percentage of amount redeemed)+                2.00%
         Portfolio Transaction Fee upon Exchange of Shares       ss.
    ----------------------------------------------------------------------------
    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                        1.25%
         Distribution (12b-1) Fees                              None
         Other Expenses
         Shareholder Servicing and Administrative Fees          0.25%
         All Other Expenses                                     0.25%

    Total Annual Portfolio Operating Expenses                   1.75%


1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.
* The portfolio transaction fee on purchases is deducted automatically from the amount invested and paid to the Portfolio.
+ The portfolio transaction fee upon redemption is withheld from redemption proceeds by the Portfolio and paid to the Portfolio.
ss. Exchanges will be treated as purchases or redemptions for purposes of imposing the portfolio transaction fee on purchases or redemptions.


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      43

--------------------------------------------------------------------------------

    Example


         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.* The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               Emerging Markets
                                                               Value Portfolio

         1 Yr.                                                        $577
         3 Yrs. (cum.)                                                $956
         5 Yrs. (cum.)                                              $1,360
         10 Yrs. (cum.)                                             $2,491


         You would pay the following expenses if you did not redeem your shares:

         1 Yr.                                                        $374
         3 Yrs. (cum.)                                                $740
         5 Yrs. (cum.)                                              $1,130
         10 Yrs. (cum.)                                             $2,221

         The Example reflects the portfolio transaction fee on purchases but does not reflect the portfolio transaction fee on redemptions. If this fee were included, your costs would be higher.

         The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Value Portfolio, not by Alliance, and are neither sales loads nor contingent deferred sales loads. The purpose of these fees is to allocate transaction costs associated with purchase and redemptions to the investors making those purchases and redemptions, not to other shareholders. For more information on the portfolio transaction fees, see pages 57-59.

*The expenses include the portfolio transaction fee on purchases and redemptions.


--------------------------------------------------------------------------------
44      Sanford C. Bernstein Fund, Inc.

ADDITIONAL INFORMATION ABOUT THE
PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages.

Making Investment Decisions
For the Portfolios


To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management and we have developed proprietary and innovative means of improving investment decision-making.


To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. Our research is applied within a value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

The Fixed-Income Portfolios: To identify attractive bonds for the Fixed-Income Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio.

The Foreign-Stock Portfolios: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. We invest in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields. Investment decision-making for these Portfolios is systematic and centralized, pursued by an investment policy group working in concert, and guided by the findings of our global value equity research staff.

Portfolio turnover: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities (in the case of the Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, any of the Foreign-Stock Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers.

For temporary defensive purposes when business or financial conditions warrant, each Fixed-Income Municipal Portfolio may invest without limit in municipal securities other than those described above that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the investment objectives and polices of the Portfolios; when shareholder approval is required: A fundamental investment objective or policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Except as noted, all other investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.



--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      45

ADDITIONAL INFORMATION ABOUT THE
PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE PORTFOLIOS (CONT'D)
--------------------------------------------------------------------------------

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Special Investment Techniques and
Related Risks


Foreign Currency Transactions


The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Value Portfolio, International Value Portfolio II and Emerging Markets Value Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.

Under certain circumstances, the Foreign-Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.

Futures Contracts and
Options on Futures Contracts


The Portfolios may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.


Futures contracts can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fixed-Income Municipal Intermediate-Duration Portfolios will be traded on U.S. exchanges and will be used only for hedging purposes or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS
--------------------------------------------------------------------------------


In addition to the principal investments previously described, the Portfolios may invest in other instruments. This section of the prospectus contains detailed information about the other instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this prospectus.

Portfolio holdings are detailed in the Fund's financial statements, which are sent to Fund shareholders twice a year.

--------------------------------------------------------------------------------
46      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

Additional investments, strategies and practices permitted; details in the Fund's SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Fund's SAI, which is available upon request at no cost (see the back cover of this prospectus).

Fixed-Income Portfolios


Interest Only/Principal Only Securities


The Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."


The market values of both IOs and POs are sensitive to prepayment rates: the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. Most IOs and POs are considered to be illiquid securities (see discussion below).


Obligations of Supranational Agencies

The Fixed-Income Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages 36-37 and 40-41).

Variable, Floating and Inverse
Floating Rate Instruments

Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Fixed-Income Portfolio may invest in Variable Rate Demand Notes (VRDN) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Each Fixed-Income Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level of "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Fixed-Income Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      47

ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
--------------------------------------------------------------------------------

an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Fixed-Income Securities

The Fixed-Income Portfolios invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that no Fixed-Income Portfolio will retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration.

Unrated securities may be purchased by a Fixed-Income Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.

All Portfolios


Illiquid Securities


Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include, (i) direct placements or other securities for which there is no readily available market (e.g. when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Derivatives

The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Fixed-Income Municipal Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.


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48      Sanford C. Bernstein Fund, Inc.

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  o  Options--An option, which may be standardized and exchange-traded. or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put options entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

  o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

  o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

  o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Hybrid Investments." No Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

  o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

  o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

  o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less

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                                            Prospectus--February 1, 2002      49
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     than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

  o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

  o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

  o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or evenly highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios

The following describes specific derivatives that one or more of the Portfolios may use.


Options

The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.


No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

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The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option, is potentially unlimited.

The Portfolio may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Hybrid Investments

As part of its investment program and to maintain greater flexibility, each Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events.


Hybrids can have volatile prices and limited liquidity and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.


Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest-rate or foreign currency swaps and purchase and sell interest-rate caps and floors. Each Fixed-Income Municipal Intermediate-Duration Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as described above, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets.

No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

A Fixed-Income Municipal Intermediate-Duration Portfolio will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-

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                                            Prospectus--February 1, 2002      51

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ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
--------------------------------------------------------------------------------

paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.


Lending Portfolio Securities


Each Portfolio may lend portfolio securities. Each of the Fixed-Income Portfolios may lend up to 30% of its total assets; each of the Short Duration Municipal Portfolios may lend up to one-third of its total assets. Each of the Foreign-Stock Portfolios may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio.
A principal risk in lending portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitments basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering

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52      Sanford C. Bernstein Fund, Inc.

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them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolio must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government Securities. A repurchase agreement arises when a buyer purchases a security, and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess or, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vender goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).


Future Developments


The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.

Additional Risk Considerations

Fixed-Income Securities

The value of each Fixed-Income Portfolio's share will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates. the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities

Lower-rated securities. i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

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ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
--------------------------------------------------------------------------------

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Leverage

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating-rate instruments or derivatives, or by borrowing money for temporary or emergency purposes.

Non-Diversified Status

Each of the Short-Duration New York and California Portfolios and the Intermediate-Duration New York and California Portfolios (the "State Portfolios") is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. For example, California began a large scale deregulation of its power utility industry, which instituted a mandatory cap on energy prices that California utilities can charge to their customers. Recent significant increases in the market cost of energy purchased by many California utilities has caused these utilities to come under financial pressures, as they have been unable to pass these increased costs to their customers. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers. Some California utilities have suspended debt service payments on outstanding debt or payments to suppliers. The SAI provides specific information about the state in which a Portfolio invests.


FUND MANAGEMENT
--------------------------------------------------------------------------------

The investment manager of the Fund is Alliance Capital Management L.P. ("Alliance"). Alliance has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a registered investment advisor that manages, as of December 31, 2001, approximately $455 billion in assets for individuals, trusts and estates, partnerships. corporations, public and private employee-benefit plans, public employee retirement funds, foundations, endowments, banks, insurance companies worldwide and the Fund. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.

Investment decisions for all of the Fixed-Income Municipal Portfolios and the Foreign-Stock Portfolios of the Fund are made by Investment Policy Groups comprised of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.

The following table lists the person or persons who are primarily responsible for the day-to-day management of the Fixed-Income Taxable Portfolios and their titles with Alliance Capital Management Corporation ("ACMC"), the general partner of Alliance, the length of time that each

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54      Sanford C. Bernstein Fund, Inc.

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person has been primarily responsible for the management of the Portfolio, and each person's principal occupation during the past five years.

                       Employee;                  Principal Occupation
                       Time Period;               During the
Portfolio              Title with ACMC            Past Five Years*
--------------------------------------------------------------------------------
U.S.                   John Feingold; 2/1/01;     1998-Present: associated
Government             Senior Vice President      with Alliance and its
Short Duration                                    predecessor, Sanford C.
and Short                                         Bernstein & Co., Inc.;
Duration Plus                                     1993-98: associated
                                                  with Jennison Associates
                       Jeffrey S. Phlegar;        Associated with Alliance
                       2/1/01; Senior
                       Vice President
 ................................................................................
Intermediate           Matthew Bloom; 2/1/01;     Associated with Alliance
Duration               Senior Vice President

                       Jeanne F. Goetz; 2/1/01;   Associated with Alliance
                       Senior Vice President


*All persons listed have been employed in a portfolio management, research or investment capacity.

Investment Management Fees


For the fiscal year ended September 30, 2001, the aggregate fees paid to Alliance as a percentage of assets for services rendered to each Portfolio with respect to investment management was:

                                                        Fee as a percentage of
Portfolio                                               average daily net assets
--------------------------------------------------------------------------------
U.S. Government Short Duration Portfolio                         .50%
Short Duration Plus Portfolio                                    .50%
Intermediate Duration Portfolio                                  .47%
New York Municipal Portfolio                                     .50%
Short Duration New York Municipal Portfolio                      .50%
California Municipal Portfolio                                   .50%
Short Duration California Municipal Portfolio                    .50%
Diversified Municipal Portfolio                                  .49%
Short Duration Diversified Municipal Portfolio                   .50%
Tax-Managed International Value Portfolio                        .94%
International Value Portfolio II                                 .96%
Emerging Markets Value Portfolio                                1.25%


Shareholder Servicing and
Administrative Services


Alliance provides the Fund with shareholder servicing and administrative services. For these services, Alliance charges each Fixed-Income Portfolio an annual fee of 010% of each such Portfolio's average daily assets and each Foreign-Stock Portfolio an annual fee of 0.25% of each such Portfolio's average daily net assets.


Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services free of charge. Bernstein LLC is a wholly-owned subsidiary of Alliance.


PRICING PORTFOLIO SHARES
--------------------------------------------------------------------------------

The share price for each Portfolio is based on the Portfolio's net asset value ("NAV"). To calculate the NAV, a Portfolio's net worth (assets less liabilities) is divided by the number of outstanding shares.

Regarding Portfolio securities for which readily available market quotations exist, the value is based on the most recent sale price, bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate.


If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by the Fund's Board of Directors. In the latter situation, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.

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                                            Prospectus--February 1, 2002      55

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PRICING PORTFOLIO SHARES (CONT'D)
--------------------------------------------------------------------------------


All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in the NAV, either on the date the security goes ex-dividend, or the date the Manager becomes aware of them, whichever is later. Corporate actions of foreign issuers are reflected in the NAV on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.

A Portfolio's NAV is determined as of the close of regular trading of the New York Stock Exchange (Exchange) (normally 4:00 p.m. New York time) on each business day with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

To the extent that the assets of a Portfolio are traded in other markets (such as a foreign market) on days when the Exchange is closed, the NAV of a Portfolio may be affected on days when you will not be able to purchase or redeem the Portfolio's shares.


Your purchase price for shares of a Portfolio will be the NAV next determined after receipt of a purchase order in good form. When you sell shares of a Portfolio, you will receive the NAV next determined after receipt of the order to sell in proper form.

PURCHASING SHARES
--------------------------------------------------------------------------------

Minimum Investments


Except as otherwise provided, the minimum initial investment in any Portfolio is $25,000 and the minimum subsequent investment in the same Portfolio is $5,000. For shareholders who have met the initial minimum investment requirement in a fixed-income Portfolio, the minimum subsequent investment in any other fixed-income Portfolio is $5,000. For Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Unless you inform us otherwise, in January and June of each year. the cash balances in any account carried by Bernstein LLC which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in one or more of the Portfolios of the Fund or vary the percentage based on the Manager's opinion of the relative allocation of fixed-income investments versus international investments or domestic stock. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

  o initial purchases of shares of the Portfolios (other than the Emerging Markets Value Portfolio) will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

  o initial purchases of shares of the Emerging, Markets Value Portfolio will be subject to a minimum investment requirement of $10,000, but subsequent minimum investment requirements may be waived; and

  o the Manager may, in its discretion, waive initial and subsequent minimum investment requirements for any participant-directed defined contribution plan.

Any purchases and sales of shares of the Emerging Markets Value Portfolio will incur a portfolio transaction fee on purchases and redemptions. The Emerging Markets Value Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 2% of the dollar amount invested in the Portfolio. The portfolio transaction fee on purchases applies

--------------------------------------------------------------------------------
56      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

to an initial investment in the Emerging Markets Value Portfolio and to all subsequent purchases, but not to reinvested dividends or capital gains distributions. The portfolio transaction fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Emerging Markets Value Portfolio also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 2% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Value Portfolio for shares of other Fund Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemption, are received by the Emerging Markets Value Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads.

The purpose of the Portfolio transaction fees discussed above is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. The Emerging Markets Value Portfolio, unlike the other Portfolios of the Fund, imposes transaction fees because transaction costs incurred when purchasing or selling stocks of companies in emerging-market countries are considerably higher than those incurred in either the United States or other developed countries. The Portfolio transaction fees reflect the Manager's estimate of the brokerage and other transaction costs that the Emerging Markets Value Portfolio incurs as a result of purchases or redemptions. Without the fees, the Emerging Markets Value Portfolio would not be reimbursed for these transaction costs, resulting in reduced investment performance for all shareholders of the Portfolio. With the fees, the transaction costs occasioned by purchases or sales of shares of the Emerging Markets Value Portfolio are borne not by existing shareholders, but by the investors making the purchases and redemptions.

Procedures

To purchase shares, you must submit to Bernstein LLC a completed application (unless you currently have an account with us) and payment for the requested shares. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of the Manager. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. dollars. All purchase orders will be confirmed in writing. If no indication is made on the application form, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

The share price you pay will depend on when your order is received in proper form. Orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m. New York time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

The Fund may, at its sole option, accept securities as payment for shares of any Fixed-Income Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Pricing Portfolio Shares" as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. The Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Fund's NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Fund.

The Fund reserves the right to reject any purchase order and may stop selling shares of any of the Portfolios at any time. Share certificates are issued only upon written request, but no certificates are issued for fractional shares. Shares of the Fund will not be offered in any state where the Fund or a Portfolio of the Fund has not made a notice filing required by state law.

Transaction fees: As discussed above, if you purchase shares of the Emerging Markets Value Portfolio you will pay to this Portfolio a transaction fee of 2.00% of the amount invested.


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      57

SELLING SHARES
--------------------------------------------------------------------------------

You may sell your shares of the Fund by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Fund are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Fund.

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets the Fund's requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by the Fund in certain instances. The Fund may waive the requirement that a redemption request must be in writing. The Fund may request further documentation from corporations, executors, administrators, trustees or guardians.

We will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with the Fund unless prior other instructions are on file. If you are a client of the Manager's investment advisory services, the sales proceeds will be held in your account with Bernstein LLC unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed, the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when the Fund or the authorized third-party bank, brokerage-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m. New York time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes. For additional information. see "Dividends, Distributions and Taxes" on pages 59-61.

If you are selling shares recently purchased with a check, we may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

Transaction fees upon redemption: You will be charged a 2% redemption fee upon the sale of shares of the Emerging Markets Value Portfolio that will be deducted from the proceeds of the sale and paid to the Portfolio. This transaction fee is payable only by investors in this Portfolio and is charged because of the additional costs involved in the purchase and sale of these shares. For more information, see pages 43-44.

Restrictions on sales: There may be times during which you may not be able to sell your shares or we may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the Securities and Exchange Commission may, by order, permit.

Sale in-kind: The Fund normally pays proceeds of a sale of Portfolio shares in cash. However, the Fund has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the Funds SAI.

Automatic sale of your shares: Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60

--------------------------------------------------------------------------------
58      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

days prior written notice, sell your remaining shares in that Portfolio and close your account. We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

Systematic withdrawal plan: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Fund's discretion. For further information, call (212) 756-4097.

EXCHANGING SHARES
--------------------------------------------------------------------------------


You may exchange your shares in a Portfolio for shares of the same class in any other Portfolio of the Fund. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective net asset values of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. The Fund reserves the right, on behalf of any of the Portfolios, to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

On any exchanges of other Fund shares for shares of the Emerging Markets Value Portfolio, shareholders will be charged the portfolio transaction fee of 2% of the dollar amount exchanged; on any exchanges of shares of the Emerging Markets Value Portfolio for other Fund shares, shareholders will be charged the 2% redemption fee. See pages 43-44 for additional information.

The exchange privilege is available only in states where the exchange may legally be made. While the Fund plans to maintain this exchange policy, changes to this policy may be made upon 90 days prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See "Dividends, Distributions and Taxes."

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Fixed-Income Portfolios intend to declare dividends daily and pay them monthly. The Foreign-Stock Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them except that dividends declared in October, November or December and paid prior to February l of the following year will be taxable to you in the year they are declared.

If you purchase shares shortly before the record date of a dividend of any of the Foreign-Stock Portfolios or a capital gains distribution of any of the Portfolios, the share price will include the amount of the distribution. On the record date of the distribution, the net asset value of Portfolio shares will drop by the amount of the distribution.


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      59

--------------------------------------------------------------------------------


Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Portfolio on which they were paid. The number of shares you receive is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to receive dividends and/or capital gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.

Based on our investment objectives and strategies, we expect that, in general, the Fixed-Income Municipal Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities), the Fixed-Income Taxable Portfolios will distribute primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and interest), and in general, the Tax-Managed International Value and the Emerging Markets Value Portfolios will distribute primarily capital gains distributions. The International Value Portfolio II may distribute ordinary income dividends or capital gains distributions.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Generally, it is intended that dividends paid ran shares in both New York Municipal Portfolios, both California Municipal Portfolios and both Diversified Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from these Portfolios.

The New York Municipal Portfolios provide income that is generally tax-free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the United States. Similarly, the California Municipal Portfolios provide income that is generally tax-free for California state personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities on which the interest is exempt from taxes in that state.

Interest on certain "private activity bonds" issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes "adjusted current earnings" ("ACE") for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of the Foreign-Stock Portfolios will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.

Dividends and interest received by the Fixed-Income Portfolios that invest in foreign securities, the International Value Portfolios and the Emerging Markets Portfolio may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes. You may be entitled to claim foreign tax credits or deductions on your federal income tax returns with respect to such taxes paid by a Portfolio.

If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, generally you will recognize a


--------------------------------------------------------------------------------
60      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------


capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Under certain circumstances, the Foreign-Stock Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by such Portfolios as paid by their shareholders. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income-treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may he claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

This Prospectus summarizes only some of the tax implications you should consider when investing in our Fund. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state. local and foreign taxes.

Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.


--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      61

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Financial                Fixed-Income Taxable Portfolio
Highlights               o   U.S. Government Short Duration Portfolio
                         o   Short Duration Plus Portfolio
                         o   Intermediate Duration Portfolio


The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain




                    U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------
                                          YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                          9/30/0l(a)       9/30/00         9/30/99        9/30/98         9/30/97
Net asset value, beginning of period        $12.49         $12.46          $12.66           $12.53          $12.48

INCOME FROM INVESTMENT OPERATIONS:

  Investment income, net                      0.59           0.61            0.58             0.64            0.67

  Net realized and unrealized gain            0.58           0.03           (0.20)            0.13            0.05
    (loss) on investments, futures and
    foreign currencies
---------------------------------------  ----------------------------------------------------------------------------
  Total from investment operations            1.17           0.64            0.38             0.77            0.72
---------------------------------------  ----------------------------------------------------------------------------
LESS DISTRIBUTIONS:

  Dividends from taxable net                 (0.59)         (0.61)          (0.58)           (0.64)          (0.67)
    investment income

  Dividends from tax-exempt net               0              0               0                0               0
    investment income

  Distributions from net realized gains       0              0               0                0               0

  Distributions from return of capital        0              0               0                0               0

  Distributions in excess of net              0              0               0                0               0
    investment income due to
    timing differences

  Distributions in excess of net              0              0               0                0               0
    realized gains due to timing
    differences
---------------------------------------  ----------------------------------------------------------------------------
  Total distributions                        (0.59)         (0.61)          (0.58)           (0.64)          (0.67)

  Net asset value, end of period            $13.07         $12.49          $12.46           $12.66          $12.53

  Total return                                9.62%          5.30%           3.07%            6.35%           5.88%
---------------------------------------  ----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

  Net asset, end of period (000
    omitted)                              $101,664        $95,617        $127,598         $138,037        $142,081

  Average net assets (000 omitted)        $101,326       $112,827        $132,741         $139,410        $136,888

  Ratio of expenses to average net
    assets                                    0.72%          0.72%           0.70%            0.70%           0.69%

  Ratio of net investment income to
    average net assets                        4.65%          4.91%           4.61%            5.13%           5.32%

  Portfolio turnover rate                   343.55%        159.52%          82.16%           56.93%          80.11%




--------------------------------------------------------------------------------
62      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2001 annual report, which is available upon request.


                          SHORT DURATION PLUS PORTFOLIO
--------------------------------------------------------------------------------
YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
9/30/0l(a)       9/30/00         9/30/99        9/30/98         9/30/97

  $12.25         $12.33          $12.53           $12.53          $12.48

    0.68           0.72            0.67             0.65            0.67
---------------------------------------------------------------------------
    0.44          (0.08)          (0.20)            0.09            0.08

---------------------------------------------------------------------------
    1.12           0.64            0.47             0.74            0.75
---------------------------------------------------------------------------

   (0.66)         (0.72)          (0.67)           (0.72)          (0.70)
    0              0               0                0               0
    0              0               0                0               0
   (0.01)          0               0               (0.02)           0

   (0.01)          0               0                0               0

    0              0               0                0               0
---------------------------------------------------------------------------
   (0.68)         (0.72)         (0.67)          (0.74)         (0.70)
  $12.69         $12.25         $12.33          $12.53         $12.53
    9.40%         5.37%           3.82%           6.10%          6.21%
---------------------------------------------------------------------------

$367,738      $407,516        $557,016        $595,087       $612,744
$377,112      $490,232        $569,298        $591,866       $583,003
    0.67%         0.66%           0.65%           0.64%          0.65%
    5.48%         5.88%           5.36%           5.24%          5.38%
  377.16%       194.48%          95.60%          71.40%        118.58%


                         INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

    YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
    9/30/0l(a)       9/30/00         9/30/99        9/30/98         9/30/97

    $12.51            $12.67         $13.49          $13.38         $13.08

      0.72              0.81           0.77            0.73           0.75

      0.47            (0.16)          (0.63)           0.37           0.35
-----------------------------------------------------------------------------
      1.19             0.65            0.14            1.10           1.10
-----------------------------------------------------------------------------

     (0.68)           (0.81)          (0.76)          (0.80)         (0.80)
      0                0               0               0              0
      0                0              (0.10)          (0.17)          0
     (0.04)            0               0               0              0

      0                0              (0.03)          (0.02)          0

      0                0              (0.07)           0              0
-----------------------------------------------------------------------------
     (0.72)         (0.81)         (0.96)          (0.99)         (0.80)
    $12.98         $12.51         $12.67          $13.49         $13.38
      9.80%          5.37%          1.04%           8.59%          8.66%
-----------------------------------------------------------------------------

$2,130,691     $2,041,914     $2,674,408      $2,541,549     $2,058,220
$2,060,159     $2,298,018     $2,601,959      $2,303,250     $1,754,554
      0.61%          0.60%          0.60%           0.60%          0.62%
      5.66%          6.48%          5.89%           5.41%          5.61%
    532.33%        378.19%        229.75%         233.08%        238.04%

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      63

--------------------------------------------------------------------------------

Financial                Fixed-Income Taxable Portfolio
Highlights               o   New York Municipal Portfolio
                         o   Short Duration Municipal New York Portfolio
                         o   California Municipal Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain

                          NEW YORK MUNICIPAL PORTFOLIO

                                          YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                          9/30/0l(a)       9/30/00         9/30/99        9/30/98         9/30/97
  Net asset value, beginning of period      $13.37         $13.36          $13.87           $13.62         $13.35
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                      0.57           0.57            0.56             0.58            0.61
  Net realized and unrealized gain
    (loss) on investments, futures and
    foreign currencies                        0.48           0.07           (0.46)            0.26            0.27
---------------------------------------  ----------------------------------------------------------------------------
  Total from investment operations            1.05           0.64            0.10             0.84            0.88
---------------------------------------  ----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net
    investment income                        (0.22)          0              (0.01)           (0.01)          (0.01)
  Dividends from tax-exempt net
    investment income                        (0.55)         (0.57)          (0.55)           (0.57)          (0.60)
  Distributions from net realized gains       0             (0.05)          (0.05)           (0.01)           0
  Distributions in excess of net
    investment income due to
    timing differences                        0              0               0                0               0
  Distributions in excess of net
    realized gains due to
    timing differences                        0             (0.01)           0                0               0
---------------------------------------  ----------------------------------------------------------------------------
  Total distributions                        (0.57)         (0.63)          (0.61)           (0.59)          (0.61)
  Net asset value, end of period            $13.85         $13.37          $13.36           $13.87          $13.62
  Total return                                7.99%          4.93%           0.74%            6.32%           6.73%
---------------------------------------  ----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000          $763,728       $673,723        $845,970         $816,082        $671,700
    omitted)
  Average net assets (000 omitted)        $713,704       $743,412        $843,755         $746,257        $603,119
  Ratio of expenses to average net            0.64%          0.64%           0.64%            0.64%           0.65%
    assets
  Ratio of net investment income to           4.17%          4.33%           4.09%            4.25%           4.51%
    average net assets
  Portfolio turnover rate                    29.01%         32.88%          35.13%           27.20%          25.94%


--------------------------------------------------------------------------------
64      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2001 annual report, which is available upon request.


                   SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

  YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
  9/30/0l(a)       9/30/00         9/30/99        9/30/98         9/30/97

    $12.31          $12.35         $12.47          $12.47         $12.52

      0.44            0.48           0.44            0.46           0.50


      0.23           (0.04)         (0.12)           0.01          (0.01)
 ----------------------------------------------------------------------------
      0.67            0.44           0.32            0.47           0.49
 ----------------------------------------------------------------------------


     (0.03)          (0.01)         (0.02)          (0.01)         (0.08)

     (0.41)         (0.47)          (0.42)         (0.45)          (0.42)
      0              0               0             (0.01)          (0.04)


      0              0               0              0               0


      0              0               0              0               0
 ----------------------------------------------------------------------------
     (0.44)          (0.48)         (0.44)          (0.47)         (0.54)
    $12.54          $12.31         $12.35          $12.47         $12.47
 ----------------------------------------------------------------------------
      5.55%           3.64%          2.64%           3.86%          3.99%
 ----------------------------------------------------------------------------



   $87,919         $93,774       $101,901         $78,652        $76,142
   $94,332        $106,683        $92,014         $77,989        $69,567

      0.73%           0.72%          0.74%           0.74%          0.76%

      3.56%           3.91%          3.57%           3.66%          3.97%
     92.84%          65.09%         77.64%          52.93%         98.01%


                         CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

   YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
   9/30/0l(a)       9/30/00         9/30/99        9/30/98         9/30/97

    $13.81          $13.69         $14.19          $13.90         $13.58

      0.57            0.57           0.54            0.57           0.59


      0.42            0.16          (0.46)           0.30           0.32
 ----------------------------------------------------------------------------
      0.99            0.73           0.08            0.87           0.91
 ----------------------------------------------------------------------------


     (0.04)          (0.02)         (0.02)          (0.02)         (0.03)

     (0.53)          (0.55)         (0.52)          (0.55)         (0.56)
      0              (0.04)         (0.04)          (0.01)          0


      0               0              0               0              0


      0               0              0               0              0
 ----------------------------------------------------------------------------
     (0.57)          (0.61)         (0.58)          (0.58)         (0.59)
    $14.23           $13.81        $13.69          $14.19         $13.90
 ----------------------------------------------------------------------------
      7.33%           5.44%          0.60%           6.37%          6.82%
 ----------------------------------------------------------------------------



  $491,194        $450,744       $605,962        $549,757       $411,384
  $460,729        $524,573       $585,610        $473,077       $339,514

      0.65%           0.64%          0.64%           0.65%          0.67%

      4.07%           4.15%          3.88%           4.04%          4.26%
     45.61%          48.46%         38.44%          25.33%         41.32%

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      65

--------------------------------------------------------------------------------

Financial                Fixed-Income Taxable Portfolio
Highlights               o   Short Duration California Municipal Portfolio
                         o   Diversified Municipal Portfolio
                         o   Short Duration Diversified Municipal Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain


                  SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------
                                          YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                          9/30/0l(a)       9/30/00         9/30/99        9/30/98         9/30/97

  Net asset value, beginning of period      $12.51         $12.53          $12.61           $12.55          $12.53
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                      0.46           0.45            0.40             0.42            0.45
  Net realized and unrealized gain
    (loss) on investments, futures and
    foreign currencies                        0.17           0.02           (0.04)            0.07            0.03
---------------------------------------  ----------------------------------------------------------------------------
Total from investment operations              0.63           0.47            0.36             0.49            0.48
---------------------------------------  ----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net
    investment income                        (0.03)         (0.03)          (0.02)           (0.02)          (0.04)
  Dividends from tax-exempt net
    investment income                        (0.43)         (0.42)          (0.38)           (0.40)          (0.41)
  Distributions from net realized gains       0.00          (0.04)          (0.04)           (0.01)          (0.01)
  Distributions in excess of net
    investment income due to
    timing differences                        0              0               0                0               0
  Distributions in excess of net
    realized gains due to timing
    differences                               0              0               0                0               0
---------------------------------------  ----------------------------------------------------------------------------
  Total distributions                        (0.46)         (0.49)         (0.44)            (0.43)         (0.46)
  Net asset value, end of period            $12.68         $12.51         $12.53            $12.61          $12.55
  Total return                                5.13%          3.87%          2.90%             3.98%           3.89%
---------------------------------------  ----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000           $54,073        $58,089        $108,511          $99,050         $86,311
    omitted)
  Average net assets (000 omitted)         $55,681        $83,374         $97,808          $88,338         $76,339
  Ratio of expenses to average net
    assets                                    0.79%          0.73%           0.73%            0.73%           0.74%
  Ratio of net investment income to
    average net assets                        3.66%          3.58%           3.18%            3.34%           3.56%
  Portfolio turnover rate                    60.33%         94.20%         126.65%           77.01%          75.36%

--------------------------------------------------------------------------------
66      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2001 annual report, which is available upon request.


                         DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------
YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
 9/30/0l(a)       9/30/00         9/30/99        9/30/98         9/30/97

   $13.50         $13.47         $13.96          $13.74         $13.44

     0.59           0.58           0.56            0.58           0.60

     0.55           0.08          (0.46)           0.23           0.31
--------------------------------------------------------------------------------
     1.14           0.66           0.10            0.81           0.91
--------------------------------------------------------------------------------

    (0.01)         (0.01)         (0.02)          (0.02)         (0.02)
    (0.58)         (0.57)         (0.54)          (0.56)         (0.58)
     0.00          (0.05)         (0.03)          (0.01)         (0.01)

     0              0              0               0              0

     0              0              0               0              0
--------------------------------------------------------------------------------
    (0.59)         (0.63)         (0.59)          (0.59)         (0.61)
   $14.05         $13.50         $13.47          $13.96         $13.74
     8.63%          5.04%          0.77%           5.98%          6.95%
--------------------------------------------------------------------------------

 $1,388,653      $1,205,781     $1,517,233      $1,385,785     $1,114,374

 $1,277,970      $1,329,585     $1,458,118      $1,250,621      $965,455

     0.63%          0.63%          0.63%           0.63%          0.65%

     4.30%          4.30%          4.08%           4.17%          4.43%

    25.88%         34.94%         44.69%          22.00%         24.65%


                 SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
                        DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------
YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
 9/30/0l(a)       9/30/00         9/30/99        9/30/98         9/30/97

   $12.44         $12.49         $12.57          $12.56         $12.52

     0.47           0.47           0.42            0.45           0.46

     0.26          (0.01)         (0.05)           0.04           0.05
--------------------------------------------------------------------------------
     0.73           0.46           0.37            0.49           0.51
--------------------------------------------------------------------------------

    (0.01)         (0.01)         (0.01)          (0.01)         (0.02)
    (0.46)         (0.46)         (0.41)          (0.44)         (0.44)
     0.00           0             (0.03)          (0.03)         (0.01)

     0              0              0               0              0

     0             (0.04)          0               0              0
--------------------------------------------------------------------------------
    (0.47)         (0.51)         (0.45)          (0.48)         (0.47)
   $12.70         $12.44         $12.49          $12.57         $12.56
     5.98%          3.77%          2.91%           4.02%          4.17%
--------------------------------------------------------------------------------

  $156,920        $158,315       $170,722        $158,553       $151,821

  $144,315        $168,807       $167,918        $150,699       $132,288

     0.71%          0.71%          0.71%           0.71%          0.72%

     3.73%          3.75%          3.29%           3.58%          3.66%

    76.89%         99.12%         95.33%          99.93%         68.25%

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      67

--------------------------------------------------------------------------------

Financial                Foreign-Stock Portfolios
Highlights               o   Tax Managed International Value Portfolio
                         o   International Value Portfolio II
                         o   Emerging Markets Value Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain


                                    TAX-MANAGED INTERNATIONAL VALUE PORTFOLIO

                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             9/30/0l(a)       9/30/00        9/30/99        9/30/98        9/30/97

Net asset value, beginning of period           $20.44         $20.02         $17.63         $20.92         $18.14
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net                           0.21           0.21           0.15           0.20           0.26
Net realized and unrealized gain
   (loss) on investments, futures and
   foreign currencies                           (3.48)          0.51           4.04          (1.67)          3.73

Total from investment operations                (3.27)          0.72           4.19          (1.47)          3.99

LESS DISTRIBUTIONS:
Dividends from taxable net
   investment income                            (0.16)           0             (0.93)        (1.11)         (0.99)
Dividends from tax-exempt net
   investment income                             0               0              0             0              0
Distributions from net realized gains           (1.79)          (0.30)         (0.87)        (0.71)         (0.22)
Distributions in excess of net
   investment income due to
   timing differences                            0               0              0             0              0
Distributions in excess of net
   realized gains due to timing
   differences                                   0               0              0             0              0

Total distributions                             (1.95)          (0.30)         (1.80)        (1.82)         (1.21)

Portfolio transaction fee                        0               0              0             0              0

Net asset value, end of period                 $15.22          $20.44         $20.02        $17.63         $20.92

Total return                                   (17.49)%          3.49%         25.35%        (7.19)%        23.25%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)      $2,420,323      $3,029,742      $3,654,579    $4,912,583     $4,965,998
Average net assets (000 omitted)             $2,828,736      $3,467,670      $4,618,500    $5,309,076     $3,977,823
Ratio of expenses to average net assets          1.25%           1.24%          1.24%         1.26%          1.27%
Ratio of net investment income to
   average net assets                            1.14%           1.02%          0.80%         0.98%          1.37%
Portfolio turnover rate                         46.44%          40.62%         31.99%        30.34%         26.24%

(a) Prior to October 2, 2000, Sanford C. Bernstein & Co., Inc. served as investment manager to the Fund. On October 2, 2000, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Sanford C. Bernstein & Co., Inc. and became investment adviser for the Fund.
(b) Commenced operations on April 30, 1999

--------------------------------------------------------------------------------
68      Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2001 annual report, which is available upon request.


                               INTERNATIONAL VALUE
                                  PORTFOLIO II
--------------------------------------------------------------------------------

                YEAR ENDED      YEAR ENDED     YEAR ENDED
                9/30/0l(a)        9/30/00       9/30/99(b)

                  $20.44          $20.11         $19.43

                    0.18            0.23           0.19

                   (3.11)           0.31           0.49
--------------------------------------------------------------------------------
                   (2.93)           0.54           0.68
--------------------------------------------------------------------------------

                   (0.79)          (0.19)          0
                    0               0              0
                   (2.56)          (0.02)          0

                    0               0              0

                    0               0              0
--------------------------------------------------------------------------------
                   (3.35)          (0.21)          0
                    0               0              0
                   $14.16         $20.44         $20.11
                   (16.95)%         2.72%          3.50%
--------------------------------------------------------------------------------

                 $1,426,683      $1,907,921     $2,459,123

                 $1,718,245      $2,238,111     $2,397,807

                     1.28%          1.25%          1.26%*

                     1.06%          1.09%          2.23%*

                    45.01%         24.24%          9.34%


                        EMERGING MARKETS VALUE PORTFOLIO
--------------------------------------------------------------------------------

  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
  9/30/0l(a)       9/30/00        9/30/99        9/30/98        9/30/97

    $16.91         $17.67         $10.11         $22.54         $21.82

      0.17           0.14           0.16           0.20           0.14


     (4.34)         (1.01)          7.39         (12.17)          0.44
--------------------------------------------------------------------------------
     (4.17)         (0.87)          7.55         (11.97)          0.58
--------------------------------------------------------------------------------

     (0.09)         (0.10)         (0.12)         (0.11)         (0.08)
      0              0              0              0              0
     (0.28)          0              0             (0.61)         (0.02)


      0              0              0              0              0


      0              0             (0.02)          0              0
--------------------------------------------------------------------------------
     (0.37)         (0.10)         (0.24)         (0.72)         (0.10)
      0.11           0.21           0.15           0.26           0.24
    $12.48         $16.91         $17.67         $10.11         $22.54
    (27.36)%+       (7.63)%+       69.88%+       (55.09)%+       (0.32)%+
--------------------------------------------------------------------------------

   $499,414       $593,883       $720,444       $362,686       $438,305

   $578,168       $718,397       $581,638       $417,615       $379,351

      1.75%          1.71%          1.74%          1.77%          1.75%

      1.10%          0.75%          1.04%          1.29%          0.58%

     33.58%         27.87%         28.54%         19.56%         32.45%



--------------------

*  Annualized
+ This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 2.00% portfolio transaction fee. Total return to a shareholder for the years ending September 30, 2001, September 30, 2000, September 30, 1999, September 30, 1998 and September 30, 1997,
   without taking into account these transaction fees would have been (24.37)%, (3.82)%, 76.88%, (53.24)% and 3.79%, respectively.

--------------------------------------------------------------------------------
                                            Prospectus--February 1, 2002      69

         February 1, 2002

         Prospectus



Sanford C. Bernstein Fund, Inc.


         The Statement of Additional Information (SAI) includes further information about the Fund and its investment policies. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus. Further information about the Fund's investment is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain free copies of any of these documents or make inquiries about the Fund, call (212) 756-4097 collect or write to us at: 767 Fifth Avenue, New York, NY 10153-0185.

         You can also obtain copies from the SEC's internet site at http://www.sec.gov, by visiting the SEC's Public Reference Room in Washington. D.C., by sending an e-mail to public-info@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You can call (202) 942-8090 for information on the operation of the Public Reference Room.

         Sanford C. Bernstein Fund, Inc.. SEC file number: 811 - 5555

February 1, 2002

Prospectus

Sanford C. Bernstein Fund, Inc.

Fixed-Income Portfolios
Short Duration Plus
Intermediate Duration



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Fixed-Income Portfolios

Introduction                                                                   2

Short Duration Plus Portfolio                                                  3

Intermediate Duration Portfolio                                                6

Additional Information About the Principal Investment Strategies
  and Risks of the Portfolios                                                  9

Additional Investment Information, Special Investment Techniques
  and Related Risks                                                           10

Fund Management                                                               17

Pricing Portfolio Shares                                                      18

Participating in Your Plan                                                    19

Dividends, Distributions and Taxes                                            19

Financial Highlights                                                          20

Introduction

This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only two (2) of the twelve
(12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the Short Duration Plus Portfolio and the Intermediate Duration Portfolio. A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling the telephone number on the back cover of this Prospectus.

Alliance Capital Management L.P. is the investment manager of the Fund. This Prospectus refers to Alliance Capital Management L.P. as "the Manager," "Alliance" or "we" and shareholders of the Portfolios as "you."

Before investing in any Portfolio, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives. In addition, the investments made by the Portfolios may underperform the market generally or other mutual funds with a similar investment objectives.


These and other risks are discussed in more detail in the pages that follow and in the Fund's Statement of Additional Information (SAI), which is available without charge (see back cover).

Short Duration Plus Portfolio

Investment Objective


To provide safety of principal and a moderate rate of income that is subject to taxes.


Principal Investment Strategies

The Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may use derivatives such as options, futures, forwards and swaps. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.


The Portfolio may use special investment techniques, including futures.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.


Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

o lower rated securities or comparable unrated securities; debt securities with longer maturities;

o    debt securities paying no current interest, such as zero coupon securities;

o or debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.


Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging markets countries.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.


Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.


Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.



SHORT DURATION PLUS PORTFOLIO
Calendar Year Total Returns
---------------------------

 1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 6.30%   5.42%   0.55%   10.10%  4.79%   5.54%   5.93%   3.78%   6.32%   8.35%

Best and Worst Quarters


                  QUARTER    TOTAL
                   ENDED     RETURN

Best Quarter      12/31/91   3.75%
Worst Quarter      3/31/94  -0.31%

Average Annual Total Returns

          FOR YEARS ENDED DECEMBER 31, 2001
                  ONE      FIVE    TEN
                  YEAR     YEARS   YEARS

Bernstein Short
Duration Plus     8.35%    5.97%    5.68%

Merrill Lynch 1-3 Year
Treasury Index    8.30%    6.59%    6.09%



Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


Fee Table
Shareholder fees                                           Short Duration
         (fees paid directly from your investment)         Plus Portfolio

         Sales Charge (Load) Imposed on Purchases               None
         Sales Charge (Load) Imposed on Reinvested Dividends    None
         Deferred Sales Charge (Load)                           None
         Redemption Fees                                        None
         Exchange Fees                                          None
         Maximum Account Fee                                    $100(1)
Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                        0.50%
         Distribution (12b-1) Fees                              None
         Other Expenses
         Shareholder Servicing and Administrative Fees          0.10%
         All Other Expenses                                     0.07%

Total Annual Portfolio Operating Expenses                       0.67%

1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 Yr.             $68
         3 Yrs. (cum.)     $214
         5 Yrs. (cum.)     $373
         10 Yrs. (cum.)    $835


Intermediate Duration Portfolio

Investment Objective

To provide safety of principal and a moderate to high rate of current income that is subject to taxes.



Principal Investment Strategies

The Intermediate Duration Portfolio will invest at least 65% of its total assets in securities rated AA or better by national rating agencies and comparably rated commercial paper and notes. In addition, the Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies.

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.


The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.



Principal Investment Risks


General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.


Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent they invest in:

o lower rated securities or comparable unrated securities; debt securities with longer maturities;

o    debt securities paying no current interest, such as zero coupon securities;

o or debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Short Duration Plus Portfolio.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.


Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. The risks are heightened with respect to investments in emerging-market countries.


Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.


Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.



INTERMEDIATE DURATION PORTFOLIO
Calendar Year Total Returns
---------------------------

 1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 7.67%  10.34%  -3.15%   17.83%  3.58%   7.66%   6.87%   0.64%   8.37%   7.19%


                             Best and Worst Quarters


                                        QUARTER     TOTAL
                                         ENDED     RETURN

                          Best Quarter  12/31/91   5.94%
                          Worst Quarter  3/31/94   -2.30%

Average Annual Total Returns

                        FOR YEARS ENDED DECEMBER 31, 2001
                           ONE       FIVE    TEN
                           YEAR      YEARS   YEARS

Bernstein Intermediate
Duration                   7.19%    6.11%   6.57%
Lehman Brothers
Aggregate Bond Index       8.44%    7.43%   7.23%



Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.



Fee Table
Shareholder fees                                         Intermediate Duration
         (fees paid directly from your investment)             Portfolio

         Sales Charge (Load) Imposed on Purchases               None
         Sales Charge (Load) Imposed on Reinvested Dividends    None
         Deferred Sales Charge (Load)                           None
         Redemption Fees                                        None
         Exchange Fees                                          None
         Maximum Account Fee                                    $100(1)
Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                        0.47%
         Distribution (12b-1) Fees                              None
         Other Expenses
         Shareholder Servicing and Administrative Fees          0.10%
         All Other Expenses                                     0.04%

Total Annual Portfolio Operating Expenses                       0.61%

1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 Yr.          $62
         3 Yrs. (cum.) $195
         5 Yrs. (cum.) $340
         10 Yrs. (cum.) $762

Additional Information About the
Principal Investment Strategies and Risks of the Portfolios


This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described in the preceding pages.


Making Investment Decisions

For the Portfolios


To solve the complex problems of bond valuation, we devote considerable resources to research. Our business is investment research and management. We have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. Our research is applied within a value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.


To identify attractive bonds for the Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within the limits for each Portfolio.

Portfolio turnover: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section of the Prospectus. These Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

Changing the investment objectives and policies of the Portfolios: The investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of these Portfolios is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Special Investment Techniques
and Related Risks

Foreign Currency Transactions

The Portfolios may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.


Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.

Futures Contracts and Options on Futures Contracts

The Portfolios may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts are potentially unlimited. Also, losses from futures contracts could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolios may each purchase or sell options on futures contracts for hedging or other purposes. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


Additional Investment Information,
Special Investment Techniques and Related Risks


In addition to the principal investments previously described, the Portfolios may invest in other instruments. This section of the prospectus contains detailed information about the other instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this prospectus.

Each Portfolio's holdings are detailed in the Fund's financial statements, which are sent to the Fund's shareholders twice a year.


Additional investments, strategies and practices permitted; details in Fund's
SAI: The Portfolios may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Fund's SAI, which is available upon request at no cost (see the back cover of this prospectus).


Additional Investments


Interest Only/Principal Only Securities

The Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. Most IOs and POs are considered to be illiquid securities (see discussion below).

Obligations of Supranational Agencies

The Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages 3 and 7).

Variable, Floating and Inverse
Floating Rate Instruments

Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Portfolio may invest in Variable Rate Demand Notes (VRDN) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

Zero-Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Fixed-Income Securities

The Fixed-Income Portfolios invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that no Fixed-Income Portfolio will retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration.

Unrated securities may be purchased by a Fixed-Income Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.


Illiquid Securities


Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Derivatives

The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put options entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Hybrid Investments." No Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or evenly highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios

The following describes specific derivatives that one or more of the Portfolios may use.


Options

The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.


No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolio may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Hybrid Investments

As part of its investment program and to maintain greater flexibility, the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events.

Hybrids can have volatile prices and limited liquidity and their use by the Portfolios may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. Neither Portfolio will invest more than 20% of its total assets in these investments.

Interest Rate Transactions
(Swaps, Caps and Floors)

Each Portfolio may enter into interest rate or foreign currency swaps and purchase and sell interest-rate caps and floors. The Portfolios expect to enter into these transactions for a variety of reasons. A Portfolio may attempt to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions as a duration management technique or to protect against any increase in the price of securities that the Portfolio anticipates purchasing at a later date.

No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

The swap market has grown substantially in recent years, with a large number of banks and investment-banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.


Lending Portfolio Securities

Each Portfolio may lend up to 30% of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitments basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. A Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).


Future Developments


The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.

Additional Risk Considerations

Fixed-Income Securities

The value of each Fixed-Income Portfolio's share will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, Alliance will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Leverage

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements inverse floating rate instruments or derivatives, or by borrowing money for temporary or emergency purposes.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objectives and policies.

Fund Management

The investment manager of the Fund is Alliance Capital Management L.P. ("Alliance"). Alliance has its principal offices at 1345 Avenue of The Americas, New York, New York 10105. Alliance is a registered investment advisor that manages, as of December 31, 2001, approximately $455 billion in assets for individuals, trusts and estates, partnerships, corporations, public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, insurance companies worldwide and the Fund. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.

The table to the right lists the person or persons who are primarily responsible for the day-to-day management of the Portfolios and their title with Alliance Capital Management Corporation ("ACMC"), the general partner of Alliance; the length or time that each person has been primarily responsible for the management of the Portfolio; and each person's principal occupation during the past five years.


Investment Management Fees


For the fiscal year ended September 30, 2001, the aggregate fees paid to Alliance as a percentage of assets for services rendered to each Portfolio with respect to investment management was 0.50% for the Short Duration Plus Portfolio and 0.47% for the Intermediate Duration Portfolio.

Shareholder Servicing and
Administrative Services

Alliance provides the Fund with shareholder servicing and administrative services. For these services, Alliance charges each Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets.

                        Employee; Time Period;       Principal Occupation
Portfolio               Title with ACMC              During the Past Five Years*

Short Duration Plus     John Feingold; 2/1/01;       1998-Present: associated
                        Senior Vice President        with Alliance and its
                                                     predecessor, Sanford C.
                                                     Bernstein & Co., Inc.;
                                                     1993-98: associated
                                                     with Jennison Associates

                        Jeffrey S. Phlegar; 2/1/01; Associated with Alliance Senior Vice President

Intermediate Duration   Matthew Bloom; 2/1/01;       Associated with Alliance
                        Senior Vice President

                        Jeanne F. Goetz; 2/1/01;     Associated with Alliance
                        Senior Vice President



*All persons associated with Alliance have been employed in a portfolio-management, research or investment capacity.


Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services free of charge. Bernstein LLC is a wholly-owned subsidiary of Alliance.

Pricing Portfolio Shares

The share price for the Portfolios is based on the Portfolios' net asset value ("NAV"). To calculate the NAV, a Portfolio's net worth (assets less liabilities) is divided by the number of outstanding shares.

Regarding Portfolio securities for which readily available market quotations exist, the value is based on the most recent sale price, bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate.

If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by the Fund's Board of Directors. In the latter situation, prices used by the Fund to calculate the Portfolios' net asset value may differ from quoted or published prices for the underlying securities.


All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in the NAV either on the date the security goes ex-dividend or the date the Manager becomes aware of them, whichever is later. Corporate actions of foreign issuers are reflected in the NAV on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.

Each Portfolio's NAV is determined as of the close of regular trading of the New York Stock Exchange (Exchange) (normally 4:00 p.m. New York time) on each business day with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

To the extent that the assets of either of the Portfolios are traded in other markets (such as a foreign market) on days when the Exchange is closed, the net asset value of the respective Portfolio may be affected on days when you will not be able to purchase or redeem the Portfolio's shares. Your purchase price for shares of the Portfolios will be the NAV next determined after receipt of a purchase order in good form. When you sell shares of the Portfolios, you will receive the NAV next determined after receipt of the order to sell in proper form.



PARTICIPATING IN YOUR PLAN

The Portfolios are available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect any of the Portfolios as an investment option.

You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.

Contributions, exchanges or distributions of Portfolio shares are effective when received in "good form" by Bernstein LLC or its agents. "Good form" means that complete information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein LLC or its agents.

Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

Before making an exchange, you should consider the following:


o If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number that appears on the back of this prospectus for a copy.

o        Exchanges are accepted by Bernstein LLC only as permitted by your plan.
Your plan administrator can explain how frequently exchanges are allowed.


If you have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

Dividends, Distributions and Taxes


The Portfolios intend to declare dividends daily and to pay them monthly. Capital gains distributions are made at least annually, generally in December. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date.

If you utilize any Portfolio as an investment option in an employer-sponsored retirement or savings plan, dividend and capital gains distributions from any Portfolio will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description or a professional tax advisor regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the Portfolios. The number of shares you receive is based upon the net asset value of the Portfolios on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to receive dividends and/or capital gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.


Dividends and interest received by the Portfolios may be subject to foreign tax and withholding. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be entitled to claim foreign tax credits or deductions on their own federal income-tax returns with respect to such taxes paid by a Portfolio.

Financial Highlights

Financial                Fixed-Income Portfolio
Highlights               o Short Duration
                           Plus Portfolio

The financial highlights table is intended to help you understand the financial performance of these Portfolios of the Fund for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's 2001 annual report, which is available upon request.



                                                SHORT DURATION PLUS PORTFOLIO



                                             YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             9/30/01(a)       9/30/00        9/30/99         9/30/98        9/30/97

Net asset value, beginning of period            $12.25          $12.33         $12.53          $12.53         $12.48
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net                            0.68            0.72           0.67            0.65           0.67
Net realized and unrealized gain (loss)
  on investments, futures and foreign
  currencies                                      0.44           (0.08)         (0.20)           0.09           0.08
------------------------------------------                 -------------- --------------- -------------- --------------
Total from investment operations                  1.12            0.64           0.47            0.74           0.75
------------------------------------------                 -------------- --------------- -------------- --------------
LESS DISTRIBUTIONS:
Dividends from taxable net investment
  income                                         (0.66)          (0.72)         (0.67)          (0.72)         (0.70)
Distributions from net realized gains             0               0              0               0              0
Distributions from return of capital             (0.01)           0              0               0              0
Distributions in excess of net
  investment income due to timing differences    (0.01)           0              0              (0.02)          0
Distributions in excess of net realized
  gains due to timing differences                 0               0              0               0              0
------------------------------------------                 -------------- --------------- -------------- --------------
Total distributions                              (0.68)          (0.72)         (0.67)          (0.74)         (0.70)

Net asset value, end of period                  $12.69          $12.25         $12.33          $12.53         $12.53
Total return                                      9.40%           5.37%          3.82%           6.10%          6.21%
------------------------------------------                 -------------- --------------- -------------- --------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)       $367,738        $407,516       $557,016        $595,087       $612,744
Average net assets (000 omitted)              $377,112        $490,232       $569,298        $591,866       $583,003
Ratio of expenses to average net assets           0.67%           0.66%          0.65%           0.64%          0.65%
Ratio of net investment income to average
  net assets                                      5.48%           5.88%          5.36%           5.24%          5.38%
Portfolio turnover rate                         377.16%         194.48%         95.60%          71.40%        118.58%



---------------------
(a) Prior to October 2, 2000, Sanford C. Bernstein & Co. Inc. served as investment manager to the Fund. On October 2, 2000, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Sanford C. Bernstein & Co., Inc. and became investment adviser for the Fund.

Financial                Fixed-Income Portfolio
Highlights               o Intermediate Duration Portfolio

The financial highlights table is intended to help you understand the financial performance of these Portfolios of the Fund for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's 2001 annual report, which is available upon request.


                                                  INTERMEDIATE DURATION PORTFOLIO

                                             YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             9/30/01(a)       9/30/00        9/30/99         9/30/98        9/30/97
Net asset value, beginning of period            $12.51          $12.67         $13.49          $13.38         $13.08
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net                            0.72            0.81           0.77            0.73           0.75
Net realized and unrealized gain (loss)
  on investments, futures and foreign
  currencies                                      0.47           (0.16)         (0.63)           0.37           0.35
------------------------------------------                 -------------- --------------- -------------- --------------
Total from investment operations                  1.19            0.65           0.14            1.10           1.10
------------------------------------------                 -------------- --------------- -------------- --------------
LESS DISTRIBUTIONS:
Dividends from taxable net investment
  income                                         (0.68)          (0.81)         (0.76)          (0.80)         (0.80)
Distributions from net realized gains             0               0             (0.10)          (0.17)          0
Distributions from return of capital             (0.04)           0              0               0              0
Distributions in excess of net
  investment income due to timing differences     0               0             (0.03)          (0.02)          0
Distributions in excess of net realized
  gains due to timing differences                 0               0             (0.07)           0              0
------------------------------------------                 -------------- --------------- -------------- --------------
Total distributions                              (0.72)          (0.81)         (0.96)          (0.99)         (0.80)

Net asset value, end of period                  $12.98          $12.51         $12.67          $13.49         $13.38
Total return                                      9.80%           5.37%          1.04%           8.59%          8.66%
------------------------------------------                 -------------- --------------- -------------- --------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)     $2,130,691      $2,041,914     $2,674,408      $2,541,549     $2,058,220
Average net assets (000 omitted)            $2,060,159      $2,298,018     $2,601,959      $2,303,250     $1,745,554
Ratio of expenses to average net assets           0.61%           0.60%          0.60%           0.60%          0.62%
Ratio of net investment income to average
  net assets                                      5.66%           6.48%          5.89%           5.41%          5.61%
Portfolio turnover rate                         532.33%         378.19%        229.75%         233.08%        238.04%


February 1, 2002

Prospectus


Sanford C. Bernstein Fund, Inc.


Short Duration Plus Portfolio

Intermediate Duration Portfolio

Important: This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only two
(2) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the Short Duration Plus Portfolio and the Intermediate Duration Portfolio. A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling the telephone number below.

The Statement of Additional Information (SAI) includes further information about the Fund and its investment policies. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus. Further information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain free copies of any of these documents or make inquiries about the Fund, call (212) 756-4097 collect or write to us at: 767 Fifth Avenue, New York, NY 10153-0185.

You can also obtain copies from the SEC's Internet site at http://www.sec.gov, by visiting the SEC's Public Reference Room in Washington, DC, by sending an e-mail to publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You can call
(202) 942-8090 for information on the operation of the Public Reference Room.



Sanford C. Bernstein Fund, Inc., SEC file number: 811 - 5555

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February 1, 2002

Prospectus

Sanford C. Bernstein Fund, Inc.


Foreign-Stock Portfolio
International Value Portfolio II



     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

International Value Portfolio II

Introduction                                                             1

International Value Portfolio II                                         2

Additional Information About the Principal Investment
  Strategies and Risks of the Portfolio                                  5

Additional Investment Information, Special Investment
  Techniques and Related Risks                                           7

Fund Management                                                         13

Pricing Portfolio Shares                                                14

Participating in Your Plan                                              15

Dividends, Distributions and Taxes                                      16

Financial Highlights                                                    17

Introduction

This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only one (1) of the twelve
(12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the International Value Portfolio II (the "Portfolio"). A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling (collect) the telephone number on the back cover of this Prospectus.


Alliance Capital Management L.P. is the investment manager of the Fund. This prospectus refers to Alliance Capital Management L.P. as "the Manager," "Alliance" or "we" and shareholders of the Portfolio as "you."

Before investing in the Portfolio, you should consider the risks. The share prices of the Portfolio will fluctuate and you may lose money. This risk is heightened in the case of international equities, which can experience high volatility in share prices. There is no guarantee that the Portfolio will achieve its investment objective. In addition, the investments made by the Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

These and other risks are discussed in more detail in the pages that follow and in the Fund's Statement of Additional Information (SAI), which is available without charge (see back cover).



International Value Portfolio II


Investment Objective

The International Value Portfolio II seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the EAFE index plus Canada. The Portfolio is managed without regard to tax considerations.

Principal Investment Strategies


     The Portfolio will invest primarily in equity securities of issuers in countries that comprise the EAFE index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the EAFE index. We use a value-oriented approach to stock selection.

     The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

In order to hedge a portion of the currency risk, the Portfolio will generally invest in foreign currency future contracts and foreign currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities.

In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio may also make investments in less developed or emerging equity markets.

The Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

Principal Investment Risks


General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Risks of investing in foreign securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

     Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of the Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

     Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment.

Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

     Other foreign investment risks include:


o    the availability of less public information on issuers of securities

o    less governmental supervision of brokers and issuers of securities

o    lack of uniform accounting, auditing and financial-reporting standards

o settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolio against loss or theft of assets

o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

o    the imposition of foreign taxes

o    high inflation and rapid fluctuations in inflation rates

o    less developed legal structures governing private or foreign investment

     Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

o    the costs of currency exchange

o    higher brokerage commissions in certain foreign markets

o    the expense of maintaining securities with foreign custodians

     Additional risks of investing in emerging-market countries: Investing in emerging-market countries entails greater economic, political and social instability. In addition, there is heightened volatility because the securities markets in these countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.


     Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

     Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

Investment Performance

The bar chart shows the performance of the Portfolio for each full calendar year since inception. The table shows how the Portfolio's average annual returns differ from that of a broad-based securities market index. The bar chart and table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.


                        International Value Portfolio II
                          Calendar Year Total Returns

                                2000       2001
                                ----       ----

                                -2.97%     -12.92%


                            Best and Worst Quarters

                                 Quarter Ended          Total Return

                 Best Quarter       12/31/99                6.79%
                 Worst Quarter      09/30/01             - 14.44%

                          Average Annual Total Returns

                                        For Years Ended December 31, 2001
                                   One Year                   Since Inception*

International Value II             -12.92%                         -2.53%
MSCI EAFE Foreign-Stock
Market Index                       -18.71                          -3.90%+

*The Portfolio commenced operations on April 30, 1999.

+Since May 1, 1999, the first full month after Portfolio inception (April 30,
1999).



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Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
Shareholder fees                                                International
         (fees paid directly from your investment)            Value Portfolio II

         Sales Charge (Load) Imposed on Purchases                    None
         Sales Charge (Load) Imposed on Reinvested Dividends         None
         Deferred Sales Charge (Load)                                None
         Redemption Fees                                             None
         Exchange Fees                                               None
         Maximum Account Fee                                         $100(1)
Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                        0.96%
         Distribution (12b-1) Fees                              None
         Other Expenses
           Shareholder Servicing and Administrative Fees        0.25%
           All Other Expenses                                   0.07%

Total Annual Portfolio Operating Expenses                       1.28%


1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.


Example


         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                      $130
         3 Yrs. (cum.)              $406
         5 Yrs. (cum.)              $702
         10 Yrs. (cum.)             $1,545

Additional Information About the
Principal Investment Strategies and Risks of the Portfolio



This section contains additional information about the Portfolio's principal investment strategies and related risks, which are described in the preceding pages.


Making Investment Decisions
For the Portfolio


To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management. We have developed proprietary and innovative means of improving investment decision making.

To minimize the emotional aspects of decision making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. Our research is applied within a value-oriented framework. Investment decision making is disciplined, centralized and highly systematic.


The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. We invest in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields. Investment decision-making for the Portfolio is systematic and centralized, pursued by an investment policy group working in concert, and guided by the findings of our global equity research staff.

Portfolio turnover: The portfolio turnover rate for the Portfolio is included in the Financial Highlights section of the Prospectus. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits, or for other reasons. This trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio of assets in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. When the Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the investment objective and policies of the Portfolio: The investment objective and policies of the Portfolio are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of this Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.


Special Investment Techniques and
Related Risks


Foreign Currency Transactions


The Portfolio may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward contract with a term greater than one year.


Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolio's total return could be adversely affected.


Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of this Portfolio and the flexibility of this Portfolio to purchase additional securities.


Futures Contracts and
Options on Futures Contracts

The Portfolio may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce the Portfolio's total returns. Attempts by the Manager to use these investments for hedging or other purposes may not be successful. The Portfolio's potential losses from the use of futures contracts extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures contracts could be significant if the Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolio may purchase or sell options on futures contracts for hedging or other purposes. The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

Additional Investment Information,
Special Investment Techniques and Related Risks

In addition to the principal investments previously described, the Portfolio may invest in other instruments. This section of the Prospectus contains detailed information about the other instruments in which the Portfolio may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this prospectus.


The Portfolio's holdings are detailed in the Fund's financial statements, which are sent to the Fund's shareholders twice a year.


Additional investments, strategies and practices permitted; details in Fund's
SAI: The Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Fund's SAI, which is available upon request at no cost (see the back cover of this prospectus).


Illiquid Securities

The Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of the Portfolio's Rule 144A portfolio securities. The Portfolio may not be able to sell such securities and may not be able to realize their full value upon sale.


Derivatives

The Portfolio may use derivatives to achieve its investment objective. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. The Portfolio is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to the Portfolio's shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described below under "Hybrid Investments." The Portfolio will not invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Portfolio.

o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than that of privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly, evenly or highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolio

The following describes specific derivatives that the Portfolio may use.

Options

The Portfolio may purchase and sell put and call options on securities, securities indexes, foreign currencies, futures contracts or other derivatives or financial instruments. The Portfolio will write only covered options or other derivatives or financial instruments.


     The Portfolio may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolio may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

     The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.



In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio will not write uncovered call or put options. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, the Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolio may purchase or write privately negotiated options on securities. If the Portfolio purchases or writes privately negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by the Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Hybrid Investments


As part of its investment program and to maintain greater flexibility, the Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events.


Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. The International Value Portfolio II will not invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)

The Portfolio may enter into interest-rate or foreign currency swaps and purchase and sell interest-rate caps and floors. The Portfolio expects to enter into these transactions for a variety of reasons. The Portfolio may attempt to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions as a duration management technique or to protect against any increase in the price of securities that the Portfolio anticipates purchasing at a later date.

The Portfolio will not use swaps to leverage the Portfolio. The Portfolio will maintain, in a segregated account with the Fund's custodian, an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Lending Portfolio Securities

The Portfolio may lend portfolio securities. The Portfolio may lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finder's, administrative and custodial fees in connection with a loan.

Forward Commitments

The Portfolio may purchase or sell securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio will enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolio must segregate liquid assets in an amount at least equal to its purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

The Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. The Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).


Future Developments

The Portfolio expects to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as we develop new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for the Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.


Additional Risk Considerations

Leverage

When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolio may create leverage by using reverse repurchase agreements or derivatives, or by borrowing money for temporary or emergency purposes.

Fund Management

The investment manager of the Fund is Alliance Capital Management L.P. ("Alliance"). Alliance has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a registered investment advisor that manages, as of December 31, 2001, approximately $455 billion in assets for individuals, trusts and estates, partnerships, corporations, public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, insurance companies worldwide and the Fund. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.

All investment decisions for the Portfolio are made by Investment Policy Groups comprised of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.

Investment Management Fee

For the fiscal year ended September 30, 2001, the aggregate fee paid to Alliance as a percentage of assets for services rendered to the International Value Portfolio II with respect to investment management was .96% of the Portfolio's average daily net assets.


Shareholder Servicing and
Administrative Services


     Alliance provides the Fund with shareholder servicing and administrative services. For these services, Alliance charges the Portfolio an annual fee of 0.25% of the Portfolio's average daily net assets.

Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services free of charge. Bernstein LLC is a wholly-owned subsidiary of Alliance.



Pricing Portfolio Shares


The share price for the Portfolio is based on the Portfolio's net asset value ("NAV"). To calculate the NAV, the Portfolio's net worth (assets less liabilities) is divided by the number of outstanding shares.

Regarding Portfolio securities for which readily available market quotations exist, the value is based on the most recent sale price, bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. The Fund may use an independent pricing service to value the Portfolio's assets at such times and to such extent as the Manager deems appropriate.

If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by the Fund's Board of Directors. In the latter situation, prices used by the Fund to calculate the Portfolio's net asset value may differ from quoted or published prices for the underlying securities.


All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in the NAV either on the date the security goes ex-dividend or the date the Manager becomes aware of them, whichever is later. Corporate actions of foreign issuers are reflected in NAV on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.

The Portfolio's NAV is determined as of the close of regular trading of the New York Stock Exchange (Exchange) (normally 4:00 p.m. New York time) on each business day with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day,

Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

To the extent that the assets of the Portfolio are traded in other markets (such as a foreign market) on days when the Exchange is closed, the net asset value of the Portfolio may be affected on days when you will not be able to purchase or redeem the Portfolio's shares.


Your purchase price for shares of the Portfolio will be the NAV next determined after receipt of a purchase order in good form. When you sell shares of the Portfolio, you will receive the NAV next determined after receipt of the order to sell in proper form.



Participating in Your Plan


     The Portfolio is available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

     You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.

     Contributions, exchanges or distributions of the Portfolio's shares are effective when received in "good form" by Bernstein LLC or its agents. "Good form" means that complete information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein LLC or its agents.

     Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

     Before making an exchange, you should consider the following:


o If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number that appears on the back of this prospectus for a copy.

o Exchanges are accepted by Bernstein LLC only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.


If you have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.



Dividends, Distributions and Taxes

The Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Portfolio intends to declare and pay dividends at least annually, generally in December. Capital gains distributions are made at least annually, generally in December. The Portfolio's distribution and dividends are paid in additional shares of the Portfolio based on the Portfolio's net asset value at the close of business on the record date. You will be taxed on dividends and capital gains distributions generally in the year you receive them, except that dividends declared in October, November or December and paid prior to February 1 of the following year will be taxable to you in the year they are declared.


If you purchase shares shortly before the record date of a dividend or a capital-gains distribution of the Portfolio, the share price will include the amount of the distribution. On the record date of the distribution, the net asset value of the Portfolio's shares will drop by the amount of the distribution.

If you utilize the Portfolio as an investment option in an employer-sponsored retirement or savings plan, dividend and capital-gains distributions from the Portfolio will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.


Dividends and interest received by the Portfolio may be subject to foreign tax and withholding. Some emerging market countries may impose taxes on capital gains earned by the Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes. You may be entitled to claim foreign tax credits or deductions on your federal income-tax returns with respect to such taxes paid by the Portfolio.

Financial Highlights

Financial                      Foreign-Stock Portfolio
Highlights                 o   International
                               Value Portfolio II

The financial highlights table is intended to help you understand the financial performance of the Portfolio since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's 2001 annual report, which is available upon request.



                               INTERNATIONAL VALUE
                                  PORTFOLIO II

                                           YEAR ENDED       YEAR ENDED     YEAR ENDED
                                           9/30/01(a)        9/30/00       9/30/99(b)
Net asset value, beginning of period           $20.44            $20.11          $19.43
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net                           0.18              0.23            0.19
Net realized and unrealized gain (loss)
  on investments, futures and foreign
  currencies                                    (3.11)             0.31            0.49
----------------------------------------                  --------------- --------------
Total from investment operations                (2.93)             0.54            0.68
----------------------------------------                  --------------- --------------
LESS DISTRIBUTIONS:
Dividends from taxable net investment
  income                                        (0.79)            (0.19)           0
Distributions from net realized gains           (2.56)            (0.02)           0


----------------------------------------                  --------------- --------------
Total distributions                             (3.35)            (0.21)           0

Net asset value, end of period                 $14.16            $20.44          $20.11
Total return                                   (16.95)%            2.72%           3.50%
----------------------------------------                  --------------- --------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)    $1,426,683        $1,907,921      $2,459,123
Average net assets (000 omitted)           $1,718,245        $2,238,111      $2,397,807
Ratio of expenses to average net assets          1.28%             1.25%           1.26%*
Ratio of net investment income to
average net assets                               1.06%             1.09%           2.23%*
Portfolio turnover rate                         45.01%            24.24%           9.34%


---------------------

(a) Prior to October 2, 2000, Sanford C. Bernstein & Co. Inc. served as investment manager to the Fund. On October 2, 2000, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Sanford C. Bernstein & Co., Inc. and became investment adviser for the Fund.
(b)  Commenced operations April 30, 1999.
*    Annualized.

February 1, 2002

Prospectus

Sanford C. Bernstein Fund, Inc.

International Value Portfolio II

Important: This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only one
(1) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the International Value Portfolio II. A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling the telephone number below.


The Statement of Additional Information (SAI) includes further information about the International Value Portfolio II and its investment policies. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus. Further information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain free copies of any of these documents or make inquiries about the Fund, call (212) 756-4097 collect or write to us at: 767 Fifth Avenue, New York, NY 10153-0185.


You can also obtain copies from the SEC's Internet site at http://www.sec.gov, by visiting the SEC's Public Reference Room in Washington, DC, by sending an e-mail to publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You can call
(202) 942-8090 for information on the operation of the Public Reference Room.

Sanford C. Bernstein Fund, Inc., SEC file number:  811 - 5555

Alliance Municipal
Income Portfolios

The Alliance Municipal Income Portfolios seek to provide the highest level of income exempt from federal and state tax that is available without assuming undue risk.

  Prospectus and Application


  February 1, 2002


    New York Municipal Portfolio
       Alliance Intermediate New York Municipal Class A Shares Alliance Intermediate New York Municipal Class B Shares Alliance Intermediate New York Municipal Class C Shares
    California Municipal Portfolio
       Alliance Intermediate California Municipal Class A Shares Alliance Intermediate California Municipal Class B Shares Alliance Intermediate California Municipal Class C Shares
    Diversified Municipal Portfolio
       Alliance Intermediate Diversified Municipal Class A Shares Alliance Intermediate Diversified Municipal Class B Shares Alliance Intermediate Diversified Municipal Class C Shares

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                                AllianceCapital
Investment Products Offered
Are Not FDIC Insured
May Lose Value
Are Not Bank Guaranteed

                                TABLE OF CONTENTS
-----------------------------------------------------------------------------


                                                                    Page
   RISK/RETURN SUMMARY........................................       3
   fees and expenses of the portfolios........................       13
   Additional Information About The principal
   investment strategies and risks............................       16
   DESCRIPTION OF THE PORTFOLIOS..............................       17
   MANAGEMENT OF THE PORTFOLIOs...............................       20
   PURCHASE AND SALE OF SHARES................................       21
   How The Portfolios Value Their Shares......................       21
   How To Buy Shares..........................................       21
   How To Exchange Shares.....................................       22
   How To Sell Shares.........................................       22
   DIVIDENDS, DISTRIBUTIONS and TAXES.........................       24
   DISTRIBUTION ARRANGEMENTS..................................       33
   GENERAL INFORMATION........................................       35
   FINANCIAL HIGHLIGHTS.......................................       35

The Portfolios' investment adviser is Alliance Capital Management L.P. (the "Manager" or "Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Municipal Income Portfolios. You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies, principal risks and fees. The Summary includes a short discussion of some of the principal risks of investing in each Portfolio. A further discussion of these and other risks begins on page 16.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.


THE NEW YORK MUNICIPAL PORTFOLIO


INVESTMENT OBJECTIVE

To provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.


PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.


The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.



The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.
The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.


The Portfolio may also use derivatives, such as options, futures, forwards and swaps.



In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.


Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.


The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.


The two main types of municipal securities in which the Portfolio will invest are general obligation bonds and revenue bonds. The payment of principal and interest on general obligation bonds is backed by the issuer's full taxing and revenue raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. In contrast, revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate payment of principal and interest.


PRINCIPAL INVESTMENT RISKS

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.




Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolios may experience increased interest rate risk to the extent they invest in:

    --   lower rated securities or comparable unrated securities;

    --   debt securities with longer maturities;

    -- debt securities paying no current interest, such as zero coupon securities; or

  -- debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.


Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of their assets in New York State's municipal securities, they are more vulnerable to events adversely affecting the State of New York, including economic, political, regulatory occurrences, or terrorism. The Portfolio's investment in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Nondiversified risk: Concentration of investments in a small number of securities tends to increase risks. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

INVESTMENT PERFORMANCE

The returns shown below in the Bar Chart and the Performance Table are for the New York Municipal Class of the New York Municipal Portfolio which is not offered in this Prospectus but would have substantially similar annual returns as the New York Intermediate Municipal Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that New York Intermediate Municipal Class A, Class B and Class C shares do not have the same expenses. The Bar Chart below shows the performance of the Portfolio's New York Municipal Class for the past 10 calendar years and does not reflect sales loads. If sales loads were reflected returns would be less than those shown. The Performance Table below shows how the average annual returns, before and after taxes, of the Portfolio's New York Municipal Class differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.


Bar Chart

                           Calendar Year Total Returns
                            New York Municipal Class



 1992    1993     1994    1995    1996    1997    1998     1999   2000     2001
 ----    ----     ----    ----    ----    ----    ----     ----   ----     ----
6.88%   8.56%   -2.55%  12.97%   3.53%    6.54%   5.21%  -0.03%   8.20%   4.54%



Best and Worst Quarters

                           Quarter      Total
                            Ended      Return


Best Quarter              -3/31/95      4.87%
Worst Quarter             -3/31/94     -2.90%


Performance Table
Average Annual Total Returns For Years Ended December 31, 2001



                                          One Year        Five      Ten Years
                                                         Years
New York Municipal Class
Returns Before Taxes                         4.54%       4.85%          5.30%
Returns After Taxes on Distributions*        4.53%       4.81%          5.18%
Returns After Taxes on Distributions
  and Sale of Portfolio Shares*              4.42%       4.75%          5.13%
Lehman Brothers Five-Year General            5.98%       5.31%          5.69%
Obligation
  Municipal Bond Index

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

CALIFORNIA MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

To provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

PRINCIPAL INVESTMENT STRATEGIES


As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.


The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.


The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.


The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

The two main types of municipal securities are general obligation bonds and revenue bonds. The payment of principal and interest on general obligation bonds is backed by the issuer's full taxing and revenue raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. Revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate money for payment of principal and interest.

PRINCIPAL INVESTMENT RISKS

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.


Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolios may experience increased interest rate risk to the extent they invest in:

 --   lower rated securities or comparable unrated securities;

 --   debt securities with longer maturities;

 -- debt securities paying no current interest, such as zero coupon securities; or

 -- debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California state's municipal securities, it is more vulnerable to events adversely affecting the State of California, including economic, political, regulatory occurrences or terrorism. The

Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.


Nondiversified risk: Concentration of investments in a small number of securities tends to increase risks. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

INVESTMENT PERFORMANCE



The returns shown below in the Bar Chart and the Performance Table are for the California Municipal Class of the California Municipal Portfolio which is not offered in this Prospectus but would have substantially similar annual returns as the California Intermediate Municipal Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that California Intermediate Municipal Class A, Class B and Class C shares do not have the same expenses. The Bar Chart below shows the performance of the Portfolio's California Municipal Class for the past 10 calendar years and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown. The Performance Table below shows how the average annual returns, before and after taxes, of the Portfolio's California Municipal Class differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.



Bar Chart

                           Calendar Year Total Returns
                           California Municipal Class


 1992    1993     1994     1995    1996    1997    1998     1999    2000    2001
 ----    ----     ----     ----    ----    ----    ----     ----    ----    ----
6.80%   8.25%   -3.15%   13.72%   3.72%   6.34%   5.12%   -0.06%   8.53%   4.57%


Best and Worst Quarters

                           Quarter      Total
                            Ended      Return


Best Quarter               3/31/95      5.48%
Worst Quarter              3/31/94     -2.88%


Performance Table
Average Annual Total Returns For Years Ended December 31, 2001


                                             One Year         Five     Ten Years
                                                             Years
California Municipal Class
Returns Before Taxes                            4.57%         4.86%        5.29%
Returns After Taxes on Distributions*           4.55%         4.81%        5.21%
Returns After Taxes on Distributions and
   Sale of Portfolio Shares*                    4.35%         4.70%        5.10%
Lehman Brothers Five-Year General
Obligation                                      5.98%        5.31%         5.69%
   Municipal Bond Index

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE
To provide safety of principal and maximize total return after taking account of federal taxes.

PRINCIPAL INVESTMENT STRATEGIES


As a matter of fundamental policy, the Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.


The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.


The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.


The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.


The Portfolio may use derivatives, such as options, futures, forwards and swaps.


In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

Duration is a measure of interest-rate risk (described further below). The duration of a bond is the effect on price of a rise or fall of 1% in interest rates. Thus, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

The two main types of municipal securities are general obligation bonds and revenue bonds. The payment of principal and interest on general obligation bonds is backed by the issuer's full taxing and revenue raising power ("full faith and credit"), and is payable from the unrestricted revenues of the issuer. Revenue bonds, also called "special obligation bonds," usually rely exclusively on a specific or restricted revenue source, such as revenue from a particular facility or the proceeds of a special tax, to generate money for payment of principal and interest.





PRINCIPAL INVESTMENT RISKS

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.


Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolios may experience increased interest rate risk to the extent they invest in:

  --   lower rated securities or comparable unrated securities;

  --   debt securities with longer maturities;

  -- debt securities paying no current interest, such as zero coupon securities; or

  -- debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.


Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

INVESTMENT PERFORMANCE


The returns shown below in the Bar Chart and the Performance Table are for the Diversified Municipal Class of the Diversified Municipal Portfolio which is not offered in this Prospectus but would have substantially similar annual returns as the Diversified Intermediate Municipal Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that Diversified Intermediate Municipal Class A, Class B and Class C shares do not have the same expenses. The Bar Chart below shows the performance of the Portfolio's Diversified Municipal Class for the past 10 calendar years and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown. The Performance Table below shows how the average annual returns, before and after taxes, of the Portfolio's Diversified Municipal Class differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.





Bar Chart

                           Calendar Year Total Returns
                           Diversified Municipal Class


 1992    1993      1994    1995     1996    1997    1998    1999    2000    2001
 ----    ----      ----    ----     ----    ----    ----    ----    ----    ----
6.54%   8.44%    -2.52%  12.97%    3.64%   6.68%   4.62%   0.45%   7.81%   5.49%



Best and Worst Quarters

                           Quarter      Total
                            Ended      Return


Best Quarter               3/31/95      5.03%
Worst Quarter              3/31/94     -2.82%


Performance Table
Average Annual Total Returns For Years Ended December 31, 2001




                                            One Year          Five     Ten Years
                                                             Years
Diversified Municipal Class
Returns Before Taxes                           5.49%         4.98%         5.33%
Returns After Taxes on Distributions*          5.47%         4.93%         5.22%
Returns After Taxes on Distributions
  and Sale of Portfolio Shares*                5.05%         4.84%         5.14%
Lehman Brothers Five-Year General
Obligation                                     5.98%         5.31%         5.69%
  Municipal Bond Index

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

-----------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
-----------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.



SHAREHOLDER FEES (fees paid directly from your investment)



                                        Class A Shares   Class B Shares  Class C Shares

Maximum Sales Charge (Load) Imposed              4.25%             None            None
on Purchases (as a percentage of
offering price)

Maximum Deferred Sales Charge                     None            3.0%*          1.0%**
(Load) (as a percentage of original
purchase price or redemption
proceeds, whichever is lower)

Exchange Fee                                      None             None            None

* Class B Shares of every Portfolio automatically convert to Class A Shares after 6 years. The contingent deferred sales charge ("CDSC") decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.
** For Class C shares, the CDSC is 0% after the first year.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other Portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



Annual Operating Expenses                                        Examples

New York Municipal Portfolio


                              Class A    Class B    Class C                        Class   Class  Class  Class  Class
                                                                                     A       B+     B++    C+    C++
Management Fees               0.50%      0.50%      0.50%               After       $519    $470   $170   $270   $170
                                                                        1st Yr.
Distribution (12b-1) Fees     0.30%      1.00%      1.00%               After 3     $718    $626   $526   $526   $526
                                                                        Yrs.
Other Expenses (b)            .16%       .17%       .17%                After 5     $933    $907   $907   $907   $907
                                                                        Yrs.
Total Portfolio Operating     .96%       1.67%      1.67%               After 10  $1,553  $1,614  1,614 $1,976 $1,976
Expenses (b)                                                            Yrs.                 (a)    (a)


California Municipal Portfolio
                              Class A    Class B    Class C                        Class   Class  Class  Class  Class
                                                                                     A       B+     B++    C+    C++
Management Fees               0.50%      0.50%      0.50%               After       $520    $471   $171   $271   $171
                                                                        1st Yr.
Distribution (12b-1) Fees     0.30%      1.00%      1.00%               After 3     $721    $630   $530   $530   $530
                                                                        Yrs.
Other Expenses (b)            .17%       .18%       .18%                After 5     $938    $913   $913   $913   $913
                                                                        Yrs.
                                                                        After 10  $1,564  $1,625 $1,625 $1,987 $1,987
Total Portfolio Operating     .97%       .1.68%     1.68%               Yrs.                 (a)    (a)
Expenses (b)



Diversified Municipal Portfolio
                             Class A     Class B    Class C                        Class   Class  Class  Class  Class
                                                                                     A       B+     B++    C+    C++
Management Fees              .48%        .48%       .48%                After       $517    $468   $168   $268   $168
                                                                        1st Yr.
Distribution (12b-1) Fees    0.30%       1.00%      1.00%               After 3     $712    $620   $520   $520   $520
                                                                        Yrs.
Other Expenses (b)           .16%        .17%       .17%                After 5     $923    $897   $897   $897   $897
                                                                        Yrs.
Total Portfolio              .94%        1.65%      1.65%               After 10  $1,531  $1,591 $1,591 $1,955 $1,955
Operating Expenses (b)                                                  Yrs.                 (a)    (a)






                                ----      ----      ----
                                ----      ----      ----

-------------------------------------------------------------------------------
+   Assumes redemption at end of period.
++  Assumes no redemption at end of period.
(a) Assumes Class B shares convert to Class A shares after 6 years.
(b) Based on estimated expenses for the fund's current fiscal year.



                         --------- --------- ---------                  --------  -------  -------  -------   -------


-----------------------------------------------------------------------------
              ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT
                     STRATEGIES AND RISKS OF THE PORTFOLIOS
------------------------------------------------------------------------------


This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages.


Making Investment Decisions for the Portfolios

To solve the complex problems of bond valuation, we devote considerable resources to research. Our business is investment research and management and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. Our research is applied within a value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

To identify attractive bonds for the Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time-- those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio.


Portfolio turnover: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

Temporary Defensive Positions: For temporary defensive purposes when business or financial conditions warrant, each Portfolio may invest without limit in municipal securities other than those described above that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the investment objectives and policies of the Portfolios; when shareholder approval is required: A fundamental investment objective or policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Portfolio will invest no less than 80% of its net assets in municipal securities. In addition, as a fundamental policy, each of the New York Municipal Portfolio and the California Municipal Portfolio will invest at least 80% of its net assets in a portfolio of municipal securities issued by each respective State or its political subdivisions, or otherwise exempt from such state's state income tax. Except as noted, all other investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any material change to the investment objectives of any Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.


Special Investment Techniques and Related Risks


Futures Contracts and Options on Futures Contracts: The Portfolios may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.



Futures contracts can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.


Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes or to manage the effective maturity or duration of fixed-income securities. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.



-------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
-------------------------------------------------------------------------------

In addition to the principal investments previously described, the Portfolios may invest in other instruments. This section of the prospectus contains detailed information about the other instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this prospectus.

Portfolio holdings are detailed in the Fund's financial statements, which are sent to Fund shareholders twice a year.

Additional investments, strategies and practices permitted; details in Portfolios' SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Portfolios' Statement of Additional Information (SAI), which is available upon request at no cost (see the back cover of this prospectus).


Fixed-Income Securities: The Portfolios invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that no Portfolio will retain a security downgraded below B by Moody's, S&P or Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration.

Unrated securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.


Interest Only/Principal Only Securities: The Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. Most IOs and POs are considered to be illiquid securities (see discussion below).


Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Portfolio may invest in Variable Rate Demand Notes (VRDN) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates, than those of fixed-rate securities.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Illiquid Securities: Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g. when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Derivatives

The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

     o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put options entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

     o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

     o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

     o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described below under "Variable, Floating and Inverse Floating Rate Instruments" and "Hybrid Investments." No Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

     o Market Risk--This is the general risk attendant to all investments that the value of a particular Investment will change in a way detrimental to the Portfolio's interest.

     o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

     o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

     o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

     o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or evenly highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.


Derivatives Used by the Portfolios

The following describes specific derivatives that one or more of the Portfolios may use.


Options

The Portfolios may each purchase and sell put and call options on securities, securities indexes and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (on the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolio may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Hybrid Investments



As part of its investment program and to maintain greater flexibility, each Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events.

Hybrids can have volatile prices and limited liquidity and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.


Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest-rate swaps and purchase and sell interest-rate caps and floors. Each Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities that the Portfolio anticipates purchasing at a later date. Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

A Portfolio will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.


Lending Portfolio Securities


Each Portfolio may lend portfolio securities up to 30% of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitments basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).


Future Developments

The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.


Additional Risk Considerations

Fixed-Income Securities

The value of each Portfolio's share will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, Alliance will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Leverage

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money for temporary or emergency purposes.

Unrated Securities

Alliance also will consider investments in unrated securities for a Portfolio when Alliance believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Non-diversified Status

Each of the New York and California Municipal Portfolios (the "State Portfolios") is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. For example, in recent years, California began a large scale deregulation of its power utility industry. One aspect of this deregulation is a mandatory cap on energy prices that California utilities can charge to their customers. Recent significant increases in the market cost of energy purchased by many California utilities has caused these utilities to come under financial pressures, as they have be unable to pass these increased costs to their customers. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers. Some California utilities have suspended debt service payments on outstanding debt or payments to suppliers. The SAI provides specific information about the state in which a Portfolio invests.




-------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
-------------------------------------------------------------------------------

Investment Manager



The investment manager of the Fund is Alliance Capital Management L.P. (the "Manager" or "Alliance"). Alliance has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a registered investment adviser that manages, as of December 31, 2001, approximately $455 billion in assets for individuals, trusts and estates, partnerships, corporations, public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, insurance companies worldwide, and the Fund. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.


Investment decisions for each Portfolio are made by Investment Policy Groups comprised of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.



Investment Management Fees



For the fiscal year ended September 30, 2001, the aggregate fees paid to Alliance as a percentage of assets for services rendered to each Portfolio with respect to investment management was .50% for the New York Municipal Portfolio,
 .50% for the California Municipal Portfolio and .49% for the Diversified Municipal Portfolio.

------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
------------------------------------------------------------------------------

How the portfolios value their shares


The share price for each Portfolio is based on the Portfolio's net asset value ("NAV"). To calculate the NAV, a Portfolio's net worth (assets less liabilities) is divided by the number of outstanding shares.

Regarding Portfolio securities for which readily available market quotations exist, the value is based on the most recent sale price, bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate.

If quotations are not readily available, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by the Board of Directors.


A Portfolio's NAV is determined as of the close of regular trading of the New York Stock Exchange (Exchange) (normally 4:00 p.m. New York time) on each business day with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

To the extent that the assets of a Portfolio are traded in other markets (such as a foreign market) on days when the Exchange is closed, the NAV of a Portfolio may be affected on days when you will not be able to purchase or redeem the Portfolio's shares.


Your order for the purchase, sale, or exchange of shares is priced at the next NAV, plus any applicable sales charge, calculated after your order is received in proper form by the Portfolio. Your purchase of Portfolio shares may be subject to an initial sales charge. Sales of Portfolio shares may be subject to a contingent deferred sales charge or CDSC. See the section of the Prospectus under Distribution Arrangements for details.


HOW TO BUY SHARES


You may purchase shares of any of the Portfolios through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Portfolios' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

         Minimum investment amounts are:

         o Initial:                $ 250
         o Subsequent:             $  50
         o Automatic Investment Program:   $ 25

If you are an existing Portfolio shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options Form. Call (800) 221-5672 to arrange a transfer from your bank account.


Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your account application.


Each Portfolio may refuse any order to purchase shares. In particular, the Portfolios reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES



You may exchange your Portfolio shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern Time, to receive that day's NAV. The Portfolios may change, suspend, or terminate the exchange service on 60 days' written notice.



HOW TO SELL SHARES


You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).



SELLING SHARES THROUGH YOUR BROKER



Your financial representative must receive your sales request before 4:00 p.m., Eastern Time, and submit it to the Portfolio by 5:00 p.m., Eastern Time, for you to receive that day's NAV, less any applicable CDSC. Your financial representative is responsible for submitting all necessary documentation to the Portfolio and may charge you for this service.




SELLING SHARES DIRECTLY TO A PORTFOLIO

By Mail:

         --Send a signed letter of instruction or stock power form, along with your certificates, to:

                     Alliance Global Investor Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                 1-800-221-5672

         --For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signature. Stock power forms are available from your financial intermediary, Alliance Global Investor Services, Inc. ("AGIS"), and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.


By Telephone:

         --You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

         --A telephone request must be made by 4:00 p.m., Eastern Time, for you to receive that day's NAV, less any applicable CDSC.

         --If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

         --Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

         --Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

-------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------


Each Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Portfolios intend to declare dividends daily and pay them monthly. The Portfolios intend to declare and distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities) and capital gains distributions generally in the year you receive them except that dividends and capital gains distributions declared in October, November or December and paid prior to February 1 of the following year will be taxable to you in the year they are declared.


If you purchase shares shortly before the record date of a capital gains distribution of any of the Portfolios, the share price will include the amount of the distribution. On the record date of the distribution, the net asset value of Portfolio shares will drop by the amount of the distribution.

Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Portfolio on which they were paid. The number of shares you receive is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to receive dividends and/or capital gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.


Based on our investment objectives and strategies, we expect that, in general, the Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities).

If you are subject to taxes, you may be taxed on income dividends (unless, as described below, they are derived from the interest earned on municipal securities) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income and short-term capital gains are taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal income tax may be subject to state and local taxes.


Generally, it is intended that income dividends paid on your shares in the Portfolios will be exempt from federal income taxes. However, any of the Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from the Portfolios.

The New York Municipal Portfolio provides income that is generally tax-free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the United States. Similarly, the California Municipal Portfolio provides income that is generally tax-free for California state personal income tax purposes to the extent that the income is derived from California state Municipal Securities or securities issued by possessions of the United States. A portion of income of the Diversified Municipal Portfolio may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities on which the interest is exempt from taxes in that state.

Interest on certain "private activity bonds" issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes "adjusted current earnings" ("ACE") for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive.


If you redeem shares of a Portfolio or exchange them for shares of another Alliance Fund, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. If you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipals securities.


This Prospectus summarizes only some of the tax implications you should consider when investing in our Fund. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local or any other taxes.

Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.

-------------------------------------------------------------------------------
                           DISTRIBUTION ARRANGEMENTS
-------------------------------------------------------------------------------

Share Classes: The Portfolios offer three classes of shares through this Prospectus.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE


You can purchase Class A shares at NAV with an initial sales charge, as follows:
                           Initial Sales Charge
                          ---------------------
                                                 Commission
                                                     to
                             as % of             Dealer/Agent
                               Net     as % of     as % of
                              Amount   Offering    Offering
Amount Purchased             Invested   Price       Price
-----------------        ---------- -----------------------
Up to $100,000                4.44%       4.25%       4.00%
$100,000 up to $250,000       3.36        3.25        3.00
$250,000 up to $500,000       2.30        2.25        2.00
$500,000 up to $1,000,000     1.78        1.75        1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but you may pay a 1% CDSC if you redeem your shares within 1 year. The Manager may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Portfolio's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and the SAI about these options.


CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE


You can purchase Class B shares at NAV without an initial sales charge. A Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 3 years of purchase. The CDSC varies depending on the number of years that you hold the shares. The CDSC amounts are:

                  Year Since Purchase        CDSC
                  ------------------        ------
                    First                      3%
                    Second                     2%
                    Third                      1%
                    Fourth                   None

If you exchange your shares for the Class B shares of another Alliance Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase, If you purchase shares by exchange for the Class B shares of another Portfolio or other Alliance Fund, the conversion period runs from the date of your purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE


You can purchase Class C shares at NAV without any initial sales charge. The Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Portfolio or other Alliance Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

Asset-Based Sales Charge or Rule 12b-1 Fees: Each Portfolio has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:
                                  Rule 12b-1 Fee
                                 (as a percent of
                                 aggregate average
                                 daily net assets)
                                -------------------
         Class A                        .30%
         Class B                       1.00%
         Class C                       1.00%


Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries.

Choosing a Class of Shares: The decision as to which class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge, as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.


Application of the CDSC: The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Portfolio shares acquired through an exchange, the cost of the Alliance Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Portfolios may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Portfolios' SAI for further information about CDSC waivers.

Other: A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Portfolio, including requirements as to the minimum initial and subsequent investment amounts.



-------------------------------------------------------------------------------
                               GENERAL INFORMATION
-------------------------------------------------------------------------------


The full names of the classes of the Portfolios offered through this Prospectus are as follows:


Alliance Intermediate New York Municipal Class A shares, Alliance Intermediate New York Municipal Class B shares, and Alliance Intermediate New York Municipal Class C shares of New York Municipal Portfolio; Alliance Intermediate California Municipal Class A shares, Alliance Intermediate California Municipal Class B shares, and Alliance Intermediate California Municipal Class C shares of California Municipal Portfolio; and Alliance Intermediate Diversified Municipal Class A shares, Alliance Intermediate Diversified Municipal Class B shares and Alliance Intermediate Diversified Municipal Class C shares of Diversified Municipal Portfolio.

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services: AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS' toll-free number,
(800) 221-5672. Some services are described in the attached Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call (800) 227-4618.


Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, and Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Financial highlights are not available for Class A, Class B or Class C shares of the Portfolios because these classes began offering shares in February 2002.

For more information about the Portfolios, the following documents are available upon request:

o  Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

o  Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:            c/o Alliance Global Investor Services, Inc.
                    P.O. Box 1520
                    Secaucus, NJ 07096

By phone:           For Information:        (800) 221-5672
                    For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov


o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102


You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

Investment Company Act File Number: 811-5555

                         SANFORD C. BERNSTEIN FUND, INC.

                                767 Fifth Avenue
                            New York, New York 10153
                                 (212) 756-4097


                       Statement of Additional Information
                                February 1, 2002

         This Statement of Additional Information ("SAI") relates to the following 12 series of shares of the Sanford C. Bernstein Fund, Inc. (the "Fund"). For the New York Municipal, California Municipal and Diversified Municipal Portfolios, this SAI relates to the New York Municipal Class, California Municipal Class and Diversified Municipal Class of shares of the respective Portfolio. Each series is referred to as a "Portfolio" in this SAI.

                             FIXED-INCOME PORTFOLIOS

U.S. Government Short Duration                  Intermediate Duration Portfolio

Short Duration Plus                             New York Municipal

Short Duration New York Municipal               California Municipal

Short Duration California Municipal             Diversified Municipal

Short Duration Diversified Municipal

                         INTERNATIONAL EQUITY PORTFOLIOS

Tax-Managed International Value                 Emerging Markets Value

International Value II

         This SAI is not a prospectus, and should be read in conjunction with the Fund's Prospectus, dated February 1, 2002, which may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number.

         Certain financial statements from the Fund's annual report dated September 30, 2001 are incorporated by reference into this SAI.

           TABLE OF CONTENTS

                                           Page
                                           ----


Fund History                               B-3

Investment Strategies and Related          B-3
Risks

Investment Restrictions                    B-18

Investments                                B-26

Directors & Officers & Principal
Holders of Securities                      B-43

Manager and Distributor                    B-45

Net Asset Value                            B-48

Portfolio Transactions and Brokerage       B-49

Purchase and Redemption of Shares          B-52

Taxes                                      B-52

Custodian, Transfer Agent, Independent
Auditors and Financial Statements          B-57

Performance                                B-58
Description of Shares                      B-65
Appendix                                   B-66

                                  FUND HISTORY

     The Fund was incorporated under the laws of the state of Maryland on May 4, 1988 as an open-end management investment company.


     As of February 1, 2002, the names of each Portfolio were changed to delete "Bernstein" from their names. As of the same date, "Bernstein Government Short Duration Portfolio" changed its name to "U.S. Government Short Duration Portfolio."

     Each Portfolio of the Fund is diversified except for the New York Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and the Short Duration California Municipal Portfolio.


                    INVESTMENTS STRATEGIES AND RELATED RISKS

     For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see the section of the Fund's Prospectus entitled "Investment Objectives, Strategies, Risks, Performance and Fees". The following information is provided for those investors desiring information in addition to that contained in the Prospectus.


FIXED-INCOME PORTFOLIOS
-----------------------


General Investment Policies -- All Fixed-Income Portfolios
----------------------------------------------------------

     Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Fixed-Income Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities.


     Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.


     None of the Fixed-Income Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch IBCA, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by Alliance Capital

Management, L.P. ("Alliance" or the "Manager") to be of comparable quality. In addition, none of the Fixed-Income Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal.


     In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed hereafter, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Fixed-Income Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

     The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

     Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

Specific Investment Policies of Each Fixed-Income Portfolio


The Fixed-Income Taxable Portfolios

     The Intermediate Duration Portfolio. The Portfolio will not purchase any security if immediately after that purchase less than 65% of the Portfolio's total assets would consist of securities rated AA or higher by Standard & Poor's or Aa or higher by Moody's or of securities that are not rated but that are determined by the Manager to be of comparable quality.

     The U.S. Government Short Duration Portfolio. This Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. Shareholders of the Portfolio will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. In addition, the Portfolio invests, under normal circumstances, at least 90% of its total assets in U.S. government and agency securities and high-quality money-market securities--i.e., securities with remaining maturities of one year or less that have been rated AA or better by Standard & Poor's or Aa by Moody's, or that are not rated but that are determined by the Manager to be of comparable quality. Shareholders' investments in this Portfolio are not insured by the U.S. government. To the extent that this Portfolio is invested in government securities, its income is generally not subject to state and local income taxation. Most states allow a pass-through to the individual shareholders of the tax-exempt character of this income for purposes of those states' taxes.

     The U.S. Government Short Duration Portfolio will purchase only securities rated A or better by Standard & Poor's, Fitch or Moody's; commercial paper rated A-1 by Standard & Poor's, F-1 by Fitch or P-1 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality.

     The Short Duration Plus Portfolio. This portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes.


The Municipal Portfolios


     As a fundamental policy, each of the six municipal Portfolios, under normal circumstances, invests at least 80% of its net assets in Municipal Securities. For purposes of this policy, net assets include any borrowings for investment purposes. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.

     In addition to Municipal Securities, each municipal Portfolio may invest in non-Municipal Securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.


Alternative Minimum Tax


     Under current federal income tax law, (1) interest on tax-exempt Municipal Securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

     Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.


The New York Municipal Portfolios


     The Short Duration New York Municipal Portfolio and the New York Municipal Portfolio. Each of the Short Duration New York Municipal Portfolio and the New York Municipal Portfolio (the "New York Municipal Portfolios") invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York State income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowing for investment purposes. The income from these securities is exempt from federal, New York State and local taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

     Each New York Municipal Portfolio is a non-diversified portfolio under the Investment Company Act of 1940 (the "1940 Act"). Nonetheless, the Fund intends to continue to qualify each New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

     Because the New York Municipal Portfolios invest primarily in New York Municipal Securities, the Portfolios' performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

     The New York Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolios seek income exempt from New York State and local taxes as well as federal income tax, such Portfolios may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

The California Municipal Portfolios

     The Short Duration California Municipal Portfolio and the California Municipal Portfolio. Each of the Short Duration California Municipal Portfolio and the California Municipal Portfolio (the "California Municipal Portfolios") invests in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of Municipal Securities issued by the State of California or its political subdivisions, or otherwise exempt from California State income tax ("California Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

     Each California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify each California Municipal Portfolio as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each California Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

     Because the California Municipal Portfolios invest primarily in California Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

     The California Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolios seek income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State

(The New York Municipal Portfolios and the California Municipal Portfolios)

     The primary purpose of investing in a portfolio of a single state's Municipal Securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Municipal Securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "Fixed-Income Portfolios". See also the Appendix: Description of Corporate and Municipal Bond Ratings" for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

     The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from official statements made available in October and November 2001 with respect New York and December 2001 with respect to California in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK

     The following is based on information obtained from the Annual Information Statement of the State of New York, dated October 2, 2001, and the Annual Information Statement Update, dated November 8, 2001.

Debt Reform Act of 2000

     The Debt Reform Act of 2000 ("Debt Reform Act") implements statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts); (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

     The cap on new State-supported debt outstanding begins at 0.75 percent of personal income in 2000-01 and is gradually increased until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs begins at 0.75 percent of total governmental funds receipts and is gradually increased until it is fully phased in at 5 percent in 2013-14. State-supported bond issuance's during the 2000-01 borrowing plan are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

     The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation

     In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

     U.S. Economy. National economic growth slowed significantly during the second half of 2000 and first half of 2001. Real U.S. Gross Domestic Product
(GDP) declined by 0.4 percent during the third quarter of 2001, following growth of 0.3 percent in the second quarter. The DOB is now forecasting a recession stretching into the beginning of calendar year 2002.

     The events of September 11, 2001 have exacerbated the national economic slowdown. Since the attack, the airline industry has lost substantial revenues, retail sales have plunged, and tourist activity remains significantly below the pre-September 11 level. However, the Federal Reserve, the President, and Congress appear to be moving aggressively to impart both monetary and fiscal stimulus. Given DOB's assumptions concerning the magnitude and the effectiveness of the stimulus, the current DOB forecast projects that the U.S. economy, as measured by real U.S. GDP, will grow l.0 percent for 2001 and 0.9 percent for 2002.

     Private sector profits have declined significantly this year and are expected to fall further, resulting in additional rounds of employee layoffs. The unemployment rate is expected to rise from 4.7 percent for 2001 to 6.2 percent for 2002. U.S. personal income is expected to grow 5.0 percent for 2001 and 4.0 percent for 2002, following much higher growth of 7.0 percent for 2000. The reduction in household wealth, combined with rising unemployment and slower income growth, is expected to cause consumers to dramatically curtain spending.

     There are significant risks to the current forecast. If either monetary or fiscal policy is less effective than expected, the recession could be both longer and deeper than predicted. Weaker corporate profits than projected could, in turn, produce even more employee layoffs and less capital investment than anticipated. Similarly, if the stock market fails to rebound when expected in calendar 2002, the resulting additional loss of household wealth, coupled with employee layoffs, could further reduce wage, personal income, and consumption growth. World economic growth could be substantially worse than expected.

     However, if monetary and fiscal policies are more effective than projected, or if the stock market rebounds earlier than expected, economic growth could rise above the forecast. Finally, the current outlook is predicated upon the assumption that no additional major disruption will occur again within the forecasting period. However, with the nation at war abroad and on high alert domestically, the risk of an adverse shock to the U.S. economy is extremely high.

     New York Economy. DOB estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September 11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to grow a modest 0.4 percent for 2001 and decline
1.2 percent for 2002.

     DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. This decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth of 2.8 percent for 2001, followed by growth of 1.3 percent for 2002.

     The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and small bonus payments than expected would result in a weaker State economy.

Recent Events Related to New York City Terrorist Attack

     DOB expects the terrorist attacks of September 11 will depress, at least temporarily, the expected growth in State tax receipts. DOB continues to project that the loss of State tax receipts will be in the range of $1 billion to $3 billion in the current fiscal year (which ends on March 31, 2002) and in the range of $2 billion to $6 billion in the next fiscal year as a result of disruptions to business activity and tax payment processes. For purposes of preparing the Mid-Year Update, DOB has assumed a projected revenue loss in the current fiscal year at $1.63 billion, which is offset in part by legislative actions in October that provided $114 million in additional revenues and $20 million in expenditure savings. The Governor has outlined a plan to reduce projected State spending by at least $3 billion in the next eighteen months by imposing a strict hiring freeze, offering incentives for early retirement, refinancing certain State debt obligations, and cutting non-essential State expenditures. However, the Financial Plan described below does not yet reflect any savings anticipated in the current year from these actions. Accordingly, the Mid-Year Update assumes that the State will draw upon $1.50 billion of existing General Fund reserves to cover the projected current-year shortfall in revenues. As such reserves are used, the General Fund closing balance will decrease and such reserves will be unavailable to guard against financial plan risks in future fiscal years.

     The lower revenue projections are based on a revised economic forecast that projects (a) dramatic losses in income earned by financial sector employees, (b) the relocation and loss of over 100,000 high-paying jobs out of New York, (c) significant advertising losses for media companies based in New York City, (d) a prolonged loss of up to half of tourist dollars spent in the City, and (e) a national economy in recession. Prior to the World Trade Center disaster, DOB projected total General Fund tax receipts of almost $39 billion in fiscal year 2001-02. If receipts were to fall by $3 billion in fiscal year 2001-02 and $6 billion in fiscal year 2002-03 as a consequence of the World Trade Center attacks (the upper limit of the current estimate), it would represent a decline in tax revenues of 7.4 percent and 15 percent, respectively, compared to the pre-September 11th forecast.

     The State and City are requesting federal aid to help respond to the World Trade Center disaster, including: $12 billion in aid to compensate for the projected loss of City and State tax revenues that is expected to result from the attacks; $34 billion (less insurance) in direct assistance for disaster recovery, debris removal, infrastructure rebuilding, and related activities at the World Trade Center site; and $8 billion to stimulate the State economy and provide essential services in the wake of the attacks. Assistance in the latter category would include grants and tax incentives to build in lower Manhattan and retain employees in the State; federal aid for costs of health coverage, unemployment insurance, and workers' compensation; and funding for various State transportation projects. On November 2, 2001, the federal government made available $700 million in community development block grant funds to assist New York City businesses affected by the disaster and to stimulate economic activity.

     On October 24, 2001, the State enacted legislation that is intended to bolster the State's economy, create jobs, maintain essential services, and help begin to meet the fiscal challenges resulting from the terrorist attacks.

     The State plans to take the actions necessary to maintain budget balance during the 2001-02 fiscal year. The State Constitution requires the Governor to submit a balanced budget and cash-basis Financial Plan for 2002-03 with the Executive Budget. The State does not believe the terrorist attacks or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.

2001-02 Fiscal Year Financial Plan

     In fiscal year 2001-02, General Fund receipts, including transfers from other funds, are expected to total $43.61 billion, an increase of $3.73 billion over 2000-01 results. DOB has substantially revised its economic forecast for the 2001-02 fiscal year, and is calling for national and State economic growth to fall below the estimates contained in the Executive Budget Financial Plan released in February 2001 (the "February Financial Plan").

     Total General Fund receipts in the 2001-02 Financial Plan are projected to total $43.61 billion, an increase of $951 million over the February Financial Plan estimates. However, after adjusting for the movement of additional receipts from the 2000-01 surplus that were made available in the 2001-02 fiscal year through the tax refund reserve transaction, total projected receipts in the 2001-02 Financial Plan are $263 million below the February Financial Plan estimates.

     General fund disbursements, including transfers to other funds, are projected to total $41.99 billion in fiscal year 2001-02, an increase of $2.29 billion over 2000-01. Projected disbursements in the 2001-02 Financial Plan exceed the February Financial Plan estimates by $650 million, with the net growth in spending comprised of the following: $785 million in higher costs from the failure to achieve cost-saving measures proposed in the Executive Budget; $291 million for costs incurred in 2000-01 but payable in 2001-02, and $159 million in new costs based upon spending results to date. These spending increases are offset in part by $585 million in savings from the Legislature's elimination of proposed General Fund support for various programs and new initiatives proposed by the Governor.

     The Legislature failed to take final action on the 2001-02 Executive Budget by April 1, but did enact appropriations for State-supported, contingent, contractual, and certain other debt service obligations for the entire 2001-02 fiscal year on March 29, 2001. The State Legislature also passed legislation that extended certain revenue-raising authority and made interim appropriations for State personal service costs, various grants to local governments, and certain other items through August 2,

2001. In prior years, the State Legislature enacted similar interim appropriations to permit operations to continue until the Legislature took final action on the Executive Budget.

     Mid-Year Update (2001-02). On November 8, 2001, the State issued an update to the 2001-02 Financial Plan (the "Mid-Year Plan"). In the Mid-Year Plan, the State continues to project that the Financial Plan for 2001-02 will remain in balance for the duration of the fiscal year after the use of $1.50 billion in existing General Fund reserves.

     The Mid-Year Plan projects General Fund receipts and transfers from other funds will total $42.09 billion in 2001-02. The net decrease of $1.52 billion from the Financial Plan issued in September (the "September Plan") is comprised of a $1.63 billion downward revision in estimated receipts primarily related to the World Trade Center attacks, offset in part by $114 million in additional revenues from legislative action in October related to the gas import tax.

     Personal income tax ("PIT") receipts are now projected to total $27.10 billion in 2001-02, a decline of $1.09 billion from the September Plan. The revised PIT projection reflects the anticipated adverse economic impact of the World Trade Center disaster, including significant reductions in wages, employment, financial sector bonuses, and capital gains income. DOB is forecasting a significant decline in both withholding taxes (down $941 million) and estimated payments (down $120 million) compared to the September Plan estimate. DOB projects financial sector bonuses to decline by 50 percent, and taxable capital gains realizations by 35 percent, from calendar year 2000. The current forecast projects actual year-over-year decreases in New York State adjusted grow income and personal income tax liability for both the 2001 and 2002 years.

     The World Trade Center attacks are also expected to reduce user tax and fee collections in 2001-02. The Mid-Year Plan projects these tax receipts to total $7.04 billion in the current year, a decline of $52 million from the September Plan. Projected sales tax collections have been lowered by $56 million, reflecting the decline in consumer confidence, lower tourism spending, and the anticipated decline in personal income and employment. Modest upward revisions in cigarette and alcoholic beverage taxes partially offset the projected decline in the sales tax.

     DOB has also lowered its projection for business tax collections by $329 million from the September Plan projection of $3.98 billion due to several factors, including the adverse impact of the World Trade Center disaster on financial services firms, declining corporate profits, and banking losses. Compared to the September Plan, the Mid-Year Plan forecasts declines in collections for significant components of the business taxes, including the corporation franchise tax ($215 million), bank franchise taxes ($89 million), and corporation and utilities taxes ($50 million). Receipts in the latter category include an upward adjustment of $114 million to reflect the impact of recent legislation that corrected constitutional flaws related to the gas import tax.

     General Fund disbursements and transfers to other funds are now projected to total $41.97 billion in 2001-02, a decrease of $20 million from the September Plan. The decrease reflects General Fund savings of $188 million from the use of TANF resources for welfare and child welfare costs, offset in part by funding for not-for-profit organizations ($100 million) and a new economic stimulus program ($68 million). The $100 million will be transferred from the General Fund to the Miscellaneous Special Revenue Fund and be disbursed to various not-for-profit groups that provide critical human services or emergency relief services. The economic stimulus package includes funding for economic development programs, such as grants and loans to businesses to support job creation, high-tech/biotech initiatives, and tourism promotion through the "I Love New York" marketing campaign.

     The General Fund ended the first six months of fiscal year 2001-02 with a cash balance of $5.55 billion, $489 million below the estimate in the September Plan (as adjusted for fund reclassifications). General Fund receipts and transfers from other funds totaled $23.56 billion through September. Receipts and transfers were $502 million below the cashflow projections in the September Plan, due in part to the economic impact of the World Trade Center attacks and an extension of the filing deadline for making estimated tax payments from September 15 to December 15.

     General Fund disbursements and transfers to other funds totaled $19.11 billion through September, a decrease of $13 million from the September Plan. The variance is attributable to the timing of payments and is not expected to alter year-end results.

2000-2001 Fiscal Year

     The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (the "TSRF") (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (the "CRF"), $292 million in the Community Projects Fund (the "CPF"), and $29 million in the Universal Pre-Kindergarten Fund.

     In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

     The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

     General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

1999-2000 Fiscal Year

     The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

     The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

     The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

     General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-1999 Fiscal Year

     The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

     The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the TSRF, the CRF and the CPF. The TSRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

     The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000.

     General Fund receipts and transfers from other funds for the 1998-99 fiscal year totaled $36.74 billion, an increase of 6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels.

State Financial Practices: GAAP Basis

2000-01 Fiscal Year

     Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

     The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

     General Fund revenues increased $682 million (1.8 percent) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Business, consumption and use and other taxes and miscellaneous revenues fell from the prior fiscal year. Personal income taxes grew $1.89 billion, an increase of nearly 8.4 percent. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or 4.0 percent, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7 percent.

     General Fund expenditures increased $2.30 billion (6.3 percent) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1 percent) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6 percent) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. Net other financing sources in the General Fund decreased $369 million (60.5 percent).

     An operating surplus of $1.25 billion was reported for the Special Revenue Funds for the 2000-01 fiscal year which increased the accumulated fund balance in this fund type to $3.39 billion. Revenues increased $4.54 billion over the prior fiscal year (13.5 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $3.63 billion (12.6 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $324 million (8.1 percent).

     Debt Service Funds ended the 2000-01 fiscal year with an operating deficit of $20 million and, as a result, the accumulated fund balance in this fund type decreased to $2.04 billion. Revenues rose

$143 million (4.9 percent) primarily because of increases in dedicated taxes while debt service expenditures increased $366 million (11.1 percent). Net other financing sources increased $174 million (40.8 percent) due primarily to increases in transfers from the General Fund.

     An operating surplus of $109 million was reported in the Capital Projects Funds for the State's 2000-01 fiscal year and, as a result, the accumulated fund balance deficit decreased to $20 million. Revenues increased $226 million (8.7 percent) primarily because the allocation of motor fuel taxes and motor vehicle fees was increased $131 million and federal grant revenues increased $90 million for transportation projects. Expenditures increased $212 million (5.5 percent) primarily because of increases in spending for grants to local governments - education and health and environment programs and capital construction spending for transportation projects. Net other financing sources decreased by $4 million (0.3 percent).

1999-2000 Fiscal Year

     The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.93 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

     Revenues increased $2.30 billion (6.4 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $1.98 billion, an increase of
9.7 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $303 million, a 14.1 percent increase, due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries. Business taxes decreased nearly $301 million, or 6.2 percent.

     Expenditures increased $1.39 billion (3.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $739 million (6.1 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $215 million (33.5 percent). Net other financing sources increased $192 million (45.9 percent).

     An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.14 billion. Revenues increased $4.46 billion over the prior fiscal year (15.3 percent). Expenditures increased $1.49 billion (5.4 percent). Net other financing uses increased $174 million (4.5 percent).

     Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4 percent). Debt Service expenditures increased $429 million (15.0 percent). Net other financing sources increased $113 million (36.1 percent).

     An operating surplus of $99 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129 million. Revenues increased $93 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

1998-99 Fiscal Year

     The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The 1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.

     Revenues increased $1.969 billion (5.7 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personnel income taxes grew $1.733 billion, an increase of nearly 9.3 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8 percent, due to increased consumer confidence. Other taxes increased $73 million, or 6.9 percent. Miscellaneous revenues increased $145 million, a 5.6 percent increase, primarily because of an increase in reimbursement from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9 percent, because of prior year refunds and carry forwards which were applied against the current year (1998 liabilities).

     Expenditures increased $1.826 billion (5.5 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1 percent) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5 percent) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements.

     Net other financing sources decreased $626 million (159.3 percent) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for Roswell Park Cancer Institute.

     An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0 percent) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3 percent) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (.10 percent).

     Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3 percent) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0 percent). Net other financing sources increased $253 million (227.4 percent) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.

     An operating surplus of $154 million was reported in the Capital Projects Funds for the State's 1998-99 fiscal year and, as a result, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million (10.6 percent) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5 percent) primarily because of increased capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.

Economic Overview

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

     Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

     Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

     New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

     Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

     The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the services sector.

     In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and in 2000, the rates were essentially the same. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

     Continued growth is projected for the State's economy for 2001 in employment, wages, and personal income, although growth will moderate significantly from the rates achieved in 2000. Overall employment is expected to grow at a much more modest rate than in 2000, reflecting the slowdown in the national economy. New York personal income is estimated to have grown by 7.5 percent in 2000, fueled in part by a large increase in finance sector bonus payments and strong growth in total employment. State personal income is projected to grow 3.3 percent in 2001. The slowdown in growth is attributable primarily to slower national employment growth and weakness in income payments, particularly bonuses in the financial sector.

     The most significant risks to the State economic forecast revolve around the impact of the World Trade Center disaster, which occurred during the State's first economic slowdown since the recession of the early 1990s. The disaster could trigger weaker financial market activity than currently projected, resulting in lower bonus payments and, therefore, lower wages and personal income than indicated by the DOB forecast. Moreover, weaker stock market performance than projected could produce a lower level of capital gains realizations and, hence, reduced taxable personal income. Additional, weaker State employment growth than currently projected and job relocations associated with the World Trade Center destruction could produce lower wage and personal income levels.

State Authorities

     The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2000, there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $98 billion, only a portion of which constitutes State-supported or State-related debt.

     Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2001-2002 fiscal year.

     In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

     The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2000-2001 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

     Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to

Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

     The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and several business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 2000-2001 enacted budget State assistance to the MTA is estimated at approximately $1.35 billion, and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

     State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as Second Avenue Subway project and the East Side Access project.

     The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

     The 2000-04 Capital Plan assumed $1.6 billion in State support under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

     There can be no assurance that all necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Transportation Infrastructure Bond Act not materialize, the City and the State could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

     The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

     The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. In addition, in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

OSDC and Control Board Reports

     The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in the City fiscal years 1996-97 through 2000-01. For its 1999-2000 fiscal year, which ended June 30, 2000, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. On March 22, 2001, the staff of the Control Board issued a report indicating that the City was likely to end fiscal year 2001 with a possible surplus of $99 million. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. In addition, the size of recent tax reductions has increased to over $2.6 billion in City fiscal year 2000-01 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. These reductions are expected to be worth $3.0 billion by City fiscal year 2004-05. The Mayor has proposed additional tax reductions that would raise the total worth of recent tax cuts to $4.3 billion by City fiscal year 2004-05. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

     The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $750 million of short-term obligations in fiscal years 2000 and 2001 to finance the City's projected cash flow needs for those fiscal years. The City issued $500 million of short-term obligations in fiscal year 1999. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City funded commitments are projected to reach $7.1 billion in 2001 and City funded expenditures are forecast at $4.5 billion in the 2001 fiscal year.

     In connection with the Financial Plan, the City has outlined a gap-closing program for the fiscal years 2003 through 2005 to eliminate the $2.4 billion, $2.5 billion and $2.3 billion projected budget gaps for each such fiscal year. This program, which is not specified in detail, assumes for the 2003 through 2005 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $1.3 billion, $1.4 billion and $1.2 billion; additional State actions of $550 million; additional Federal actions of $450 million; and the availability of $100 million of the General Reserve.

     Although the City has maintained balanced budgets in each of its last 20 fiscal years and is projected to achieve balanced operating results for the 2001 and 2002 fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. On December 4, 2001, the City submitted a modification to its current Financial Plan to accommodate revisions to forecasted revenues and expenditures as a result of the events of September
11. The modification shows a balanced budget in the 2002 fiscal year, despite an anticipated revenue loss of $1.1 billion due to the slowing economy and the terrorist attacks, but the outlook for fiscal years 2003 through 2005 is far more serious and will require more detailed gap-closing programs than previously outlined.

Other Localities

     Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter.

     The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-2001 totaled $200.4 million. In 2000-01, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

     While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness

     Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

     The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2001-02 fiscal year or thereafter.

     Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 State Financial Plan. The State believes that the proposed 2001-02 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2001-02 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2001-02 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 State Financial Plan.

CALIFORNIA

     The following is based on information obtained from an Official Statement, dated December 1, 2001, relating to $111,325,000 State of California Veterans General Obligation Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes

     Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's Municipal Securities to pay interest and principal on Municipal Securities.

     Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to
Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

     Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

     The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

     As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

     Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition

98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

State Indebtedness

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of September 1, 2001, the State had outstanding $23,215,938,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $10,937,499,000 of long-term general obligation bonds. This latter figure consists of $4,144,034,000 of authorized commercial paper notes (of which $763,945,000 was outstanding), which had not yet been refunded by general obligation bonds, and $6,793,465,000 of other authorized but unissued general obligation debt (including the most recent voter authorizations). Two bond proposals for $2.8 billion will appear on the March 2002 primary election ballot.

     The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2001, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors.

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing after the 1994-95 Fiscal Year. The State did not issue any revenue anticipation notes during the 2000-01 fiscal year, the first such occurrence in eighteen years. However, on October 4, 2001, the State issued $5.7 billion of 2001-2002 revenue anticipation notes, to mature on June 28, 2002. At the time of their issuance the State projected that there would be sufficient moneys in the General Fund at June 28, 2002, including available internal borrowings from State special funds, to pay the 2001 notes, even if the General Fund did not receive payment of $6.3 billion for moneys loaned to the DWR Power Purchase Program described below.

Prior Fiscal Years' Financial Results

     Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

     The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

     The 2000 Budget Act, signed by the Governor on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties ("SFEU") available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

     The extraordinary fiscal resources available in 2000-01 allowed the State to provide significantly increased funding for K-12 schools, higher education and health and human services. New funding was also provided on a one-time basis to local governments. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs. A total of about $1.5 billion of tax relief was enacted as part of the budget process.

Fiscal Year 2001-02 Budget

     The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2001-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

     The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projects General Fund revenues in 2001-02 will be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, and sales taxes are projected to increase slightly.

     The Fiscal Year 2001 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 includes General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilizes more than half of the budget surplus as of June 30, 2001, but still leaves a projected balance in the SFEU at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumes that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest. (See "Recent Developments Regarding Energy," below.)

     The 2001 Budget Act also includes Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes during the fiscal year as part of its cash management program.

     Some of the important features of the 2001 Budget Act are: (1) Proposition 98 per pupil spending was increased by 4.9 percent to $7,002; (2) higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases; (3) health, welfare and social services generally are fully funded for anticipated caseload growth; and (4) about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment.

     The tragic events of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. Information released by the Administration in November, 2001 indicated that the State's economy had been slowing prior to September 11, particularly in the high technology sector centered in the Silicon Valley and in the construction sector. The State's economy showed further weakness after that date, and the prospects of a prompt recovery were dimmed as a result of the attacks. Earlier projections were that the State's economy would start to rebound beginning in early 2002, but it now appears likely there will be continued weakness until at least the first half of 2002. Nevertheless, the Administration reported that the California economy continued to outperform the nation as a whole.

     The slowdown in the California economy, combined with weakness in the stock market, has resulted in a dramatic decline in General Fund revenues compared to the estimates made at the time of the enactment of the 2001 Budget Act. The Department of Finance has reported that, based on preliminary estimates, General Fund revenues measured on a budgetary basis (including accruals) were $614 million below projections for May and June, 2001. For the first four months of the 2001-02 Fiscal Year (July-October), agency cash receipts (excluding accruals) were $827 million below projections. Personal income tax receipts represent $698 million of the current fiscal year shortfall, reflecting weakness in both withholding and estimated tax payments, which include payments relating to capital gains and stock option activity. In addition to reduced revenues, after enactment of the 2001 Budget Act, the Legislature enacted and the Governor signed into law several additional spending bills or tax cuts with an estimated $95 million impact on the General Fund in 2001-02.

     In October, 2001, in response to the weak revenue results, the Governor announced a hiring freeze for most State positions and directed State agencies to make cuts in operating expenses totaling at least $150 million in 2001-02 expenditures. The Governor also asked agencies to prepare for cuts of up to 15 percent in expenditures in the 2002-03 fiscal year budget. Most of these actions do not apply to public safety and certain other mandated expenditures.

     In further response to revenue shortfalls, on November 14, 2001 the Governor issued a letter to all State departments and agencies instituting immediate action to further reduce expenditures in the 2001-02 fiscal year. Pending action by the Legislature to cut expenditures, which the Governor will propose in a special session of the Legislature which he will convene in January 2002, the Governor directed agencies to immediately freeze spending on a specified list of programs and projects totaling almost $2.25 billion (including the actions he directed in October). These program cuts and reversions cover almost all areas of State spending, including State operations, aid to local governments and capital outlay. The Governor stated that he had excluded from spending cuts expenditures which could provide short-term stimulus to the State economy.

     On November 14, 2001, the Legislative Analyst released a report containing her budget estimates for the period 2001-02 through 2006-07. Included in this report was an estimate that, due to the economic slowdown and a projected severe drop in capital gains and stock option activity, General Fund revenues for the 2001-02 fiscal year would be approximately $68.3 billion, or about $6.8 billion lower than the estimate made for the 2002 Budget Act. The Administration will provide an update of its revenue projections for the 2001-02 and 2002-03 fiscal years when the Governor's Proposed Budget for 2002-03 is released in January, 2002. Both the Department of Finance and the Administration predict that a sharp drop in revenues will occur.

Recent Developments Regarding Energy

     Development of the Power Supply Program. In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities had previously been frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

     In January 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Governor's proclamation was followed by the enactment of legislation authorizing the Power Supply Program and related orders of the California Public Utilities Commission ("CPUC").

     DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers") in January 2001. The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers and collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.

     Financing the Power Supply Program. Between January 17, 2001 and October 31, 2001, DWR committed approximately $11.5 billion under the Power Supply Program. The Power Supply Program has been financed by (i) unsecured, interest-bearing loans from the General Fund of the State aggregating $6.1 billion ("State loans"); (ii) secured loans from banks and other financial institutions aggregating $4.1 billion ("interim loans"); and (iii) DWR revenues from power sales to Customers aggregating approximately $2.7 billion through October 31, 2001. As of October 31, 2001, approximately $1.4 billion of proceeds from the interim loans had not been contractually committed and was available for future Power Supply Program commitments. In addition, DWR expects to continue to receive revenues from power sales to Customers which will also be available for future Power Supply Program commitments.

     DWR projects that its funds on hand at the date of the Official Statement and projected revenues appear to be sufficient to finance the Power Supply Program on an ongoing basis. This projection is based in part on the assumption that timely and favorable CPUC action will be taken to establish the portion of retail rates charged to Customers for power being sold by DWR as required by DWR.

     The loan agreement for the interim loans requires principal to be repaid in eleven quarterly installments commencing on April 30, 2002. Interest is payable at variable rates tied to market indices. Principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. DWR and the CPUC did not enter into a rate agreement (described under "CPUC Action" below) by October 31, 2001, resulting in an event of noncompliance under the loan agreement that required interest rate increases that are included in DWR's funding projections referred to above. The loan agreement includes several other covenants and requirements that DWR may be unable to comply with or fulfill or that are beyond the control of DWR. The loan agreement does not provide for acceleration of scheduled payments of principal and interest on the interim loans if DWR is not in compliance with the terms of the loan agreement.

     The interim loans were arranged in contemplation of the proposed sale of DWR revenue bonds described below. Net proceeds of the DWR revenue bonds are required to be used first, to repay the interim loans, and second, to repay the State loans and provide working capital for the Power Supply Program. The timing of the revenue bond sales is uncertain, as explained below. DWR is not able to predict whether it will be able to make all future payments of principal and interest on the interim loans without additional rate increases if it is not able to secure a timely sale of the revenue bonds.

     Pursuant to the initial financing arrangements included in the Power Supply Act, DWR is authorized to issue up to $13.4 billion aggregate principal amount of revenue bonds to finance and refinance the Power Supply Program, including repayment of the interim loans and State loans. The bonds are to be limited obligations of DWR payable solely from revenues and other funds held under the revenue bond trust indenture after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. Completion of the DWR bond sales has been delayed by a number of factors, including potential legal challenges and the proceedings described below under "CPUC Actions." These delays have moved the earliest likely bond sale date to 2002, and at the date of the Official Statement there is no proposed schedule for the sale.

     The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-2002 fiscal year whether or not DWR repays the State loans during the fiscal year.

     Power Supply Program after 2002. DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by Customers and the amount of electricity furnished to the Customers by the IOUs (the "net short") until December 31, 2002. Thereafter and until the DWR revenue bonds are retired, DWR will sell to Customers electricity purchased under long-term contracts. The Administration and the CPUC are developing plans to have the IOUs purchase the balance of any net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

     CPUC Action. Under the California Public Utilities Code, the retail rates of the IOUs are established by the CPUC. The CPUC has authorized substantial rate increases in 2001, but has not yet set the respective rates for DWR and the IOUs. Under the Power Supply Act, DWR is directed to establish, revise and notify the CPUC of its revenue requirements for its sales of electricity and repayment of the DWR revenue bonds at least annually, and more frequently as required. In August DWR submitted its revised revenue requirement to the CPUC. On August 21, 2001, PG&E filed Pacific Gas and Electric Company v. The California Department of Water Resources, et al., (Sacramento County Superior Court) contesting the DWR determination that its revenue requirement is just and reasonable in the absence of a public hearing. DWR is vigorously defending this case. On October 19, 2001, DWR issued a draft, updated revenue requirement and subsequently held a public workshop to review the draft, updated revenue requirement. In November, 2001, DWR updated its revenue requirement filing with the CPUC, and is awaiting CPUC action thereon.

     The Power Supply Act authorizes (but does not require) DWR and the CPUC to enter into a rate agreement pertaining to DWR charges. A proposed order approving such a rate agreement between DWR and the CPUC was rejected by the CPUC on October 2, 2001. The Administration is studying this action, and is considering its options.

     On September 6, 2001, the CPUC adopted servicing agreements between DWR and SDG&E, and a servicing order as to DWR and PG&E pertaining to the delivery of DWR-purchased electricity to Customers through the transmission and distribution systems of the IOUs and the collection of payments for DWR from Customers by the IOUs. PG&E applied to the CPUC for and was denied a rehearing of the servicing agreement decision pertaining to it. PG&E has challenged the servicing agreement decision in Bankruptcy Court.

     On September 20, 2001, the CPUC adopted a decision suspending the right of additional Customers to elect to purchase electricity from suppliers other than DWR and the IOUs until DWR is no longer a supplier of electricity. Applications for rehearing of the order regarding customer choice have been denied by the CPUC. Petitions for writs of review of the customer choice decision have been filed with the California Supreme Court. The Power Supply Act establishes an expedited appeal process, and it is expected that, if accepted by the Court, this matter will be heard within the first quarter of 2002. Also pending before the CPUC are questions regarding the implementation of this customer choice decision, including the date by which the affected Customers must have exercised their election, and what, if any, exit fees may be imposed upon Customers choosing other suppliers.

     The timing of CPUC approvals or the effective dates of those approvals may be affected by the PG&E lawsuit referred to above or appeals or litigation brought by IOUs, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the Power Supply Program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of DWR's revenue bonds or the implementation of DWR's rates.

     Litigation. A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent Systems Operator ("ISO"); continuing contractual obligations of certain small independent power generators; and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.

     Prospects. Since January 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The Administration believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.

     While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will lower wholesale power prices and ultimately promote the financial recovery of the IOUs, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

Economic Overview

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-93. As noted above, California's economy started to slow down in 2001 in the wake of the slowing U.S. economy and has been dramatically affected by the results of the tragic events of September 11. Nonetheless, California continues to outperform the rest of the nation in virtually all economic indicators.

     Fuel and other energy prices have risen sharply in recent months. The State Department of Finance notes that the State and national economies are much more energy-efficient than during the energy crises of the 1970s and early 1980s, and that, adjusted for inflation, motor fuel prices are still 20 percent below the 1981 level. See "Recent Developments Regarding Energy," above.

Litigation

     The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.


The Diversified Municipal Portfolios


     The Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio. Each of the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio (the "Diversified Municipal Portfolios") will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal

Securities of issuers located in any one state. Neither Diversified Municipal Portfolio is appropriate for tax-exempt investors under normal market conditions.

TAX-MANAGED  INTERNATIONAL VALUE PORTFOLIO, THE INTERNATIONAL VALUE PORTFOLIO II
--------------------------------------------------------------------------------
AND THE EMERGING MARKETS VALUE PORTFOLIO
----------------------------------------


     The Tax-Managed International Value Portfolio, the International Value Portfolio II (collectively referred to as the "International Value Portfolios") and the Emerging Markets Value Portfolio seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The International Value Portfolios will invest primarily in equity securities of established foreign companies. The Emerging Markets Value Portfolio will invest primarily in equity securities of both large and small emerging market companies. An emerging market company is one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue or profits from goods produced or sold, services performed or investments made, or that has at least 50% of its assets, in emerging market countries; or for which the principal securities market is located in an emerging market country.

     As used in this statement of additional information, emerging-market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation ("IFC"), a subsidiary of the World Bank, to have an "emerging stock market." The Portfolio may also make investments in developed foreign countries that comprise the Morgan Stanley(R) Capital International Europe, Australia, Far East (EAFE) index.

     The Emerging Markets Value Portfolio is intended for long-term investors who can accept the risks associated with the Portfolio's investments and is not appropriate for individuals with limited investment resources or who are unable to tolerate significant fluctuations in the value of their investment. The Portfolio should be considered as a vehicle for diversification and not as a balanced investment program.

     Under normal circumstances, each of the International Value Portfolios invests at least 65% of the total assets in at least three foreign countries. The Emerging Markets Value Portfolio, under normal circumstances, invests at least 80% of its net assets in securities of emerging market companies. For purposes of the policy with respect to Emerging Markets Value Portfolio, net assets include any borrowings for investment purposes. Shareholders of the Emerging Markets Value Portfolio will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the International Value Portfolios or the Emerging Markets Value Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. Any of these Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

     The International Value Portfolios and the Emerging Markets Value Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

     With respect to the International Value Portfolios, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, or Baa, P-2 or higher by Moody's; or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager's discretion, in the event of a rating reduction. Under exceptional conditions abroad, or when it is believed that economic or market conditions warrant, both Portfolios may temporarily, for defensive purposes, invest all of their portfolios in fixed income obligations of the U.S. government or fixed income or equity securities of U.S. issuers.

     With respect to the Emerging Markets Value Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Most fixed-income instruments of emerging-market companies and countries are rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard & Poor's and Moody's. Securities that are rated BBB, A-2, or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these ratings categories, see the Appendix). The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium-to lower-rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.


Investment Risks of the International Value and Emerging Markets Value
Portfolios


     Market Risk. Since the International Value Portfolios and the Emerging Markets Value Portfolio invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk--the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Stock prices are suited to investors who are willing to hold their investment over a long horizon.

     The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the Emerging Markets Value Portfolio may invest in relatively small companies. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

     In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Emerging Markets Value Portfolio. Moreover, some emerging-market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

     Foreign Currency Risk. Returns on foreign securities are influenced by currency risk as well as market risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign stocks for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign stocks for a U.S. investor will also fall. Many emerging-market countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging-market countries. In addition, it is possible that foreign governments will impose currency exchange control regulations, such as the currency exchange controls imposed by Malaysia in 1998, or other restrictions that would prevent cash from being brought back to the U.S. Emerging-market governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.

     Other Risks. Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.


Additional Risks of Investing in Emerging Markets

     Investing in securities of companies in emerging-market countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:


     Investment Restrictions. Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolio. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of the Portfolio.


     Possibility of Theft or Loss of Assets. Security settlement and clearance procedures in some emerging-market countries may not fully protect the Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.


     Settlement and Brokerage Practices. Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.


     Less Sophisticated Regulatory and Legal Framework. In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

     The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors' rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

     Less Accurate Information on Companies and Markets. Most of the foreign securities held by the Portfolio will not be registered with the U.S. Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging-markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     Below Investment-Grade Bonds. Much emerging-market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P or Moody's. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see Appendix). Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.


     While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

     The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

     Social, Political and Economic Instability. Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.


     Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions - for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes - could have a severe effect on security prices and impair the Emerging Markets Value Portfolio's ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.


     The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

                             INVESTMENT RESTRICTIONS

All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios.

Investment Restrictions of the Short Duration Municipal Portfolios


     None of the Short Duration California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio or the Short Duration New York Municipal Portfolio may, except as otherwise provided herein:


          1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

          2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

          3) Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

          4)   Issue senior securities, except as permitted under the 1940 Act;

          5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

          6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

          7)   Purchase oil, gas or other mineral interests;

          8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

          9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

          10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S. are not considered to be invested in any industry);


          11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer. This restriction does not apply to the Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio;


          12) Make investments for the purpose of exercising control or management.


          13) Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.


     The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Municipal Portfolios has or currently intends to:

               1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets;

               2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

               3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; and

               4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

               5) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

Investment Restrictions of the Fixed-Income Portfolios (Other Than the Short Duration Municipal Portfolios)


     None of the U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal Portfolio, the California Municipal Portfolio, or the Intermediate Duration Portfolio, will, except as otherwise provided herein:


               1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

               2)   Make short sales of securities or maintain a short position;

               3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

               4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

               5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

               6)   Purchase oil, gas or other mineral interests;

               7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

               8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

               9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

               10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;


               11) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

               12) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);


               13) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

               14) Make investments for the purpose of exercising control or management;

               15) Invest in securities of other registered investment companies;


               16) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

               17) With respect to the New York Municipal Portfolio, Diversified Municipal Portfolio and the California Municipal Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.


     The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Fixed-Income Portfolios has or currently intends to:

               1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; and

               2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

Investment Restrictions of the Tax-Managed International Value Portfolio and the
--------------------------------------------------------------------------------
International Value Portfolio II --------------------------------

     Neither the Tax-Managed International Value Portfolio or the International Value Portfolio II may, except as otherwise provided herein:

               1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

               2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

               3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

               4)   Issue senior securities, except as permitted under the 1940
                    Act;

               5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

               6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

               7)   Purchase oil, gas or other mineral interests;

               8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

               9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

               10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

               11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

               12) Make investments for the purpose of exercising control or management.

     The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Tax-Managed International Value Portfolio and the International Value Portfolio II has not and currently does not intend to:

               1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

               2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

               3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

               4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Investment Restrictions of the Emerging Markets Value Portfolio


     The Emerging Markets Value Portfolio may not, except as otherwise provided herein:


               1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

               2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

               3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3 % limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%.

               4)   Issue senior securities, except as permitted under the 1940
                    Act;

               5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

               6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

               7)   Purchase oil, gas or other mineral interests;

               8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

               9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

               10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

               11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

               12) Make investments for the purpose of exercising control or management.

     The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Value portfolio currently does not intend to:

               1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

               2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

               3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

               4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

INVESTMENTS
-----------


     Subject to each Fixed-Income Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts;
(xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; and (xiv) in the case of the Intermediate Duration and Short Duration Plus Portfolios, foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The International Value Portfolios and the Emerging Markets Value Portfolio will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.


Mortgage-Related Securities
---------------------------

     Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this Prospectus as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.

     One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a FNMA Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a FHLMC Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

     The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

     The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

     Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

     Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that in the case of the Fixed-Income Portfolios other than the Short Duration Municipal Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.


     In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.


     Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

     A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities

     The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

     In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Municipal Securities


     Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the municipal Portfolios' assets that are invested in Municipal Securities.


     Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.


     The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's ledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

     Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the vale of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time tot time there have been proposals which would require registration in the future.

     After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

     Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Portfolios and the value of the Portfolios would be affected. Additionally, the Manager would reevaluate the Portfolios' investment objectives and policies.


Private Placements

     The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.

     Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value under policies established by and under supervision of the Board of Directors.

     The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. Because institutional trading in restricted securities is relatively new, it is not possible to predict how these institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

Illiquid Securities


     Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.


Preferred Stock

     The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Securities


     While the Short Duration Plus Portfolio and the Intermediate Duration Portfolio generally invest in domestic securities, each Portfolio may also invest up to 20% of its total assets in foreign securities of the same types and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the advisor to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. The Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described on pages B-36 - B-41.


Warrants

     The Portfolios may have investments in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations

     The Portfolios may invest in fixed-income obligations (including, but not limited to, certificates of deposit, time deposits and bankers' acceptances) of thrift institutions and commercial banks.

     Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

     Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

     A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

     The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Intermediate Duration and Short Duration Plus Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality.

Zero Coupon Securities

     The Portfolios may purchase zero coupon debt securities. A zero coupon security pays no cash interest during its stated term. Its value lies in the difference between the principal value to the holder at maturity and the purchase price. Zero coupon securities are sold at a discount to principal value, and their market values nearly always fluctuate more widely than do the market values of similar-maturity debt securities which pay interest.

Convertible Securities

     The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

     The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Equity Securities


     The equity securities in which the International Value Portfolios and the Emerging Markets Value Portfolio may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances -- e.g., when a direct investment in securities in a particular country cannot be made -- the International Value Portfolios and the Emerging Markets Value Portfolio, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in any mutual fund, each of these Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.


Other Securities

     It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.


Derivatives

     In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. Derivatives may be used to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. The Portfolios may use exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.


Foreign Currency Transactions


     The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Value Portfolio, International Value Portfolio II and Emerging Markets Value Portfolio may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including entering into a foreign currency exchange contract on either a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or by entering into forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolios will generally not enter into a forward contract with a term greater than one year. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.


     Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.


     Under certain circumstances, each of the International Value Portfolios and the Emerging Markets Value Portfolio may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.


     At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. dollars.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     The Portfolios do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.


Futures  Contracts and Options on Futures  Contracts


     The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.


     The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on future contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Fixed-Income Municipal Intermediate Duration Portfolios only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

     No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

     If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios' use of futures contracts will not result in leverage.

     The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

     Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

Futures Contracts

     U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value. In accordance with the current rules and regulations of the CFTC, the aggregate initial margins and premiums required from a Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided, however, in the case of an option that is in the money at the time of the purchase, that the money portion of the premium is excluded in calculating the 5% limitation.

     At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

     The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio, such as the Fixed-Income Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

     A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.


     The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."


     The Portfolios are not commodity pools and all transactions in future contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.


Options

     The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.


     A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

     Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

     A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.


     A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.


     In addition, a Portfolio permitted to invest in foreign securities may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios will be traded on U.S. and foreign exchanges or over-the-counter.

     The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

     If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

     The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special Investment Techniques and Related Risks -- Illiquid Securities" in the Prospectus.

     The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

     The writing of covered put options involves the risk that if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

     Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

Swaps, Caps and Floors

     Each Portfolio may enter into interest rate or foreign currency swaps and may purchase or sell interest rate caps and floors.

     A Fixed-Income Municipal Intermediate-Duration Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fixed-Income Municipal Intermediate-Duration Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as described above, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

     Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Fixed-Income Municipal Intermediate-Duration Portfolio will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.


Repurchase Agreements


     Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in U.S. Government securities.


Reverse Repurchase Agreements

     The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.


When-Issued Securities and Forward Commitments

     Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

     When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the

Fund's custodian bank will maintain, in a segregated account, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.

Special Risk Considerations for Lower-Rated Securities

     Securities rated Baa are considered by Moody's or BB by S&P or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

     The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

     The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See the Appendix for a description of such ratings.

     The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

     Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

     In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.


Future Developments

     The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.


                             INDUSTRY CLASSIFICATION


     In determining industry classifications, for each Portfolio other than the Emerging Markets Value Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory. In the case of the Emerging Markets Value Portfolio, the Portfolio relies primarily on the Morgan Stanley Capital International ("MSCI") industry classification.


                           DIRECTORS AND OFFICERS AND
                         PRINCIPAL HOLDERS OF SECURITIES
                         -------------------------------

     The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.


-------------------------- ------------------------- ----------------------------------------------------------------

NAME,                      POSITION(S) WITH THE      PRINCIPAL OCCUPATION
ADDRESS, AND AGE           FUND                      DURING PAST FIVE YEARS

-------------------------- ------------------------- ----------------------------------------------------------------


Roger Hertog*              President,                Currently:  Vice Chairman and Director -- Alliance Capital
1345 Avenue of the         Treasurer,                Management Corporation, the General Partner of Alliance
     Americas              Director                  Capital Management L.P. ("Alliance")
New York, NY  10105                                  1993-2000:  President, Chief Operating Officer and
DOB:  11/4/41                                        Director -- Sanford C. Bernstein & Co., Inc. ("Bernstein")


-------------------------- ------------------------- ----------------------------------------------------------------

Andrew S. Adelson*         Senior Vice President,    Currently:  Executive Vice President and Chief Investment
1345 Avenue of the         Director                  Officer International Value Equities-Alliance 1990-2000:
     Americas                                        Senior Vice President, Chief Investment Officer --
New York, NY  10105                                  International Equities and Director-Bernstein
DOB:  5/31/55

-------------------------- ------------------------- ----------------------------------------------------------------

Arthur Aeder**             Director                  1987-Present:  Consultant;
516 Fifth Avenue                                     Formerly Senior Partner of Oppenheim, Appel, Dixon & Co.
New York, NY  10036                                  (subsequently Spicer & Oppenheim) Certified Public
DOB:  12/31/25                                       Accountants, and Chairman of Spicer & Oppenheim International

-------------------------- ------------------------- ----------------------------------------------------------------

Irwin Engelman**           Director                  Currently:  Executive Vice President and Chief Financial
625 Madison Avenue                                   Officer, YouthStream Media Networks
New York, NY  10022                                  1998-December 1999:  Vice Chairman and Chief
DOB:  5/9/34                                         Administrative Officer -- Revlon Inc.
                                                     1992-98: Executive Vice President and Chief Financial Officer
                                                     -- MacAndrews & Forbes Holdings Inc.

-------------------------- ------------------------- ----------------------------------------------------------------

Peter W. Huber             Director                  Partner-Kellogg Huber Hansen Todd & Evans (law firm); Senior
1301 K Street NW                                     Fellow-Manhattan Institute for Policy Research; Chairman,
Washington, DC  20814                                Telecom Policy and Analysis: a Kellog, Huber Consulting Group;
DOB:  11/3/52                                        Columnist-Forbes Magazine; Co-Founder-Digital Power Group

-------------------------- ------------------------- ----------------------------------------------------------------





William Kristol                   Director                  6/95-Present: Editor and Publisher, The Weekly Standard
1150 17th Street NW                                         7/95-12/99: Consultant, ABC News
5th Floor
Washington, DC  20036
DOB:  12/23/52

--------------------------------- ------------------------- ----------------------------------------------------------------

Theodore Levitt                   Director                  Professor Emeritus of Business Administration,
Harvard Business School                                     Harvard University; 1985-1989:  Editor, Harvard Business Review
Cumnock 300
Boston, MA  02163
DOB:  3/1/25

--------------------------------- ------------------------- ----------------------------------------------------------------

Rosalie J. Wolf**                 Director                  Currently: Managing Partner-Botanica Capital Partners LLC;
115 East 87th Street                                        Director -- Airbourne Freight Corp.;  and Trustee -- TIAA-CREF;
New York, NY  10128                                         1994-2000:  Treasurer and Chief Investment Officer, The
DOB:  5/8/41                                                Rockefeller Foundation


--------------------------------- ------------------------- ----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

* An "interested person" of the Fund, as defined in the 1940 Act.
** Member of the Fund's Audit committee, which is responsible for the selection of the independent auditors.


     The officers conduct and supervise the daily business operations of the Portfolios, while the directors exercise general oversight over these actions and decide on general policy. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. The directors have designated Mr. Hertog and Mr. Adelson to be the Executive Committee of the Fund. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.


     The Fund paid each of the directors who were not affiliated persons of the Manager and who were serving as directors at the time, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, annual compensation of $40,000 for the fiscal year ended September 30, 2001. Officers receive no direct remuneration in such capacity from the Fund. The directors may also appoint committees of directors. Directors who are not affiliated persons of the Manager serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.

     The directors were elected by the public shareholders of the Fund on September 25, 2000. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.

     As of January 22, 2002, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration Plus Portfolio, New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, International Value Portfolios and Emerging Markets Value Portfolio.


                             MANAGER AND DISTRIBUTOR


     Manager. Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has entered into Management Agreements with the Fund, on behalf of each of the Portfolios, pursuant to which Alliance acts as investment adviser for each of the Portfolios. Prior to October 2, 2000, the investment manager was Bernstein. Bernstein was acquired by Alliance on October 2, 2000.

     Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of June 30, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 29.9% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of June 30, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.8% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.


     Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Alliance manages the investment of each Portfolio's assets. Alliance makes investment decisions for each Portfolio and places purchase and sale orders. The services of Alliance are not exclusive under the terms of the Management Agreements; Alliance is free to render similar services to others.

     Alliance has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreements may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreements, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

     Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee paid by each of the Short Duration Municipal Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets. The fee paid by the Tax-Managed International Value Portfolio and the International Value Portfolio II is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $1 billion; an annual rate of 0.90 of 1% of that Portfolio's average daily net assets that is in excess of $1 billion up to, but not exceeding $4 billion; an annual rate of
0.875 of 1% of that Portfolio's average daily net assets in excess of $4 billion up to, but not exceeding $6 billion; and 0.85 of 1% of that Portfolio's average daily net assets over $6 billion. The fee is computed daily and paid monthly. The fee paid by the Emerging Markets Value Portfolio is at an annual rate of 1.25% of the Portfolio's average daily net assets. The fee is computed daily and paid monthly. The table below indicates the investment management fees accrued or paid by the Portfolios to Bernstein (the investment manager until October 2, 2000) for the fiscal years ended September 30, 1999 and September 30, 2000, and to Alliance for the fiscal year ended September 30, 2001:



                                                    Fee as a percentage of average daily net assets
                                                    -----------------------------------------------
             Portfolio                                 1999            2000            2001
-------------------------------------------------- ---------------- -------------- ---------------


U.S. Government Short Duration Portfolio               0.50%           0.50%           0.50%
Short Duration Plus Portfolio                          0.50%           0.50%           0.50%
Short Duration New York Municipal Portfolio            0.50%           0.50%           0.50%
Short Duration California Municipal Portfolio          0.50%           0.50%           0.50%
Short Duration Diversified Municipal Portfolio         0.50%           0.50%           0.50%
Intermediate Duration Portfolio                        0.47%           0.47%           0.47%
New York Municipal Portfolio                           0.50%           0.50%           0.50%
California Municipal Portfolio                         0.50%           0.50%           0.50%
Diversified Municipal Portfolio                        0.48%           0.49%           0.49%
Tax-Managed International Value Portfolio              0.93%           0.93%           0.94%
International Value Portfolio II*                      0.94%           0.95%           0.96%
Emerging Markets Value Portfolio                       1.25%           1.25%           1.25%

* Commenced operations on April 30, 1999.


     The Management Agreements provide that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreements.


     In addition to the Management Agreements, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing and Administrative Agreements with Alliance. Alliance serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Alliance's duties in this regard may be delegated. Alliance has delegated some of such duties to Alliance Fund Services, Inc. ("AFS") and to Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), each a wholly-owned subsidiary of Alliance. Pursuant to the Shareholder Servicing and Administrative Agreements, Alliance and its subsidiaries pay all expenses incurred by it in connection with administering the ordinary course of the Fund's and each Portfolio's business. Alliance and its subsidiaries also pays the costs of office facilities and of clerical and administrative services that are not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. The shareholder servicing that will be provided by Alliance and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing and administration is 0.10% of each Portfolio's average daily net assets and the fee paid by the Tax-Managed International Value Portfolio, International Value Portfolio II and the Emerging Markets Value Portfolio for these services is 0.25% of that Portfolio's average daily net assets. The table below indicates the shareholder servicing and administrative fees accrued or paid by the Portfolios to Bernstein (the Administrator until October 2, 2000) for the fiscal years ended September 30, 1999 and September 30, 2000, and to Alliance for the fiscal year ended September 30, 2001:


                                                                 Fee as a percentage of average daily net assets
                                                                 -----------------------------------------------
                         Portfolio                                 1999               2000                2001
------------------------------------------------------------ ------------------ ------------------ -------------

U.S. Government Short Duration Portfolio                           0.10%              0.10%               0.10%
Short Duration Plus Portfolio                                      0.10%              0.10%               0.10%
Short Duration New York Municipal Portfolio                        0.10%              0.10%               0.10%
Short Duration California Municipal Portfolio                      0.10%              0.10%               0.10%
Short Duration Diversified Municipal Portfolio                     0.10%              0.10%               0.10%
Intermediate Duration Portfolio                                    0.10%              0.10%               0.10%
New York Municipal Portfolio                                       0.10%              0.10%               0.10%
California Municipal Portfolio                                     0.10%              0.10%               0.10%
Diversified Municipal Portfolio                                    0.10%              0.10%               0.10%
Tax-Managed International Value Portfolio                          0.25%              0.25%               0.25%
International Value Portfolio II*                                  0.25%              0.25%               0.25%
Emerging Markets Value Portfolio                                   0.25%              0.25%               0.25%

* Commenced operations on April 30, 1999.

     Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Alliance under the Management Agreements and the Shareholder Servicing and Administrative Agreements; (ii) the fees and expenses of Directors who are not affiliated with Alliance; (iii) the fees and expenses of the Custodian and Transfer Agent, including but not limited to fees and expenses relating to fund accounting, pricing of fund shares, and computation of net asset value; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the Securities and Exchange Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.


     The Management Agreements provide that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.


     The Management Agreements provide that they will terminate automatically if assigned and that they may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreements also provide that they will continue for more than two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.


     Distributor. Bernstein LLC acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements.


NET ASSET VALUE

     The Fund computes the net asset value of each Portfolio once daily as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m., New York time), each business day, except for New York Stock Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager (market value will be determined by sales prices if the principal market is an exchange) in the broadest and most representative market for that security as determined by the Manager.

     Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Directors of the Fund. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

     Futures contracts and options are valued on the basis of market quotations, if available.

     Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.


     Because the investment securities of the International Value Portfolios, the Emerging Markets Value Portfolio, the Intermediate Duration Portfolio and the Short Duration Plus Portfolio may be traded on foreign markets that may be open when the New York Stock Exchange is closed, the value of the net assets of these Portfolios may be significantly affected on days when no net asset values are calculated. If the primary market in which a portfolio security is traded is not open for trading on a day which the Fund computes net asset value, then the security's valuation will be valued as of the last preceding trading date in its primary market, unless, under procedures established by the Board of Directors, it is determined that such price does not reflect the security's fair value. Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency.


     If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security may be valued as determined in good faith under procedures adopted by the Board of Directors of the Fund.

     Securities and other assets for which there is no readily available market value may be valued in good faith pursuant to procedures adopted by the Board of Directors of the Fund. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, under procedures adopted by the Board of Directors of the Fund, some other method would more accurately reflect the fair market value of such securities.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The International Value Portfolios and the Emerging Markets Value Portfolio generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolios might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolios engage in purchase or sale transactions with another mutual fund.

     Information about the brokerage commissions paid by the Portfolios, including to Bernstein LLC, which is an affiliated broker of the Fund, and its predecessor, is set forth in the following table:


                                                             Aggregate Brokerage Commissions      Brokerage Commissions
                         Portfolio                                        Paid                  Paid to Affiliated Broker
                                                                ------------------------        -------------------------

------------------------------------------------------------ -------------------------------- -------------------------------
U.S. Government Short Duration Portfolio
         Fiscal Year Ended September 30, 1999                                0                                0
         Fiscal Year ended September 30, 2000                                0                                0
         Fiscal Year Ended September 30, 2001                                0                                0
Short Duration Plus Portfolio
         Fiscal Year Ended September 30, 1999                                0                                0
         Fiscal Year ended September 30, 2000                                0                                0
         Fiscal Year Ended September 30, 2001                                0                                0
Short Duration New York Municipal Portfolio
         Fiscal Year Ended September 30, 1999                                0                                0
         Fiscal Year ended September 30, 2000                                0                                0
         Fiscal Year Ended September 30, 2001                                0                                0
Short Duration California Municipal Portfolio
         Fiscal Year Ended September 30, 1999                                0                                0
         Fiscal Year ended September 30, 2000                                0                                0
         Fiscal Year Ended September 30, 2001                                0                                0
Short Duration Diversified Municipal Portfolio
         Fiscal Year Ended September 30, 1999                                0                                0
         Fiscal Year Ended September 30, 2000                                0                                0
         Fiscal Year Ended September 30, 2001                                0                                0
Intermediate Duration Portfolio
         Fiscal Year Ended September 30, 1999                                0                                0
         Fiscal Year Ended September 30, 2000                                0                                0
         Fiscal Year Ended September 30, 2001                                0                                0
New York Municipal Portfolio
         Fiscal Year Ended September 30, 1999                                0                                0
         Fiscal Year Ended September 30, 2000                                0                                0
         Fiscal Year Ended September 30, 2001                                0                                0
California Municipal Portfolio
         Fiscal Year Ended September 30, 1999                                0                                0
         Fiscal Year Ended September 30, 2000                                0                                0
         Fiscal Year Ended September 30, 2001                                0                                0
Diversified Municipal Portfolio
         Fiscal Year Ended September 30, 1999                                0                                0
         Fiscal Year Ended September 30, 2000                                0                                0
         Fiscal Year Ended September 30, 2001                                0                                0
Tax Managed International Value Portfolio
         Fiscal Year Ended September 30, 1999                        7,864,502                           31,036



         Fiscal Year Ended September 30, 2000                        7,506,082                                0
         Fiscal Year Ended September 30, 2001                        4,949,841                              340
International Value Portfolio II*
         Fiscal Year Ended September 30, 1999                        1,561,250                                0
         Fiscal Year Ended September 30, 2000                        3,494,193                                0
         Fiscal Year Ended September 30, 2001                        2,926,636                              310
Emerging Markets Value Portfolio
         Fiscal Year Ended September 30, 1999                        1,793,774                           90,581
         Fiscal Year Ended September 30, 2000                        2,238,673                           39,561
         Fiscal Year Ended September 30, 2001                        1,421,317                           51,777

    *Commenced operations on April 30, 1999.


     The following table relates to brokerage commissions paid by the Portfolios to Bernstein LLC and its predecessor for the fiscal year ended September 30, 2001:


------------------------------------------------------------ -------------------------------- ---------------------------------
                                                                                              % of Aggregate Dollar Amount of
                                                               % of Portfolio's Aggregate        Transactions Involving the
                                                             Brokerage Commissions Paid to    Payment of Commissions Effected
                         Portfolio                                  Affiliated Broker            Through Affiliated Broker
------------------------------------------------------------ -------------------------------- ---------------------------------
U.S. Government Short Duration Portfolio                                     0                         0
Short Duration Plus Portfolio                                                0                         0
Short Duration New York Municipal Portfolio                                  0                         0
Short Duration California Municipal Portfolio                                0                         0
Short Duration Diversified Municipal Portfolio                               0                         0
Intermediate Duration Portfolio                                              0                         0
New York Municipal Portfolio                                                 0                         0
California Municipal Portfolio                                               0                         0
Diversified Municipal Portfolio                                              0                         0
Tax Managed International Value Portfolio                                  .01%                        0
International Value Portfolio II                                           .01%                        0
Emerging Markets Value Portfolio                                          3.64%                      .01%


Effecting Transactions for the Fixed-Income Portfolios

     The Manager's primary consideration in effecting a security transaction for the Fixed-Income Portfolios is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Manager may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services, which are deemed by the Manager to be beneficial to one or more of the Fixed-Income Portfolios or any other investment companies or other accounts managed by the Manager. From time to time, dealers with whom the Fund conducts principal transactions may provide the Manager with research at no cost.

Effecting Transactions for the Tax-Managed International Value Portfolio, the International Value Portfolio II and the Emerging Markets Value Portfolio

     In effecting a security transaction for the International Value Portfolios and the Emerging Markets Value Portfolio, the Manager seeks to obtain best execution at the most favorable prices through responsible broker-dealers; however, under certain conditions the Fund may pay higher brokerage commissions in return for brokerage and research services. The factors that the Manager may consider are: price, rate of commission, the broker's trading expertise, stature in the industry, execution ability, facilities, clearing capabilities and financial services offered, the value of the research provided, long-term relations with the Manager, reliability and financial responsibility, integrity, timing and size of order and execution, difficulty of execution, current market conditions, depth of the market, and the broker's ability and willingness to commit capital in over-the-counter transactions by taking positions in order to effect executions. While the Manager considers commissions, which are a component of price, in making broker selections the Manager does not obligate itself to seek the lowest commissions except to the extent that it contributes to the overall goal of obtaining the most favorable execution of the order. In accordance with Section 28(e) of the Securities Exchange Act of 1934, a higher commission may be determined reasonable in light of the value of the brokerage and research services provided.


     Brokerage and research services provided by brokers and dealers are of the type described in Section 28(e) of the Securities Exchange Act of 1934. These services may include pricing data, financial news, historical and current financial data, information regarding trading, proxy-voting information, statistical information and analyses and reports regarding issuers, industries, securities, economic factors and trends, with respect to a variety of financial instruments including equity and fixed-income securities and currencies from both a domestic and international perspective. Research services may be received in the form of written reports, computer terminals on which we receive databases and software, telephone contacts and personal meetings with security analysts, conferences and seminars and meetings arranged with corporate and industry representatives, economists, academicians and government representatives. Research services may be generated by the broker itself or by third parties, in which case the research would be provided to the Manager by or through the broker. Some of the third-party products or research services received by the Manager may have more than one function; such services may be used to make investment decisions for any or all investment management clients, and for other purposes. If this is the case, the Manager makes a good faith determination of the anticipated use of the product or service for its investment management clients and for other purposes, and allocates brokerage only with respect to the portion of the cost of such research that is attributable to use for its investment management clients. The Manager pays with its own funds the portion of the cost of such research attributable to use for its institutional brokerage clients and for non-research purposes.

     The research services described above are designed to augment the Manager's internal research and investment-strategy capabilities. As a practical matter, the Manager could not generate all of the information currently provided by broker-dealers and its expenses would be increased if it attempted to generate such information through its own efforts. The Manager pays for certain of the research services that it obtains from external sources but also allocates brokerage for research services which are available for cash; accordingly, the Manager may be relieved of expenses that it might otherwise bear.

     Annually, the Manager assesses the contribution of the brokerage and research services provided by broker-dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, members of the investment policy groups and the Trading Department each seek to evaluate the brokerage and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. Brokerage allocations are reviewed on an ongoing basis and reevaluated in light of services provided. The Manager does not commit a specific amount of business to any broker-dealer over any specific time period. Broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. However, since the total business is allocated to a broker-dealer on the basis of all the considerations described above, the actual brokerage received by a broker-dealer may be more or less than the suggested allocations. Virtually all of the brokerage is allocated to broker-dealers who provide research services. The Manager continuously monitors and evaluates the performance and execution capabilities of the brokers who transact orders to ensure consistently satisfactory service.


     Research services furnished by broker-dealers through whom the Fund effects securities transactions may be used by the Manager in servicing all of its accounts and not all such services may be used by the Manager in connection with the Fund. Similarly, research services furnished by broker-dealers who effect securities transactions for the Manager's other managed accounts may be used by the Manager to benefit the Fund.



                        PURCHASE AND REDEMPTION OF SHARES


     Shares of each Portfolio are sold at the net asset value next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus. The Fund may enter into arrangements with the broker-dealers, banks and other financial institutions permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders. The Emerging Markets Value Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 2% of the dollar amount invested in the Portfolio (including purchases made by exchanging shares of other Fund portfolios for shares of the Emerging Markets Value Portfolio) and a portfolio transaction fee on cash redemptions of 2% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Value Portfolio for shares of other Fund portfolios).


     The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

CODE OF ETHICS


     The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.


                                      TAXES


     The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio does not so qualify, it will be subject to federal income tax on net income and capital gains, if any, realized during any fiscal year and the net income and capital gains distributed to shareholders will be lower.

     The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital and foreign currency gains, determined, in general, as if a taxable year ends on October 31. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. The policy for the International Value Portfolios and the Emerging Markets Value Portfolio is to declare and pay investment income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.


     Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than 12 months. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.


     The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, or foreign currencies, and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").


     Currently, distributions of net investment income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.


     The Short Duration New York Municipal Portfolio and the New York Municipal Portfolio provide income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The Short Duration California Municipal Portfolio and the California Municipal Portfolio provide income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio provide income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains on transactions in options, futures contracts and options on futures contracts as well as gains on Municipal Securities are not tax-exempt. In addition, the Short Duration New York Municipal Portfolio, the New York Municipal Portfolio, the Short Duration California Municipal Portfolio, the California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio will comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio's total assets consists of Municipal Securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

     The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, other than certain foreign currency forward options and futures contracts (, as discussed below), generally is treated as long-term capital gain or loss taxable at lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market").


     Certain Section 1256 contracts undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

     The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.


     Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.


     The Fund, on behalf of the Government Short Duration Portfolio, the Short Duration Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal Portfolio and the Intermediate Duration Portfolio requested a private-letter ruling from the Internal Revenue Service (the "IRS") which provided, among other things, that (i) gains realized upon the sale or other disposition of options, futures contracts or options on futures contracts, on securities or on certain securities indexes, including gains which are recognized as the result of a Section 1256 contract being marked to market, are treated as gains from the sale or other disposition of securities for purposes of the 90% test; (ii) for purposes of the diversification requirements, (a) options, futures contracts and options on futures contracts on U.S. Government securities are treated as issued by the issuer of the securities and (b) options, futures contracts and options on futures contracts on a securities index, including a municipal bond index, will be treated as issued proportionately by the issuers of the securities underlying the securities index irrespective of whether the index is broadly based or narrowly based. While the Fund received the ruling requested as to item (i) above, there can be no assurance that the requested private-letter ruling as to item (ii) will be obtained. In the event that the Fund does not receive such private letter ruling, the Portfolios' ability to engage in transactions described in item (ii) may be limited.

     The Fund, on behalf of the Government Short Duration Portfolio, the Short Duration Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal Portfolio and the Intermediate Duration Portfolio, has also requested a private-letter ruling from the to the effect that certain securities, including GNMA Certificates and FNMA Certificates are treated as government securities for purposes of the diversification requirements under Section 851(b)(3) of the Code. The Fund received the requested ruling, except as to FHLMC Participation Certificates and securities of the Financing Corporation; there can be no assurance that the requested private-letter ruling will be obtained as to these securities. In the event that the Fund receives an adverse ruling, the Portfolios' investment in such securities may have to be limited because of the diversification requirements under Section 851(b)(3) of the Code.

     The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

     Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio of the Fund may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios' holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code
Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

     Provided the International Value Portfolios and the Emerging Markets Value Portfolio qualify as a regulated investment company and more than 50% of the value each such Portfolio's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, such Portfolios may elect for U. S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U. S. federal income tax deduction or as foreign tax credit against their U. S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Generally a foreign tax credit is more advantageous than a deduction. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

     Generally, a credit for foreign taxes may not exceed the amount of the shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is "passive income category," which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by Portfolios.

     The International Value Portfolios and the Emerging Markets Value Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of Corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund's taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of the stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

     Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 30% (subject to phased-in reductions) of dividend and capital-gains income from the accounts of certain shareholders unless such shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup witholding rules. A shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.


     A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from the Portfolio. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

     The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.


               CUSTODIAN, TRANSFER AGENT, INDEPENDENT AUDITORS AND
                              FINANCIAL STATEMENTS

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent auditors to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The Fund's September 30, 2001 audited financial statements included in its 2001 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) the Fund at 767 Fifth Avenue, New York, New York 10153,
(212) 756-4097.


PERFORMANCE


     Each of the Portfolios may, from time to time, advertise yield, average annual total return (before and after taxes) and aggregate total return.

     For the thirty-day period ending September 30, 2001, yields for the Fixed-Income Portfolios were as follows: U.S. Government Short Duration Portfolio 3.23%; Short Duration Plus Portfolio 4.04%; Intermediate Duration Portfolio 4.83%; New York Municipal Portfolio 2.96%; California

Municipal Portfolio 2.83%; Diversified Municipal Portfolio 3.17%; Short Duration California Municipal 2.32%; Short Duration Diversified Municipal Portfolio 2.53%; Short Duration New York Municipal Portfolio 2.33%.


     Yields are calculated based on a rolling 30-day average. Yield quotations are based on each Portfolio's income and expenses for a given month. Expenses are subtracted from the total interest and dividends for the month; the result is divided by the Portfolio's average daily market capitalization -- the product of the average daily number of shares outstanding and the net asset value of the last day of the month, to give the monthly yield, which is compounded over six months and then multiplied by two so as to compute the "bond-equivalent yield." The calculation may be expressed in the following formula:

                  Yield =  2 [( a-b + 1)(6) - 1]
                                ---
                                 cd
Where:

       a   =  total interest and dividends earned during the month;

       b   =  total expenses accrued during the month (net of reimbursements);

       c   =  the average daily number of shares  outstanding during the month that were entitled to receive dividends; and

       d   =  the maximum offering price per share on the last day of the month.

     The total of interest and dividends earned during the month is calculated by adding together the interest and dividends earned per day on each security held during the month (30 days). Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. For most debt securities, the interest earned per day is determined by first computing the security's yield to maturity on each day during the month. The yield to maturity is divided by 360, and multiplied by the market value (including accrued interest) of the security position each day. Each interest earned per day calculation is added to all of the other such applicable calculations during the month to determine the interest earned during the month. If a bond is callable, yield to the appropriate call date is substituted for yield to maturity if, in the opinion of the Manager, the bond is expected to be called. If a bond is putable, yield to the appropriate put date is substituted for yield to maturity if, in the opinion of the Manager, the put is expected to be exercised.

     For tax-exempt obligations that are selling below $100 and were not issued at original-issue discounts, the coupon rate is substituted for the yield to maturity in the calculation described in the paragraph above, and the par value of the bond is used in place of market value. For tax-exempt obligations that are selling below $100 and that were issued at original-issue discounts, if the yield to maturity, based upon the current market price, is higher than the yield to maturity at the time of issuance, the yield to maturity at the time of issuance is used in the interest-earned calculation. Otherwise, the yield to maturity based upon the current market price is used.

     For receivable-backed obligations (such as mortgage pass-throughs), which are expected to be subject to periodic payments of principal as well as interest, the interest earned is the income based on the coupon rate and outstanding principal balance. This income is adjusted by adding or subtracting the gain or loss attributable to actual monthly paydowns based upon the historic cost. For purposes of the yield calculation, the Portfolios do not amortize premium or discount on interest-bearing mortgage-backed securities.

     Expenses accrued include all expenses and all fees that are charged to all shareholder accounts. The maximum offering price reflects the subtraction of any undeclared earned income, which is the net investment income earned by the Portfolio that is reasonably expected to be declared as a dividend within a reasonable time from the end of the month.


     For the thirty-day period ending September 30, 2001, tax-equivalent yield for the New York Municipal Portfolio at September 30, 2001 was 4.78%, assuming an investor was subject to a combined federal, state and New York City tax rate of 45.95% and reflecting that 3.5% of the income was estimated to be subject to federal taxes and 0.2% to be subject to state and local taxes. Tax-equivalent yield for the California Municipal Portfolio at September 30, 2001 was 4.56%, assuming an investor was subject to a combined federal and state tax rate of 48.40% and reflecting that 2.46% of the income was estimated to be subject to federal taxes and 12% to be subject to state taxes. Tax-equivalent yield for the Diversified Municipal Portfolio at September 30, 2001 was 5.21%, assuming an investor was subject to a combined federal and state tax rate of 39.1% and reflecting that 0% of the income was estimated to be subject to federal taxes.

     Tax-equivalent yield for the Short Duration New York Municipal Portfolio at September 30, 2001 was 3.83%, assuming an investor was subject to a combined federal, state and New York City tax rate of 45.95% and reflecting that 0% of the income was estimated to be subject to federal taxes and 0% to be subject to state and local taxes. Tax-equivalent yield for the Short Duration California Municipal Portfolio at September 30, 2001 was 3.77%, assuming an investor was subject to a combined federal and state tax rate of 48.4% and reflecting that 0% of the income was estimated to be subject to federal taxes and 13.4% to be subject to state taxes. Tax-equivalent yield for the Short Duration Diversified Municipal Portfolio at September 30, 2001 was 4.15%, assuming an investor was subject to federal tax rate of 39.1% and reflecting that 0% of the income was estimated to be subject to federal taxes.

     Tax-equivalent yield for the Short Duration New York Municipal Portfolio and the New York Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and New York State and local taxation;
(ii) federal taxation only; (iii) New York State and local taxation only and
(iv) neither New York State and local nor federal income taxation; dividing each portion of the yield by 1 minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:


         Tax-equivalent Yield     =         a      +      c    +     e    +   g
                                          -----         -----      -----
                                           1-b           1-d        1-f

Where:

     a  = the portion of the yield which is exempt from federal and New York
          State and local income taxation;

     b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal, state and local income taxation;

     c  = the portion of the yield which is exempt from federal, but not New
          York State and local income taxation;

     d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

     e = the portion of the yield which is exempt from New York State and local, but not federal, income taxation;

     f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to New York State and local, but not federal, income taxation; and

     g  = the portion of the yield which is not exempt from federal, New York
          State or local income taxation.


     Tax-equivalent yield for the Short Duration California Municipal Portfolio and the California Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and California personal income taxation; (ii) federal taxation only; (iii) California personal income taxation only and (iv) neither California personal nor federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:


         Tax-equivalent Yield     =         a      +      c    +     e    +   g
                                          ---           ---        ---
                                           1-b           1-d        1-f
Where:

     a = the portion of the yield which is exempt from federal and California personal income taxation;

     b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal and California personal income taxation;

     c = the portion of the yield which is exempt from federal, but not California personal income taxation;

     d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

     e = the portion of the yield which is exempt from California personal, but not federal, income taxation;

     f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to California personal, but not federal, income taxation; and
     g = the portion of the yield which is not exempt from federal or California personal income taxation.


     Tax-equivalent yield for the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio is computed by first determining the fraction of the yield calculated as set forth above for the respective Portfolio
(i) that is exempt from federal taxation and (ii) that is not exempt from federal taxation, then dividing that portion of the yield which is exempt from federal taxation by one minus the highest marginal federal individual income taxation and adding the quotient to that portion, if any, of the yield which is not exempt from federal income taxation, as expressed in the following formula:


         Tax-equivalent Yield     =         h      +      j
                                          -----
                                           1-I

Where:

     h  = the portion of the yield which is exempt from federal taxes;

     i = the highest marginal tax rate imposed on individual income subject to federal income taxation; and

     j = the portion of the yield which is not exempt from federal income taxation.


     Tax-equivalent yield for the Government Short Duration Portfolio is computed by first determining the portion of the yield that is (i) exempt from state and local, but not federal, income taxation and (ii) not exempt from state and local or federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:


         Tax-equivalent Yield     =   a     +        c
                                    -----
                                     1-b
Where:

     a = the portion of the yield which is exempt from state and local, but not federal, income taxation;

     b = the highest marginal income tax imposed on an individual's unearned ordinary income subject to state and local, but not federal, income taxation; and

     c = the portion of the yield which is not exempt from federal or state and local income taxation.


     The average annual total returns, before and after taxes, for (1) the Portfolios from their inception until September 30, 2001; (2) the Portfolios for the one year period ended September 30, 2001; and (3) the Tax-Managed International Value Portfolio and the Fixed-Income Portfolios for the five year period ended September 30, 2001; and (4) the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) for the ten year period ended September 30, 2001, were as follows:



                                      Average Annual
                                    Total Return Since     One Year Total      Five Year Total     Ten Year Total
          Portfolio                      Inception             Return               Return             Return
                                         ---------         ---------------     ----------------    --------------

Government Short Duration
   Returns Before Taxes                     6.45%                 9.62%               6.02%             5.68%
   Returns After Taxes on
   Distributions*                            n/a                  7.64                3.98              3.54
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                         n/a                  5.80                3.80              3.50

Short Duration Plus
   Returns Before Taxes                     6.73                  9.40                6.16              5.98
   Returns After Taxes on
   Distributions*                            n/a                  7.08                3.83              3.63
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                         n/a                  5.65                3.75              3.64

New York Municipal
   Returns Before Taxes                     6.15                  7.99                5.31              5.68
   Returns After Taxes on
   Distributions*                            n/a                  7.97                5.26              5.55
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                         n/a                  6.54                5.12              5.45

California Municipal
   Returns Before Taxes                     5.96                  7.33                5.28              5.61
   Returns After Taxes on
   Distributions*                            n/a                  7.28                5.22              5.53
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                         n/a                  6.07                5.05              5.37

Diversified Municipal
   Returns Before Taxes                     6.13                  8.63                5.44              5.71
   Returns After Taxes on
   Distributions*                            n/a                  8.61                5.39              5.59
   Returns After Taxes on
   Distributions and Sales
   of Portfolio Shares*                      n/a                  6.99                5.21              5.46

Intermediate Duration
   Returns Before Taxes                     7.92                  9.80                6.64              7.12
   Returns After Taxes on
   Distributions*                            n/a                  7.44                3.93              4.34
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                         n/a                  5.90                3.95              4.37

Tax-Managed
International Value

                                    Average Annual
                                  Total Return Since     One Year Total      Five Year Total     Ten Year Total
          Portfolio                    Inception             Return               Return             Return
                                       ---------         ---------------     ----------------    --------------
   Returns Before Taxes                     7.52%               (17.49)%              4.13%              n/a
   Returns After Taxes on
   Distributions*                           5.96                (19.13)               1.98               n/a
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                        5.76                 (8.68)               2.79               n/a

International Value II
   Returns Before Taxes                    (5.01)               (16.95)                n/a               n/a
   Returns After Taxes on
   Distributions*                          (7.51)               (21.85)                n/a               n/a
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                       (4.72)                (9.19)                n/a               n/a

Short Duration California
Municipal
   Returns Before Taxes                     4.12                  5.13                3.95               n/a
   Returns After Taxes on
   Distributions*                           4.03                  5.08                3.87               n/a
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                        3.99                  4.54                3.83               n/a

Short Duration Diversified
Municipal
   Returns Before Taxes                     4.29                  5.98                4.17               n/a
   Returns After Taxes on
   Distributions*                           4.22                  5.95                4.10               n/a
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                        4.17                  5.12                4.04               n/a

Short Duration New York
Municipal
   Returns Before Taxes                     4.06                  5.55                3.93               n/a
   Returns After Taxes on
   Distributions*                           4.00                  5.52                3.87               n/a
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                        3.99                  4.78                3.86               n/a

Emerging Markets Value
Portfolio
   Returns Before Taxes                    (7.06)               (27.37)              (9.72)              n/a
   Returns After Taxes on
   Distributions*                          (7.30)               (27.66)             (10.00)              n/a
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                       (5.34)               (16.16)              (7.33)              n/a



          * After-tax returns are an estimate, based on the highest individual marginal federal income tax rates in effect. Actual tax-returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The average annual total return, before taxes, for each Portfolio is calculated by finding the average annual percentage rate of return that would, compounded and multiplied by the initial amount invested (less any applicable sales load), result in the ending redeemable value, as expressed in the following formula:


         Average Annual Total Return     =         ERV         1/n   -    1
                                                   ---
                                                    P
Where:

          P = a hypothetical initial investment of $1,000 on beginning date less any charges deducted from the amount invested;

        ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and deduction of all nonrecurring charges deducted at the end of the period; and

          n  =  number of years (1, 5, 10 or the life of the Fund).

         The above calculations reflect all fees and expenses charged to the Portfolios.


         The average annual total return, after taxes, for each Portfolio is calculated by finding the average annual return percentage rates of return that would, compounded and multiplied by the initial amount invested, result in ending value, according to the following formulas:

                 ATVD  =    P (1 + T)(n)
                ATVDR  =    P (1 + T)(n)

Where:
                   P   =   a hypothetical initial payment of $1,000
                   T   =   average annual total return (after taxes on
                           distributions or after taxes on distributions and
                           sales of portfolio shares)
                   n   =   number of years
                ATV(D) =   ending value of a hypothetical $1,000 payment made
                           at the beginning of the periods indicated at the end
                           of such periods after taxes on fund distributions but
                           not after taxes on redemption.
               ATVD(R) =   ending value of a hypothetical $1,000 payment made
                           at the beginning of the periods indicated at the end of such periods, after taxes on fund distributions and redemption.

     The Portfolios may advertise aggregate total return, also called unannualized total return, in addition to average annual total return. The aggregate total return of each Portfolio from its inception until September 30, 2001 was as follows:

                                         Unannualized
                                         Total Return
      Portfolio                         Since Inception
-----------------------------------     ---------------

U.S. Government Short Duration               121.83
Short Duration Plus                          130.36
New York Municipal                           113.72
California Municipal                          90.79
Diversified Municipal                        113.26
Intermediate Duration                        163.44
Tax-Managed International Value               96.10
International Value II                       (11.71)
Short Duration
California Municipal                          32.64
Short Duration
Diversified Municipal                         34.21
Short Duration
New York Municipal                            32.14
Emerging Markets Value                       (23.57)


     The aggregate total return for each Portfolio is calculated by dividing the ending value of an investment by the beginning value of this investment, as expressed in the following formula:

         Aggregate Total Return     =           ERV - P
                                                -------
                                                     P
Where:

          P = a hypothetical initial investment of $1,000 on beginning date, less any charges deducted from the amount invested; and

       ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and the deduction of all non-recurring charges deducted at the end of the period.

     From time to time, in reports and promotional literature, the Portfolios' total return or other performance data may be compared to one or more relevant market indexes, including but not limited to (1) Lehman Brothers Aggregate Bond Index; (2) Lehman Brothers Government Corporate Bond Index; (3) Merrill Lynch 1-3 Year Treasury Index; (4) Lehman Brothers One Year Municipal Index; (5) Lehman Brothers 5 year General Obligation Municipal Bond Index; (6) Lehman Brothers 1-10 year Municipal Bond Index Blend; (7) the Standard & Poor's 500 Stock Index so that shareholders may compare the Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (8) with other groups of mutual funds tracked by (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) by other financial business publications, including, but not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (9) Morgan Stanley Capital International ("MSCI") Indices, including the EAFE index, the EAFE GDP 50%-Hedged Index, the MSCI Emerging Markets

Global Index and the MSCI Emerging Markets Free Index, which are widely recognized indexes in international market performance; (10) the International Finance Corporation (an affiliate of the World Bank established to encourage economic development in less developed countries), World Bank, Organization for Economic Co-Operation and Development and International Monetary Fund as a source of economic statistics; and (11) the International Finance Corporation Global Index ("IFCG Index") and International Finance Corporation Investable Index ("IFCI Index"), which are widely recognized indexes of emerging markets performance.


DESCRIPTION OF SHARES

     The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the net asset value of a shareholder's account is less than $1,000.


     Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


     Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.


     To the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of the Fund's shares as of January 22, 2002.

     The Zmira Sabbah Revocable Trust of Greensboro, North Carolina owned 5.96% of the Short Duration Diversified Municipal Portfolio and the New Mexico State Investment Council of Santa Fe, New Mexico owned 19.88% of the Emerging Markets Value Portfolio.

                                    APPENDIX

Description of Corporate and Municipal Bond Ratings

     The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch IBCA, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(1)

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

--------------------
(1)  Reprinted from Standard & Poor's Bond Guide

Fitch(2)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD represents highest potential for recovery and

D the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

--------------------
(2)  As provided by Fitch IBCA, Inc.

Moody's(3)

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

--------------------
(3)  Reprinted from Moody's Bond Record and Short Term Market Record

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

     The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(4)

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

--------------------
(4)  Reprinted from Standard & Poor's Bond Guide

Fitch(5)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's(6)

     Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established  industries.
     o    High rates of return on funds employed.
     o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     o Well-established access to a range of financial markets and assured sources of alternate liquidity.


--------------------
(5)  As provided by Fitch IBCA, Inc.
(6)  Reprinted from Moody's Bond Record and Short Term Market Record

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

     The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(7)

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

--------------------
(7)  Reprinted from Standard & Poor's Bond Guide

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(8)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D  Default, actual or imminent payment default.


--------------------
(8)  As provided by Fitch IBCA, Inc.

[GRAPHIC](R)
                                                    NEW YORK MUNICIPAL PORTFOLIO
                                                  CALIFORNIA MUNICIPAL PORTFOLIO
                                                 DIVERSIFIED MUNICIPAL PORTFOLIO

----------------------------------------------------------------


c/o Alliance Global Investor Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

----------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
February 1, 2002
----------------------------------------------------------------

     This Statement of Additional Information ("SAI") relates to (i) the Alliance Intermediate New York Municipal Class A shares, Alliance Intermediate New York Municipal Class B shares and Alliance Intermediate New York Municipal Class C shares of the New York Municipal Portfolio, (ii) the Alliance Intermediate California Municipal Class A shares, Alliance Intermediate California Municipal Class B shares and Alliance Intermediate California Municipal Class C shares of the California Municipal Portfolio and (iii) the Alliance Intermediate Diversified Municipal Class A shares, Alliance Intermediate Diversified Municipal Class B shares and Alliance Intermediate Diversified Municipal Class C shares of the Diversified Municipal Portfolio (together with the California Municipal Portfolio and the New York Municipal Portfolio, the "Portfolios") of the Sanford C. Bernstein Fund, Inc. (the "Fund"). This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated February 1, 2002 for the Portfolios (the "Prospectus"). Copies of such Prospectus may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

TABLE OF CONTENTS

                                                                         Page

Fund History...............................................................2
Investment Policies and Restrictions..................................... .2
Investment Restrictions ..................................................51
Investments...............................................................54
Management of the Fund....................................................81
Expenses of the Fund......................................................84
Purchase of Shares........................................................86
Redemption and Repurchase of Shares......................................104
Shareholder Services.....................................................109
Net Asset Value..........................................................115
Dividends, Distributions and Taxes.......................................116
Brokerage and Portfolio Transactions.....................................122
General Information......................................................123
Report of Independent Auditors and Financial
  Statements.............................................................133
Appendix A: Description of the Corporate and
  Municipal Bond Ratings.................................................A-1


--------------------------
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

----------------------------------------------------------------------------
FUND HISTORY
----------------------------------------------------------------------------

     The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end investment management company.


     The New York Municipal Portfolio commenced offering the New York Municipal Class shares on January 9, 1989, the California Municipal Portfolio commenced offering the California Municipal Class shares on August 6, 1990, and the Diversified Municipal Portfolio commenced offering the Diversified Municipal Class shares on January 9, 1989, pursuant to a separate Prospectus. The Board of Directors of the Fund authorized the commencement of offering Alliance Intermediate New York Class A shares, Alliance Intermediate New York Class B shares, Alliance Intermediate New York Class C shares of the New York Municipal Portfolio, Alliance Intermediate California Class A shares, Alliance Intermediate California Class B shares, Alliance Intermediate California Class C shares of the California Municipal Portfolio, Alliance Intermediate Diversified Class A shares, Alliance Intermediate Diversified Class B shares and Alliance Intermediate Diversified Class C shares of the Diversified Municipal Portfolio in November 2001 to be effective in February 2002.



------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS
------------------------------------------------------------------------------

     The New York Municipal Portfolio and the California Municipal Portfolio are non-diversified. The Diversified Municipal Portfolio is diversified. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Portfolios' Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs.

All Portfolios
--------------


     Each Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities.


     None of the Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch IBCA, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by Alliance Capital Management L.P. ("Alliance" or the "Manager") to be of comparable quality. In addition, none of the Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal.

     In addition to these policies, which govern all Portfolios, individual Portfolios have individual policies, discussed hereafter, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

     The maturity composition of each of the Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

     Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.


     As a fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in Municipal Securities. For purposes of this policy, net assets include any borrowings for investment purposes. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.


     In addition to Municipal Securities, each Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.


Alternative Minimum Tax
-----------------------

     Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

     Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

New York Municipal Portfolio:
----------------------------

     The New York Municipal Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, will invest at least 80% of its net assets, at the time of investment, in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and New York personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.


     The New York Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

     Because the New York Municipal Portfolio invests primarily in New York Municipal Securities, the Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

     The New York Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, the Portfolio may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

California Municipal Portfolio:
------------------------------


     The California Municipal Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax ("California Municipal Securities"). The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.


     The California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the California Municipal Portfolio as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the California Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.


     Because the California Municipal Portfolio invests primarily in California Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the

State of California and the financial condition of the State and its agencies and municipalities.

     The California Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State
(The New York Municipal Portfolio and the California Municipal Portfolio)


     The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "All Portfolios". See also the Appendix: Description of Corporate and Municipal Bond Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

     The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from official statements made available in October and November 2001 with respect New York and December 2001 with respect to California in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK

     The following is based on information obtained from the Annual Information Statement of the State of New York, dated October 2, 2001, and the Annual Information Statement Update, dated November 8, 2001.

Debt Reform Act of 2000

     The Debt Reform Act of 2000 ("Debt Reform Act") implements statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts); (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

     The cap on new State-supported debt outstanding begins at 0.75 percent of personal income in 2000-01 and is gradually increased until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs begins at 0.75 percent of total governmental funds receipts and is gradually increased until it is fully phased in at 5 percent in 2013-14. State-supported bond issuance's during the 2000-01 borrowing plan are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

     The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation

     In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

U.S. Economy. National economic growth slowed significantly during the second half of 2000 and first half of 2001. Real U.S. Gross Domestic Product (GDP) declined by 0.4 percent during the third quarter of 2001, following growth of
0.3 percent in the second quarter. The DOB is now forecasting a recession stretching into the beginning of calendar year 2002.

     The events of September 11, 2001 have exacerbated the national economic slowdown. Since the attack, the airline industry has lost substantial revenues, retail sales have plunged, and tourist activity remains significantly below the pre-September 11 level. However, the Federal Reserve, the President, and Congress appear to be moving aggressively to impart both monetary and fiscal stimulus. Given DOB's assumptions concerning the magnitude and the effectiveness of the stimulus, the current DOB forecast projects that the U.S. economy, as measured by real U.S. GDP, will grow l.0 percent for 2001 and 0.9 percent for 2002.

     Private sector profits have declined significantly this year and are expected to fall further, resulting in additional rounds of employee layoffs. The unemployment rate is expected to rise from 4.7 percent for 2001 to 6.2 percent for 2002. U.S. personal income is expected to grow 5.0 percent for 2001 and 4.0 percent for 2002, following much higher growth of 7.0 percent for 2000. The reduction in household wealth, combined with rising unemployment and slower income growth, is expected to cause consumers to dramatically curtail spending.

     There are significant risks to the current forecast. If either monetary or fiscal policy is less effective than expected, the recession could be both longer and deeper than predicted. Weaker corporate profits than projected could, in turn, produce even more employee layoffs and less capital investment than anticipated. Similarly, if the stock market fails to rebound when expected in calendar 2002, the resulting additional loss of household wealth, coupled with employee layoffs, could further reduce wage, personal income, and consumption growth. World economic growth could be substantially worse than expected.

     However, if monetary and fiscal policies are more effective than projected, or if the stock market rebounds earlier than expected, economic growth could rise above the forecast. Finally, the current outlook is predicated upon the assumption that no additional major disruption will occur again within the forecasting period. However, with the nation at war abroad and on high alert domestically, the risk of an adverse shock to the U.S. economy is extremely high.

New York Economy. DOB estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September 11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to grow a modest 0.4 percent for 2001 and decline 1.2 percent for 2002.

     DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. This decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth of 2.8 percent for 2001, followed by growth of 1.3 percent for 2002.

     The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and small bonus payments than expected would result in a weaker State economy.

Recent Events Related to New York City Terrorist Attack

     DOB expects the terrorist attacks of September 11 will depress, at least temporarily, the expected growth in State tax receipts. DOB continues to project that the loss of State tax receipts will be in the range of $1 billion to $3 billion in the current fiscal year (which ends on March 31, 2002) and in the range of $2 billion to $6 billion in the next fiscal year as a result of disruptions to business activity and tax payment processes. For purposes of preparing the Mid-Year Update, DOB has assumed a projected revenue loss in the current fiscal year at $1.63 billion, which is offset in part by legislative actions in October that provided $114 million in additional revenues and $20 million in expenditure savings. The Governor has outlined a plan to reduce projected State spending by at least $3 billion in the next eighteen months by imposing a strict hiring freeze, offering incentives for early retirement, refinancing certain State debt obligations, and cutting non-essential State expenditures. However, the Financial Plan described below does not yet reflect any savings anticipated in the current year from these actions. Accordingly, the Mid-Year Update assumes that the State will draw upon $1.50 billion of existing General Fund reserves to cover the projected current-year shortfall in revenues. As such reserves are used, the General Fund closing balance will decrease and such reserves will be unavailable to guard against financial plan risks in future fiscal years.

     The lower revenue projections are based on a revised economic forecast that projects (a) dramatic losses in income earned by financial sector employees, (b) the relocation and loss of over 100,000 high-paying jobs out of New York, (c) significant advertising losses for media companies based in New York City, (d) a prolonged loss of up to half of tourist dollars spent in the City, and (e) a national economy in recession. Prior to the World Trade Center disaster, DOB projected total General Fund tax receipts of almost $39 billion in fiscal year 2001-02. If receipts were to fall by $3 billion in fiscal year 2001-02 and $6 billion in fiscal year 2002-03 as a consequence of the World Trade Center attacks (the upper limit of the current estimate), it would represent a decline in tax revenues of 7.4 percent and 15 percent, respectively, compared to the pre-September 11th forecast.

     The State and City are requesting federal aid to help respond to the World Trade Center disaster, including: $12 billion in aid to compensate for the projected loss of City and State tax revenues that is expected to result from the attacks; $34 billion (less insurance) in direct assistance for disaster recovery, debris removal, infrastructure rebuilding, and related activities at the World Trade Center site; and $8 billion to stimulate the State economy and provide essential services in the wake of the attacks. Assistance in the latter category would include grants and tax incentives to build in lower Manhattan and retain employees in the State; federal aid for costs of health coverage, unemployment insurance, and workers' compensation; and funding for various State transportation projects. On November 2, 2001, the federal government made available $700 million in community development block grant funds to assist New York City businesses affected by the disaster and to stimulate economic activity.

     On October 24, 2001, the State enacted legislation that is intended to bolster the State's economy, create jobs, maintain essential services, and help begin to meet the fiscal challenges resulting from the terrorist attacks.

     The State plans to take the actions necessary to maintain budget balance during the 2001-02 fiscal year. The State Constitution requires the Governor to submit a balanced budget and cash-basis Financial Plan for 2002-03 with the Executive Budget. The State does not believe the terrorist attacks or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.

2001-02 Fiscal Year Financial Plan

     In fiscal year 2001-02, General Fund receipts, including transfers from other funds, are expected to total $43.61 billion, an increase of $3.73 billion over 2000-01 results. DOB has substantially revised its economic forecast for the 2001-02 fiscal year, and is calling for national and State economic growth to fall below the estimates contained in the Executive Budget Financial Plan released in February 2001 (the "February Financial Plan").

     Total General Fund receipts in the 2001-02 Financial Plan are projected to total $43.61 billion, an increase of $951 million over the February Financial Plan estimates. However, after adjusting for the movement of additional receipts from the 2000-01 surplus that were made available in the 2001-02 fiscal year through the tax refund reserve transaction, total projected receipts in the 2001-02 Financial Plan are $263 million below the February Financial Plan estimates.

     General fund disbursements, including transfers to other funds, are projected to total $41.99 billion in fiscal year 2001-02, an increase of $2.29 billion over 2000-01. Projected disbursements in the 2001-02 Financial Plan exceed the February Financial Plan estimates by $650 million, with the net growth in spending comprised of the following: $785 million in higher costs from the failure to achieve cost-saving measures proposed in the Executive Budget; $291 million for costs incurred in 2000-01 but payable in 2001-02, and $159 million in new costs based upon spending results to date. These spending increases are offset in part by $585 million in savings from the Legislature's elimination of proposed General Fund support for various programs and new initiatives proposed by the Governor.

     The Legislature failed to take final action on the 2001-02 Executive Budget by April 1, but did enact appropriations for State-supported, contingent, contractual, and certain other debt service obligations for the entire 2001-02 fiscal year on March 29, 2001. The State Legislature also passed legislation that extended certain revenue-raising authority and made interim appropriations for State personal service costs, various grants to local governments, and certain other items through August 2, 2001. In prior years, the State Legislature enacted similar interim appropriations to permit operations to continue until the Legislature took final action on the Executive Budget.

Mid-Year Update (2001-02). On November 8, 2001, the State issued an update to the 2001-02 Financial Plan (the "Mid-Year Plan"). In the Mid-Year Plan, the State continues to project that the Financial Plan for 2001-02 will remain in balance for the duration of the fiscal year after the use of $1.50 billion in existing General Fund reserves.

     The Mid-Year Plan projects General Fund receipts and transfers from other funds will total $42.09 billion in 2001-02. The net decrease of $1.52 billion from the Financial Plan issued in September (the "September Plan") is comprised of a $1.63 billion downward revision in estimated receipts primarily related to the World Trade Center attacks, offset in part by $114 million in additional revenues from legislative action in October related to the gas import tax.

     Personal income tax ("PIT") receipts are now projected to total $27.10 billion in 2001-02, a decline of $1.09 billion from the September Plan. The revised PIT projection reflects the anticipated adverse economic impact of the World Trade Center disaster, including significant reductions in wages, employment, financial sector bonuses, and capital gains income. DOB is forecasting a significant decline in both withholding taxes (down $941 million) and estimated payments (down $120 million) compared to the September Plan estimate. DOB projects financial sector bonuses to decline by 50 percent, and taxable capital gains realizations by 35 percent, from calendar year 2000. The current forecast projects actual year-over-year decreases in New York State adjusted grow income and personal income tax liability for both the 2001 and 2002 years.

     The World Trade Center attacks are also expected to reduce user tax and fee collections in 2001-02. The Mid-Year Plan projects these tax receipts to total $7.04 billion in the current year, a decline of $52 million from the September Plan. Projected sales tax collections have been lowered by $56 million, reflecting the decline in consumer confidence, lower tourism spending, and the anticipated decline in personal income and employment. Modest upward revisions in cigarette and alcoholic beverage taxes partially offset the projected decline in the sales tax.

     DOB has also lowered its projection for business tax collections by $329 million from the September Plan projection of $3.98 billion due to several factors, including the adverse impact of the World Trade Center disaster on financial services firms, declining corporate profits, and banking losses. Compared to the September Plan, the Mid-Year Plan forecasts declines in collections for significant components of the business taxes, including the corporation franchise tax ($215 million), bank franchise taxes ($89 million), and corporation and utilities taxes ($50 million). Receipts in the latter category include an upward adjustment of $114 million to reflect the impact of recent legislation that corrected constitutional flaws related to the gas import tax.

     General Fund disbursements and transfers to other funds are now projected to total $41.97 billion in 2001-02, a decrease of $20 million from the September Plan. The decrease reflects General Fund savings of $188 million from the use of TANF resources for welfare and child welfare costs, offset in part by funding for not-for-profit organizations ($100 million) and a new economic stimulus program ($68 million). The $100 million will be transferred from the General Fund to the Miscellaneous Special Revenue Fund and be disbursed to various not-for-profit groups that provide critical human services or emergency relief services. The economic stimulus package includes funding for economic development programs, such as grants and loans to businesses to support job creation, high-tech/biotech initiatives, and tourism promotion through the "I Love New York" marketing campaign.

     The General Fund ended the first six months of fiscal year 2001-02 with a cash balance of $5.55 billion, $489 million below the estimate in the September Plan (as adjusted for fund reclassifications). General Fund receipts and transfers from other funds totaled $23.56 billion through September. Receipts and transfers were $502 million below the cashflow projections in the September Plan, due in part to the economic impact of the World Trade Center attacks and an extension of the filing deadline for making estimated tax payments from September 15 to December 15.

     General Fund disbursements and transfers to other funds totaled $19.11 billion through September, a decrease of $13 million from the September Plan. The variance is attributable to the timing of payments and is not expected to alter year-end results.

2000-2001 Fiscal Year

     The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (the "TSRF") (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (the "CRF"), $292 million in the Community Projects Fund (the "CPF"), and $29 million in the Universal Pre-Kindergarten Fund.

     In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

     The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

     General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

1999-2000 Fiscal Year

     The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

     The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

     The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

     General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-1999 Fiscal Year

     The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

     The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the TSRF, the CRF and the CPF. The TSRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

     The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000.

     General Fund receipts and transfers from other funds for the 1998-99 fiscal year totaled $36.74 billion, an increase of 6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels.

State Financial Practices: GAAP Basis

2000-01 Fiscal Year

     Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

     The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

     General Fund revenues increased $682 million (1.8 percent) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Business, consumption and use and other taxes and miscellaneous revenues fell from the prior fiscal year. Personal income taxes grew $1.89 billion, an increase of nearly 8.4 percent. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or 4.0 percent, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7 percent.

     General Fund expenditures increased $2.30 billion (6.3 percent) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1 percent) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6 percent) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. Net other financing sources in the General Fund decreased $369 million (60.5 percent).

     An operating surplus of $1.25 billion was reported for the Special Revenue Funds for the 2000-01 fiscal year which increased the accumulated fund balance in this fund type to $3.39 billion. Revenues increased $4.54 billion over the prior fiscal year (13.5 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $3.63 billion (12.6 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $324 million (8.1 percent).

     Debt Service Funds ended the 2000-01 fiscal year with an operating deficit of $20 million and, as a result, the accumulated fund balance in this fund type decreased to $2.04 billion. Revenues rose $143 million (4.9 percent) primarily because of increases in dedicated taxes while debt service expenditures increased $366 million (11.1 percent). Net other financing sources increased $174 million (40.8 percent) due primarily to increases in transfers from the General Fund.

     An operating surplus of $109 million was reported in the Capital Projects Funds for the State's 2000-01 fiscal year and, as a result, the accumulated fund balance deficit decreased to $20 million. Revenues increased $226 million (8.7 percent) primarily because the allocation of motor fuel taxes and motor vehicle fees was increased $131 million and federal grant revenues increased $90 million for transportation projects. Expenditures increased $212 million (5.5 percent) primarily because of increases in spending for grants to local governments - education and health and environment programs and capital construction spending for transportation projects. Net other financing sources decreased by $4 million (0.3 percent).

1999-2000 Fiscal Year

     The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.93 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

     Revenues increased $2.30 billion (6.4 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $1.98 billion, an increase of
9.7 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $303 million, a 14.1 percent increase, due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries. Business taxes decreased nearly $301 million, or 6.2 percent.

     Expenditures increased $1.39 billion (3.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $739 million (6.1 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $215 million (33.5 percent). Net other financing sources increased $192 million (45.9 percent).

     An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.14 billion. Revenues increased $4.46 billion over the prior fiscal year (15.3 percent). Expenditures increased $1.49 billion (5.4 percent). Net other financing uses increased $174 million (4.5 percent).

     Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4 percent). Debt Service expenditures increased $429 million (15.0 percent). Net other financing sources increased $113 million (36.1 percent).

     An operating surplus of $99 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129 million. Revenues increased $93 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

1998-99 Fiscal Year

     The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The 1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.

     Revenues increased $1.969 billion (5.7 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personnel income taxes grew $1.733 billion, an increase of nearly 9.3 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8 percent, due to increased consumer confidence. Other taxes increased $73 million, or 6.9 percent. Miscellaneous revenues increased $145 million, a 5.6 percent increase, primarily because of an increase in reimbursement from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9 percent, because of prior year refunds and carry forwards which were applied against the current year (1998 liabilities).

     Expenditures increased $1.826 billion (5.5 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1 percent) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5 percent) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements.

     Net other financing sources decreased $626 million (159.3 percent) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for Roswell Park Cancer Institute.

     An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0 percent) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3 percent) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (.10 percent).

     Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3 percent) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0 percent). Net other financing sources increased $253 million (227.4 percent) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.

     An operating surplus of $154 million was reported in the Capital Projects Funds for the State's 1998-99 fiscal year and, as a result, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million (10.6 percent) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5 percent) primarily because of increased capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.

Economic Overview

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

     Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

     Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

     New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

     Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

     The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the services sector.

     In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and in 2000, the rates were essentially the same. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

     Continued growth is projected for the State's economy for 2001 in employment, wages, and personal income, although growth will moderate significantly from the rates achieved in 2000. Overall employment is expected to grow at a much more modest rate than in 2000, reflecting the slowdown in the national economy. New York personal income is estimated to have grown by 7.5 percent in 2000, fueled in part by a large increase in finance sector bonus payments and strong growth in total employment. State personal income is projected to grow 3.3 percent in 2001. The slowdown in growth is attributable primarily to slower national employment growth and weakness in income payments, particularly bonuses in the financial sector.

     The most significant risks to the State economic forecast revolve around the impact of the World Trade Center disaster, which occurred during the State's first economic slowdown since the recession of the early 1990s. The disaster could trigger weaker financial market activity than currently projected, resulting in lower bonus payments and, therefore, lower wages and personal income than indicated by the DOB forecast. Moreover, weaker stock market performance than projected could produce a lower level of capital gains realizations and, hence, reduced taxable personal income. Additional, weaker State employment growth than currently projected and job relocations associated with the World Trade

Center destruction could produce lower wage and personal income levels.

State Authorities

     The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2000, there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $98 billion, only a portion of which constitutes State-supported or State-related debt.

     Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2001-2002 fiscal year.

     In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

     The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2000-2001 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

     Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some

Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

     The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and several business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 2000-2001 enacted budget State assistance to the MTA is estimated at approximately $1.35 billion, and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

     State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as Second Avenue Subway project and the East Side Access project.

     The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

     The 2000-04 Capital Plan assumed $1.6 billion in State support under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

     There can be no assurance that all necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Transportation Infrastructure Bond Act not materialize, the City and the State could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

     The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

     The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. In addition, in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

OSDC and Control Board Reports

     The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in the City fiscal years 1996-97 through 2000-01. For its 1999-2000 fiscal year, which ended

June 30, 2000, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. On March 22, 2001, the staff of the Control Board issued a report indicating that the City was likely to end fiscal year 2001 with a possible surplus of $99 million. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. In addition, the size of recent tax reductions has increased to over $2.6 billion in City fiscal year 2000-01 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. These reductions are expected to be worth $3.0 billion by City fiscal year 2004-05. The Mayor has proposed additional tax reductions that would raise the total worth of recent tax cuts to $4.3 billion by City fiscal year 2004-05. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

     The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $750 million of short-term obligations in fiscal years 2000 and 2001 to finance the City's projected cash flow needs for those fiscal years. The City issued $500 million of short-term obligations in fiscal year 1999. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City funded commitments are projected to reach $7.1 billion in 2001 and City funded expenditures are forecast at $4.5 billion in the 2001 fiscal year.

     In connection with the Financial Plan, the City has outlined a gap-closing program for the fiscal years 2003 through 2005 to eliminate the $2.4 billion, $2.5 billion and $2.3 billion projected budget gaps for each such fiscal year. This program, which is not specified in detail, assumes for the 2003 through 2005 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $1.3 billion, $1.4 billion and $1.2 billion; additional State actions of $550 million; additional Federal actions of $450 million; and the availability of $100 million of the General Reserve.

     Although the City has maintained balanced budgets in each of its last 20 fiscal years and is projected to achieve balanced operating results for the 2001 and 2002 fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. On December 4, 2001, the City submitted a modification to its current Financial Plan to accommodate revisions to forecasted revenues and expenditures as a result of the events of September
11. The modification shows a balanced budget in the 2002 fiscal year, despite an anticipated revenue loss of $1.1 billion due to the slowing economy and the terrorist attacks, but the outlook for fiscal years 2003 through 2005 is far more serious and will require more detailed gap-closing programs than previously outlined.

Other Localities

     Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter.

     The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-2001 totaled $200.4 million. In 2000-01, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

     While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness

     Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

     The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2001-02 fiscal year or thereafter.


     Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 State Financial Plan. The State believes that the proposed 2001-02 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2001-02 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2001-02 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 State Financial Plan.

CALIFORNIA

     The following is based on information obtained from an Official Statement, dated December 1, 2001, relating to $111,325,000 State of California Veterans General Obligation Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes

     Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

Article XIII B.

     On November 6, 1979, the State's voters approved Proposition 4, which added
Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

     Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

     The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

     As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

State Indebtedness

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of September 1, 2001, the State had outstanding $23,215,938,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $10,937,499,000 of long-term general obligation bonds. This latter figure consists of $4,144,034,000 of authorized commercial paper notes (of which $763,945,000 was outstanding), which had not yet been refunded by general obligation bonds, and $6,793,465,000 of other authorized but unissued general obligation debt (including the most recent voter authorizations). Two bond proposals for $2.8 billion will appear on the March 2002 primary election ballot.

     The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2001, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors.

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing after the 1994-95 Fiscal Year. The State did not issue any revenue anticipation notes during the 2000-01 fiscal year, the first such occurrence in eighteen years. However, on October 4, 2001, the State issued $5.7 billion of 2001-2002 revenue anticipation notes, to mature on June 28, 2002. At the time of their issuance the State projected that there would be sufficient moneys in the General Fund at June 28, 2002, including available internal borrowings from State special funds, to pay the 2001 notes, even if the General Fund did not receive payment of $6.3 billion for moneys loaned to the DWR Power Purchase Program described below.

Prior Fiscal Years' Financial Results

     Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

     The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

     The 2000 Budget Act, signed by the Governor on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties ("SFEU") available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

     The extraordinary fiscal resources available in 2000-01 allowed the State to provide significantly increased funding for K-12 schools, higher education and health and human services. New funding was also provided on a one-time basis to local governments. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs. A total of about $1.5 billion of tax relief was enacted as part of the budget process.

Fiscal Year 2001-02 Budget

     The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2001-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

     The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projects General Fund revenues in 2001-02 will be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, and sales taxes are projected to increase slightly.

     The Fiscal Year 2001 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 includes General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilizes more than half of the budget surplus as of June 30, 2001, but still leaves a projected balance in the SFEU at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumes that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest. (See "Recent Developments Regarding Energy," below.)

     The 2001 Budget Act also includes Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes during the fiscal year as part of its cash management program.

     Some of the important features of the 2001 Budget Act are: (1)Proposition 98 per pupil spending was increased by 4.9 percent to $7,002; (2) higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases; (3) health, welfare and social services generally are fully funded for anticipated caseload growth; and (4) about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment.

     The tragic events of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. Information released by the Administration in November, 2001 indicated that the State's economy had been slowing prior to September 11, particularly in the high technology sector centered in the Silicon Valley and in the construction sector. The State's economy showed further weakness after that date, and the prospects of a prompt recovery were dimmed as a result of the attacks. Earlier projections were that the State's economy would start to rebound beginning in early 2002, but it now appears likely there will be continued weakness until at least the first half of 2002. Nevertheless, the Administration reported that the California economy continued to outperform the nation as a whole.

     The slowdown in the California economy, combined with weakness in the stock market, has resulted in a dramatic decline in General Fund revenues compared to the estimates made at the time of the enactment of the 2001 Budget Act. The Department of Finance has reported that, based on preliminary estimates, General Fund revenues measured on a budgetary basis (including accruals) were $614 million below projections for May and June, 2001. For the first four months of the 2001-02 Fiscal Year (July-October), agency cash receipts (excluding accruals) were $827 million below projections. Personal income tax receipts represent $698 million of the current fiscal year shortfall, reflecting weakness in both withholding and estimated tax payments, which include payments relating to capital gains and stock option activity. In addition to reduced revenues, after enactment of the 2001 Budget Act, the Legislature enacted and the Governor signed into law several additional spending bills or tax cuts with an estimated $95 million impact on the General Fund in 2001-02.

     In October, 2001, in response to the weak revenue results, the Governor announced a hiring freeze for most State positions and directed State agencies to make cuts in operating expenses totaling at least $150 million in 2001-02 expenditures. The Governor also asked agencies to prepare for cuts of up to 15 percent in expenditures in the 2002-03 fiscal year budget. Most of these actions do not apply to public safety and certain other mandated expenditures.

     In further response to revenue shortfalls, on November 14, 2001 the Governor issued a letter to all State departments and agencies instituting immediate action to further reduce expenditures in the 2001-02 fiscal year. Pending action by the Legislature to cut expenditures, which the Governor will propose in a special session of the Legislature which he will convene in January 2002, the Governor directed agencies to immediately freeze spending on a specified list of programs and projects totaling almost $2.25 billion (including the actions he directed in October). These program cuts and reversions cover almost all areas of State spending, including State operations, aid to local governments and capital outlay. The Governor stated that he had excluded from spending cuts expenditures which could provide short-term stimulus to the State economy.

     On November 14, 2001, the Legislative Analyst released a report containing her budget estimates for the period 2001-02 through 2006-07. Included in this report was an estimate that, due to the economic slowdown and a projected severe drop in capital gains and stock option activity, General Fund revenues for the 2001-02 fiscal year would be approximately $68.3 billion, or about $6.8 billion lower than the estimate made for the 2002 Budget Act. The Administration will provide an update of its revenue projections for the 2001-02 and 2002-03 fiscal years when the Governor's Proposed Budget for 2002-03 is released in January, 2002. Both the Department of Finance and the Administration predict that a sharp drop in revenues will occur.

Recent Developments Regarding Energy

Development of the Power Supply Program. In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities had previously been frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

     In January 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency

Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Governor's proclamation was followed by the enactment of legislation authorizing the Power Supply Program and related orders of the California Public Utilities Commission ("CPUC").

     DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers") in January 2001. The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers and collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.

Financing the Power Supply Program. Between January 17, 2001 and October 31, 2001, DWR committed approximately $11.5 billion under the Power Supply Program. The Power Supply Program has been financed by (i) unsecured, interest-bearing loans from the General Fund of the State aggregating $6.1 billion ("State loans"); (ii) secured loans from banks and other financial institutions aggregating $4.1 billion ("interim loans"); and (iii) DWR revenues from power sales to Customers aggregating approximately $2.7 billion through October 31, 2001. As of October 31, 2001, approximately $1.4 billion of proceeds from the interim loans had not been contractually committed and was available for future Power Supply Program commitments. In addition, DWR expects to continue to receive revenues from power sales to Customers which will also be available for future Power Supply Program commitments.

     DWR projects that its funds on hand at the date of the Official Statement and projected revenues appear to be sufficient to finance the Power Supply Program on an ongoing basis. This projection is based in part on the assumption that timely and favorable CPUC action will be taken to establish the portion of retail rates charged to Customers for power being sold by DWR as required by DWR.

     The loan agreement for the interim loans requires principal to be repaid in eleven quarterly installments commencing on April 30, 2002. Interest is payable at variable rates tied to market indices. Principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. DWR and the CPUC did not enter into a rate agreement (described under "CPUC Action" below) by October 31, 2001, resulting in an event of noncompliance under the loan agreement that required interest rate increases that are included in DWR's funding projections referred to above. The loan agreement includes several other covenants and requirements that DWR may be unable to comply with or fulfill or that are beyond the control of DWR. The loan agreement does not provide for acceleration of scheduled payments of principal and interest on the interim loans if DWR is not in compliance with the terms of the loan agreement.

     The interim loans were arranged in contemplation of the proposed sale of DWR revenue bonds described below. Net proceeds of the DWR revenue bonds are required to be used first, to repay the interim loans, and second, to repay the State loans and provide working capital for the Power Supply Program. The timing of the revenue bond sales is uncertain, as explained below. DWR is not able to predict whether it will be able to make all future payments of principal and interest on the interim loans without additional rate increases if it is not able to secure a timely sale of the revenue bonds.

     Pursuant to the initial financing arrangements included in the Power Supply Act, DWR is authorized to issue up to $13.4 billion aggregate principal amount of revenue bonds to finance and refinance the Power Supply Program, including repayment of the interim loans and State loans. The bonds are to be limited obligations of DWR payable solely from revenues and other funds held under the revenue bond trust indenture after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. Completion of the DWR bond sales has been delayed by a number of factors, including potential legal challenges and the proceedings described below under "CPUC Actions." These delays have moved the earliest likely bond sale date to 2002, and at the date of the Official Statement there is no proposed schedule for the sale.

     The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-2002 fiscal year whether or not DWR repays the State loans during the fiscal year.

Power Supply Program after 2002. DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by Customers and the amount of electricity furnished to the Customers by the IOUs (the "net short") until December 31, 2002. Thereafter and until the DWR revenue bonds are retired, DWR will sell to Customers electricity purchased under long-term contracts. The Administration and the CPUC are developing plans to have the IOUs purchase the balance of any net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

CPUC Action. Under the California Public Utilities Code, the retail rates of the IOUs are established by the CPUC. The CPUC has authorized substantial rate increases in 2001, but has not yet set the respective rates for DWR and the IOUs. Under the Power Supply Act, DWR is directed to establish, revise and notify the CPUC of its revenue requirements for its sales of electricity and repayment of the DWR revenue bonds at least annually, and more frequently as required. In August DWR submitted its revised revenue requirement to the CPUC. On August 21, 2001, PG&E filed Pacific Gas and Electric Company v. The California Department of Water Resources, et al., (Sacramento County Superior Court) contesting the DWR determination that its revenue requirement is just and reasonable in the absence of a public hearing. DWR is vigorously defending this case. On October 19, 2001, DWR issued a draft, updated revenue requirement and subsequently held a public workshop to review the draft, updated revenue requirement. In November, 2001, DWR updated its revenue requirement filing with the CPUC, and is awaiting CPUC action thereon.

     The Power Supply Act authorizes (but does not require) DWR and the CPUC to enter into a rate agreement pertaining to DWR charges. A proposed order approving such a rate agreement between DWR and the CPUC was rejected by the CPUC on October 2, 2001. The Administration is studying this action, and is considering its options.

     On September 6, 2001, the CPUC adopted servicing agreements between DWR and SDG&E, and a servicing order as to DWR and PG&E pertaining to the delivery of DWR-purchased electricity to Customers through the transmission and distribution systems of the IOUs and the collection of payments for DWR from Customers by the IOUs. PG&E applied to the CPUC for and was denied a rehearing of the servicing agreement decision pertaining to it. PG&E has challenged the servicing agreement decision in Bankruptcy Court.

     On September 20, 2001, the CPUC adopted a decision suspending the right of additional Customers to elect to purchase electricity from suppliers other than DWR and the IOUs until DWR is no longer a supplier of electricity. Applications for rehearing of the order regarding customer choice have been denied by the CPUC. Petitions for writs of review of the customer choice decision have been filed with the California Supreme Court. The Power Supply Act establishes an expedited appeal process, and it is expected that, if accepted by the Court, this matter will be heard within the first quarter of 2002. Also pending before the CPUC are questions regarding the implementation of this customer choice decision, including the date by which the affected Customers must have exercised their election, and what, if any, exit fees may be imposed upon Customers choosing other suppliers.

     The timing of CPUC approvals or the effective dates of those approvals may be affected by the PG&E lawsuit referred to above or appeals or litigation brought by IOUs, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the Power Supply Program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of DWR's revenue bonds or the implementation of DWR's rates.

Litigation. A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent Systems Operator ("ISO"); continuing contractual obligations of certain small independent power generators; and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.

Prospects. Since January 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State.

These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The Administration believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.

     While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will lower wholesale power prices and ultimately promote the financial recovery of the IOUs, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

Economic Overview

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-93. As noted above, California's economy started to slow down in 2001 in the wake of the slowing U.S. economy and has been dramatically affected by the results of the tragic events of September 11. Nonetheless, California continues to outperform the rest of the nation in virtually all economic indicators.

     Fuel and other energy prices have risen sharply in recent months. The State Department of Finance notes that the State and national economies are much more energy-efficient than during the energy crises of the 1970s and early 1980s, and that, adjusted for inflation, motor fuel prices are still 20 percent below the 1981 level. See "Recent Developments Regarding Energy," above.

Litigation

     The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.


Diversified Municipal Portfolio
-------------------------------

     The Diversified Municipal Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Diversified Municipal Portfolio is not appropriate for tax-exempt investors under normal market conditions.

---------------------------------------------------------------------------

INVESTMENT RESTRICTIONS
---------------------------------------------------------------------------

     All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios.

     None of the New York Municipal Portfolio, California Municipal Portfolio or the Diversified Municipal Portfolio will, except as otherwise provided herein:

     1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2) Make short sales of securities or maintain a short position;

     3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

     4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

     5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     6) Purchase oil, gas or other mineral interests;

     7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

     8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     11) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

     12) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

     13) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

     14) Make investments for the purpose of exercising control or management;

     15) Invest in securities of other registered investment companies;

     16) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.


     17) Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

     The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Portfolios has or currently intends to:

     1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; and

     2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

     With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with Securities and Exchange Commission ("SEC") interpretations issued from time to time.

----------------------------------------------------------------

INVESTMENTS
----------------------------------------------------------------

     Subject to each Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) straight and convertible corporate bonds and notes; (iii) loan participations; (iv) commercial paper; (v) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vi) mortgage-related securities; (vii) asset-backed securities; (viii) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (ix) guaranteed investment contracts and bank investment contracts; (x) variable and floating rate securities; and (xi) private placements. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.


Municipal Securities. Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios' assets that are invested in Municipal Securities.


     Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.


     The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's ledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

     Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the vale of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time tot time there have been proposals which would require registration in the future.

     After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

     Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Portfolios and the value of the Portfolios would be affected. Additionally, the Manager would reevaluate the Portfolios' investment objectives and policies.

Mortgage-Related Securities. Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this Prospectus as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.

     One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a FNMA Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a FHLMC Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.


     The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

     The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

     Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

     Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.


     In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and the entire principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.


     Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive




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


prepayments of principal in addition to the principal that is part of the regular monthly payments.

     A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities. The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

     In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.


Private Placements. The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.


     Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value under policies established by and under supervision of the Board of Directors.

     The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. Because institutional trading in restricted securities is relatively new, it is not possible to predict how these institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.


Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.


Warrants. The Portfolios may have investments in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations. The Portfolios may invest in fixed-income obligations (including, but not limited to, certificates of deposit, time deposits and bankers' acceptances) of thrift institutions and commercial banks.

     Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

     Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

     A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

     The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality.

Zero Coupon Securities. The Portfolios may purchase zero coupon debt securities. A zero coupon security pays no cash interest during its stated term. Its value lies in the difference between the principal value to the holder at maturity and the purchase price. Zero coupon securities are sold at a discount to principal value, and their market values nearly always fluctuate more widely than do the market values of similar-maturity debt securities which pay interest.


Convertible Securities. The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.


     The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of


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

the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.


Other Securities. It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.


Derivatives. In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. Derivatives may be used to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. The Portfolio may use exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.


Futures Contracts and Options on Futures Contracts. The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.


     The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Portfolios only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities.

     No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

     If the Manager wishes to shorten the effective duration of a Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios' use of futures contracts will not result in leverage.

     The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

     Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

Futures Contracts

U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value. In accordance with the current rules and regulations of the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margins and premiums required from a Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided, however, in the case of an option that is in the money at the time of the purchase, that the money portion of the premium is excluded in calculating the 5% limitation.

     At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures. The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio, such as the Fixed-Income Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio
(i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited);
(ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.


     The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."


     The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.


Options. The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Portfolios.


     A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

     Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

     A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.


     A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

     The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."


     In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a

Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

     If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

     The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special Investment Techniques and Related Risks -- Illiquid Securities" in the Prospectus.

     The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

     The writing of covered put options involves the risk that if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

     Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

     The Portfolios enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolios may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

     Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly. they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities.

Reverse Repurchase Agreements. The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.


When-Issued and Securities and Forward Commitments

Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

     When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.

Special Risk Considerations for Lower-Rated Securities.
Securities rated Baa are considered by Moody's or BB by S&P or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

     The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

     The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See the Appendix for a description of such ratings.

     The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

     Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

     In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.


Future Developments. The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

                             Industry Classification

In determining industry classifications for each Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

           Directors and Officers and Principal Holders of Securities

     The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

--------------------------------------------------------------------------------

NAME,                 POSITION(S)    PRINCIPAL OCCUPATION
ADDRESS, AND AGE      WITH THE FUND  DURING PAST FIVE YEARS

--------------------------------------------------------------------------------


Roger Hertog*         President,     Currently: Vice Chairman and
1345 Avenue of        Treasurer,     Director-Alliance Capital Management
the Americas          Director       Corporation, the General Partner of
New York, NY 10105                   Alliance Capital Management L.P.
DOB: 11/4/41                         ("Alliance") 1993-2000: President, Chief
                                     Operating Officer and   Director- Sanford
                                     C. Bernstein & Co., Inc. ("Bernstein")

--------------------------------------------------------------------------------

Andrew S. Adelson*    Senior Vice    Currently: Executive Vice President and
1345 Avenue of        President,     Chief Investment Officer International
the Americas          Director       Value Equities- Alliance 1990-2000:
New York, NY 10105                   Senior Vice President, Chief Investment
DOB: 5/31/55                         Officer- International Equities and
                                     Director- Bernstein
--------------------------------------------------------------------------------

Arthur Aeder**        Director       1987-Present: Consultant;
516 Fifth Avenue                     Formerly Senior Partner of Oppenheim,
New York, NY 10036                   Appel, Dixon & Co. (subsequently Spicer &
DOB: 12/31/25                        Oppenheim) Certified Public Accountants,
                                     and Chairman of Spicer & Oppenheim
                                     International

--------------------------------------------------------------------------------

Irwin Engelman**      Director       Currently : Executive Vice President and
625 Madison Avenue                   Chief Financial Officer, YouthStream Media
New York, NY 10022                   Networks 1998-December 1999: Vice Chairman
DOB:  5/9/34                         and Chief Administrative Officer-Revlon
                                     Inc.
                                     1992-98: Executive Vice President and Chief
                                     Financial Officer-MacAndrews & Forbes
                                     Holdings Inc.


--------------------------------------------------------------------------------

Peter W. Huber        Director       Partner-Kellogg Huber Hansen Todd &

1301 K Street NW                     Evans (law firm); Senior Fellow-Manhattan
Washington, DC 20814                 Institute for Policy Research; Chairman,
DOB:  11/3/52                        Telecom Policy and Analysis: a Kellog,
                                     Huber Consulting Group; Columnist-Forbes
                                     Magazine; Co-Founder-Digital Power Group

--------------------------------------------------------------------------------

William Kristol       Director       6/95-Present: Editor and Publisher,
1150 17th Street NW                  The Weekly Standard
5th Floor                            7/95-12/99: Consultant, ABC News
Washington, DC 20036
DOB: 12/23/52

--------------------------------------------------------------------------------

Theodore Levitt       Director       Professor Emeritus of Business
Harvard Business                     Administration,
School                               Harvard University; 1985-1989:
Cumnock 300                          Editor, Harvard Business Review
Boston, MA 02163
DOB: 3/1/25

--------------------------------------------------------------------------------


Rosalie J. Wolf**     Director       Currently:  Managing  Partner-Botanica
115 East 87th Street                 Capital  Partners  LLC; Director -
New York, NY  10128                  Airbourne  Freight  Corp.;  and Trustee -
DOB:  5/8/41                         TIAA-CREF; 1994-2000:   Treasurer  and
                                     Chief  Investment   Officer,
                                     The  Rockefeller Foundation

--------------------------------------------------------------------------------
* An "interested person" of the Fund, as defined in the 1940 Act.
** Member of the Fund's Audit Committee, which is responsible for the selection of the independent auditors.


     The officers conduct and supervise the daily business operations of the Portfolios, while the directors exercise general oversight over these actions and decide on general policy. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. The directors have designated Mr. Hertog and Mr. Adelson to be the Executive Committee of the Fund. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.



     The Fund paid each of the directors who were not affiliated persons of the Manager and who were serving as directors at the time, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, annual compensation of $40,000 for the fiscal year ended September 30, 2001. Officers receive no direct remuneration in such capacity from the Fund. The directors may also appoint committees of directors. Directors who are not affiliated persons of the Manager serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.

     The directors were elected by the public shareholders of the Fund on September 25, 2000. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.

     As of January 22, 2002, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the New York Municipal Portfolio, California Municipal Portfolio, and Diversified Municipal Portfolio.

--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Manager


     The Fund's investment manager, Alliance, 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment adviser managing client accounts with assets as of December 31, 2001 totaling more than $455 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirment funds, banks, insurance companies and high net worh individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world. Prior to October 2, 2000, the investment manager was Bernstein. Bernstein was acquired by Alliance on October 2, 2000.

     Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of June 30, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 29.9% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of June 30, 2001, AXA Financial, together with certain of its wholly owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.8% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly owned subsidiary of AXA, a French company.


     Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Alliance manages the investment of each Portfolio's assets. Alliance makes investment decisions for each Portfolio and places purchase and sale orders. The services of Alliance are not exclusive under the terms of the Management Agreements; Alliance is free to render similar services to others.

     Alliance has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreements may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreements, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

     Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each of the Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee is computed daily and paid monthly. The table below indicates the investment management fees accrued or paid by the Portfolios to Bernstein (the investment manager until October 2, 2000) for the fiscal years ended September 30, 1999 and September 30, 2000, and to Alliance for the fiscal year ended September 30, 2001:



                                Fee as a percentage of average daily net assets
                                ------------------------------------------------
Portfolio                               1999            2000            2001
--------------------------------------------------------------------------------

New York Municipal Portfolio            0.50%           0.50%           0.50%
California Municipal Portfolio          0.50%           0.50%           0.50%
Diversified Municipal Portfolio         0.48%           0.49%           0.49%


     The Management Agreements provide that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreements.


     Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Alliance under the Management Agreements;
(ii) the fees and expenses of Directors who are not affiliated with Alliance;
(iii) the fees and expenses of the Custodian and Transfer Agent, including but not limited to fees and expenses relating to fund accounting, pricing of fund shares, and computation of net asset value; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies;
(vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.


     The Management Agreements provide that they will terminate automatically if assigned and that they may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreements also provide that they will continue for more than two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.

--------------------------------------------------------------------------------

EXPENSES OF THE FUND
--------------------------------------------------------------------------------

Distribution Services Agreement


     The Fund has entered into a Distribution Services Agreement (the "Agreement") with AFD, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolios' Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").


     Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

     With respect to Class A shares of the Portfolios, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the


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


Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

     The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

     In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     The Agreement will continue in effect for successive twelve-month periods (computed from each October 1) with respect to Class A, Class B and Class C shares of each Portfolio, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. The Directors initially approved the Agreement at a meeting held on November 29, 2001.


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


     In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Principal Underwriter with respect to that class and (ii) the Portfolios would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.


Transfer Agency Agreement. AGIS, an indirect wholly owned subsidiary of the Manager located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares.


Code of Ethics. The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchase or held by the Fund.

--------------------------------------------------------------------------------

PURCHASE OF SHARES
----------------------------------------------------------------

     The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

     Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any contingent deferred sales charge ("Class C shares"), in each case as described below. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have


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


entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

     Investors may purchase shares of the Portfolios either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Portfolios' shares may receive differing compensation for selling Class A, Class B or Class C shares.

     The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.


     The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Charter and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.


     The respective per share net asset values of the Class A, Class B and Class C shares are expected to be


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


substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

     The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representatives receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.


     Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase order may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.


     Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

     In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized, in whole of in part, to provide additional compensation to registered representatives who sell shares of a Portfolio. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performance, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

     Class A, Class B and Class C shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable)


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


and Class B and Class C shares bear the expense of the deferred sales charge,
(ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares then such amendment will also be submitted to the Class B shareholders and the Class A shareholders and the Class B shareholders will vote separately by class and (v) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

     The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares

     The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

     Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

Class A Shares

     The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

Sales Charge
------------
                                                         Discount or
                                                         Commission
                                         As % of         to Dealers
                      As % of            the             or Agents
                      Net                Public          As % of
Amount of             Amount             Offering        Offering
Purchase              Invested           Price           Price
---------             --------           --------        -----------

Less than
   $100,000. . .      4.44%              4.25%           4.00%
$100,000 but
    less than
    $250,000. . .     3.36               3.25            3.00
$250,000 but
    less than
    $500,000. . .     2.30               2.25            2.00
$500,000 but
    less than
    $1,000,000.* .    1.78               1.75            1.50

--------------------
* There is no initial sales charge on transactions of $1,000,000 or more.

     With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Manager may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

     No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature". Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

     Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most such cases to a contingent deferred sales charge), or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or
(iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:


AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.

Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund
Alliance Mi-cap Growth Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
Alliance Technology Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Utility Income Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
The AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
The Korean Investment Fund, Inc.

Sanford C. Bernstein Fund, Inc.
  - Government Short Duration Portfolio
  - Short Duration Plus Portfolio
  - Intermediate Duration Portfolio
  - Short Duration New York Municipal Portfolio
  - Short Duration California Municipal Portfolio
  - Short Duration Diversified Municipal Portfolio
  - New York Municipal Portfolio
  - California Municipal Portfolio
  - Diversified Municipal Portfolio
  - Tax-Managed International Value Portfolio
  - International Value II Portfolio
  - Emerging Markets Value Portfolio


     Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.


Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

     (i)        the investor's current purchase;

     (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

     (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

     To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of a Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.


     Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolios or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule of sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge, has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Manager (other than the Manager's Bernstein unit) or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Manager; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Manager, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Manager, the Principal Underwriter, AGIS and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such or its affiliate or agent, for services in the nature of investment advisory or administrative services; and


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


(vi) employer-sponsored qualified pension or profit-sharing plans (including
Section 401(k) plans), employer-sponsored non-qualified deferred compensation plans, custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.


Class B Shares
--------------

     Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

     Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


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


     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

     The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                                        Contingent Deferred
                                        Sales Charge as a %
                                        of Dollar Amount
     Year Since Purchase                Subject to Charge

     First                                       3.0%
     Second                                      2.0%
     Third                                       1.0%
     Fourth                                      None

     In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

     The contingent deferred sales charges is waived on redemptions of shares
(i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

     For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

     Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of


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


a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees and transfer agency costs than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

     Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

     In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

     Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.


     The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder,
(ii) to the extent the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services -- Systematic Withdrawal Plan" below), or (v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.


--------------------------------------------------------------------------------

REDEMPTION AND REPURCHASE OF SHARES
--------------------------------------------------------------------------------

     The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How to Sell Shares."

Redemption
----------

     Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.


     Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.


     To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     To redeem shares of a Portfolio represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.


Telephone Redemption By Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

Telephone Redemption By Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

Telephone Redemptions-General. During periods of drastic economic or market developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Manager, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.


Repurchase. The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a


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


Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

     The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

     The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.


--------------------------------------------------------------------------------

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to Class A, Class B and Class C shares unless otherwise indicated.


Automatic Investment Program. Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege. You may exchange your investment in a Portfolio for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Manager). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.


     Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.


     Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check or electronic funds transfer will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purpose.


     Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

     Eligible shareholders desiring to make an exchange should telephone Alliance Global Investor Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.


     A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.


     None of the Alliance Mutual Funds, the Manager, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.


     The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.


Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Fund's Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

     In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the amount has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Portfolio account, a Class A, Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid his or her Class A, Class B or Class C Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.


Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

     Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

     Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions.

See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.


     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.


CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

     Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

     With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports


     Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, PricewaterhouseCoopers LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.


Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting. A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

     When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

NET ASSET VALUE
--------------------------------------------------------------------------------

     The Fund computes the net asset value of each Portfolio once daily as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m., New York time), each business day, except for New York Stock Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager (market value will be determined by sales prices if the principal market is an exchange) in the broadest and most representative market for that security as determined by the Manager.

     Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Directors of the Fund. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

     Futures contracts and options are valued on the basis of market quotations, if available.

     Securities and other assets for which there is no readily available market value may be valued in good faith pursuant to procedures adopted by the Board of Directors of the Fund. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, under procedures adopted by the Board of Directors of the Fund, some other method would more accurately reflect the fair market value of such securities.


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

     The assets attributable to the Class A shares, Class B shares and Class C shares of a Portfolio will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


     The Fund intends each Portfolio to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio does not so qualify, it will be subject to federal income tax on net income and capital gains, if any, realized during any fiscal year and the net income and capital gains distributed to shareholders will be lower.

     The Portfolios intend to distribute to the registered holders of their shares all of its net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital and foreign currency gains, determined, in general, as if a taxable year ends on October 31. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.


     Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

     Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.


     The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").


     Currently, distributions of net investment income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.


     The New York Municipal Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The California Municipal Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Diversified Municipal Portfolio provides income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from municipal securities. For this purpose, gains on transactions in options, futures contracts and options on futures contracts as well as gains on municipal securities are not tax-exempt. In addition, the Portfolios will comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio's total assets consists of municipal securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

     The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market").


     Certain Section 1256 contracts undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.


     The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.


     Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.


     The Fund, on behalf of the New York Municipal Portfolio and the Diversified Municipal Portfolio requested a private-letter ruling from the Internal Revenue Service (the "IRS") which provided, among other things, that (i) gains realized upon the sale or other disposition of options, futures contracts or options on futures contracts, on securities or on certain securities indexes, including gains which are recognized as the result of a Section 1256 contract being marked to market, are treated as gains from the sale or other disposition of securities for purposes of the 90% test; and (ii) for purposes of the diversification requirements, (a) options, futures contracts and options on futures contracts on U.S. Government securities are treated as issued by the issuer of the securities and (b) options, futures contracts and options on futures contracts on a securities index, including a municipal bond index, will be treated as issued proportionately by the issuers of the securities underlying the securities index irrespective of whether the index is broadly based or narrowly based. While, the Fund received the ruling requested as to item (i) above, there can be no assurance that the requested private-letter ruling as to item (ii) will be obtained. In the event that the Fund does not receive such private letter ruling, the Portfolios' ability to engage in the described transactions in item
(ii) may be limited.

     The Fund, on behalf of the New York Municipal Portfolio and the Diversified Municipal Portfolio, has also requested a private-letter ruling from the IRS to the effect that certain securities, including GNMA Certificates and FNMA Certificates are treated as government securities for purposes of the diversification requirements under Section 851(b)(3) of the Code. The Fund received the requested ruling, except as to FHLMC Participation Certificates and securities of the Financing Corporation; there can be no assurance that the requested private-letter ruling will be obtained as to these securities. In the event that the Fund receives an adverse ruling, the Portfolios' investment in such securities may have to be limited because of the diversification requirements under Section 851(b)(3) of the Internal Revenue Code.

     The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

     Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward futures and options contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio of the Fund may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain as a capital gain or loss. In general, in the event such election is made treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

     Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 30% (subject to phased-in reductions) of dividend and capital-gains income from the accounts of certain shareholders unless such shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.


     A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from the Portfolio. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

     The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

--------------------------------------------------------------------------------

BROKERAGE AND PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, securities in which the Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. In transactions on stock exchanges in the United States, these commissions are negotiated. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolios might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolios engage in purchase or sale transactions with another mutual fund.


     Information about the brokerage commissions paid by the Portfolios, including to Bernstein LLC, which is an affiliated broker of the Fund, and its predecessor, is set forth in the following table:

                                            Aggregate           Brokerage
                                            Brokerage       Commissions Paid to
           Portfolio                    Commissions Paid     Affiliated Broker
------------------------------------  -------------------- ---------------------

New York Municipal Portfolio

   Fiscal Year ended September 30,
   1999                                         0                    0

   Fiscal Year ended September 30,
   2000                                         0                    0

   Fiscal Year ended September 30,
   2001                                         0                    0


California Municipal Portfolio

   Fiscal Year ended September 30,
   1999                                         0                    0

   Fiscal Year ended September 30,
   2000                                         0                    0

   Fiscal Year ended September 30,
   2001                                         0                    0


Diversified Municipal Portfolio

   Fiscal Year ended September 30,
   1999                                         0                    0

   Fiscal Year ended September 30,
   2000                                         0                    0

   Fiscal Year ended September 30,
   2001                                         0                    0


     The following table relates to brokerage commissions paid by the Portfolios to Bernstein LLC and its predecessor for the fiscal year ended September 30, 2001:



                                                             % of Aggregate
                                                            Dollar Amount of
                                                              Transactions
                                                              Involving the
                                     % of Portfolio's           Payment of
                                   Aggregate Brokerage         Commissions
                                   Commissions Paid to       Effected through
         Portfolio                  Affiliated Broker        Affiliated Broker
--------------------------------- ---------------------- -----------------------


New York Municipal Portfolio                    0                    0
California Municipal Portfolio                  0                    0
Diversified Municipal Portfolio                 0                    0

     The Manager's primary consideration in effecting a security transaction for the Portfolios is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Manager may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services, which are deemed by the Manager to be beneficial to one or more of the Portfolios or any other investment companies or other accounts managed by the Manager. From time to time, dealers with whom the Fund conducts principal transactions may provide the Manager with research at no cost.


--------------------------------------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------


     The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001.

     Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


     Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.


     A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from each Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of the Portfolio represented by the redeemed shares less any applicable contingent deferred sales charge. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B and C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

     As of January 22, 2002, no persons owned beneficially or of record 5% or more of the New York Municipal Portfolio, California Municipal Portfolio or Diversified Municipal Portfolio.


Custodian
---------

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------


     AFD, an indirect wholly owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933.

Independent Auditors
--------------------


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent auditors to audit the annual financial statements of each Portfolio.


Yield and Total Return Quotations
---------------------------------


     Each of the Portfolios may, from time to time, advertise yield, average annual total return (before and after taxes) and aggregate total return. The returns shown below are for the New York Municipal Class of the New York Municipal Portfolio, the California Municipal Class of the California Municipal Portfolio and the Diversified Municipal Class of the Diversified Municipal Portfolio. These classes of the respective Portfolios are not offered in the Prospectus to which this Statement of Additional Information relates but would have substantially similar annual returns as the Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The returns would differ only to the extent that Class A, Class B and Class C shares do not have the same expenses.


     For the thirty-day period ending September 30, 2001, yields for the Portfolios were as follows: New York Municipal Portfolio 2.96%; California Municipal Portfolio 2.83%; Diversified Municipal Portfolio 3.17%.

     Yields are calculated based on a rolling 30-day average. Yield quotations are based on each Portfolio's income and expenses for a given month. Expenses are subtracted from the total interest and dividends for the month; the result is divided by the Portfolio's average daily market capitalization -- the product of the average daily number of shares outstanding and the net asset value of the last day of the month, to give the monthly yield, which is compounded over six months and then multiplied by two so as to compute the "bond-equivalent yield." The calculation may be expressed in the following formula:

                  Yield =  2 [( a-b + 1)6 - 1]
                           -------------------
                                  cd

Where:

     a = total interest and dividends earned during the month;


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


     b = total expenses accrued during the month (net of reimbursements);

     c = the average daily number of shares outstanding during the month that were entitled to receive dividends; and

     d = the maximum offering price per share on the last day of the month.

     The total of interest and dividends earned during the month is calculated by adding together the interest and dividends earned per day on each security held during the month (30 days). Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. For most debt securities, the interest earned per day is determined by first computing the security's yield to maturity on each day during the month. The yield to maturity is divided by 360, and multiplied by the market value (including accrued interest) of the security position each day. Each interest earned per day calculation is added to all of the other such applicable calculations during the month to determine the interest earned during the month. If a bond is callable, yield to the appropriate call date is substituted for yield to maturity if, in the opinion of the Manager, the bond is expected to be called. If a bond is putable, yield to the appropriate put date is substituted for yield to maturity if, in the opinion of the Manager, the put is expected to be exercised.

     For tax-exempt obligations that are selling below $100 and were not issued at original-issue discounts, the coupon rate is substituted for the yield to maturity in the calculation described in the paragraph above, and the par value of the bond is used in place of market value. For tax-exempt obligations that are selling below $100 and that were issued at original-issue discounts, if the yield to maturity, based upon the current market price, is higher than the yield to maturity at the time of issuance, the yield to maturity at the time of issuance is used in the interest-earned calculation. Otherwise, the yield to maturity based upon the current market price is used.

     For receivable-backed obligations (such as mortgage pass-throughs), which are expected to be subject to periodic payments of principal as well as interest, the interest earned is the income based on the coupon rate and outstanding principal balance. This income is adjusted by adding or subtracting the gain or loss attributable to actual monthly paydowns based upon the historic cost. For purposes of the yield calculation, the Portfolios do not amortize premium or discount on interest-bearing mortgage-backed securities.

     Expenses accrued include all expenses and all fees that are charged to all shareholder accounts. The maximum offering price reflects the subtraction of any undeclared earned income, which is the net investment income earned by the Portfolio that is reasonably expected to be declared as a dividend within a reasonable time from the end of the month.

     For the thirty-day period ending September 30, 2001, tax-equivalent yield for the New York Municipal Portfolio at September 30, 2001 was 4.78%, assuming an investor was subject to a combined federal, state and New York City tax rate of 45.95% and reflecting that 3.5% of the income was estimated to be subject to federal taxes and 0.2% to be subject to state and local taxes. Tax-equivalent yield for the California Municipal Portfolio at September 30, 2001 was 4.56%, assuming an investor was subject to a combined federal and state tax rate of 48.4% and reflecting that 2.46% of the income was estimated to be subject to federal taxes and 12% to be subject to state taxes. Tax-equivalent yield for the Diversified Municipal Portfolio at September 30, 2001 was 5.21%, assuming an investor was subject to a combined federal and state tax rate of 39.1% and reflecting that 0% of the income was estimated to be subject to federal taxes.

     Tax-equivalent yield for the New York Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and New York State and local taxation; (ii) federal taxation only; (iii) New York State and local taxation only and (iv) neither New York State and local nor federal income taxation; dividing each portion of the yield by 1 minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

     Tax-equivalent Yield  =  a    +    c  +   e   +  g
                             -----    -----  -----
                              1-b      1-d    1-f

Where:

     a   =  the portion of the yield which is exempt from federal and New York
            State and local income taxation;

     b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal, state and local income taxation;

     c = the portion of the yield which is exempt from federal, but not New
         York State and local income taxation;

     d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

     e = the portion of the yield which is exempt from New York State and local, but not federal, income taxation;

     f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to New York State and local, but not federal, income taxation; and

     g = the portion of the yield which is not exempt from federal, New York
         State or local income taxation.

     Tax-equivalent yield for the California Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and California personal income taxation; (ii) federal taxation only; (iii) California personal income taxation only and (iv) neither California personal nor federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

     Tax-equivalent Yield  =   a    +   c    +   e   + g
                             -----     -----   -----
                              1-b       1-d     1-f

Where:

     a = the portion of the yield which is exempt from federal and California personal income taxation;

     b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal and California personal income taxation;

     c = the portion of the yield which is exempt from federal, but not California personal income taxation;

     d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

     e = the portion of the yield which is exempt from California personal, but not federal, income taxation;

     f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to California personal, but not federal, income taxation; and

     g = the portion of the yield which is not exempt from federal or California personal income taxation.

     Tax-equivalent yield for the Diversified Municipal Portfolio is computed by first determining the fraction of the yield calculated as set forth above for the respective Portfolio (i) that is exempt from federal taxation and (ii) that is not exempt from federal taxation, then dividing that portion of the yield which is exempt from federal taxation by one minus the highest marginal federal individual income taxation and adding the quotient to that portion, if any, of the yield which is not exempt from federal income taxation, as expressed in the following formula:

     Tax-equivalent Yield     =         h      +      j
                                      -----
                                       1-I

Where:

     h = the portion of the yield which is exempt from federal taxes;

     i = the highest marginal tax rate imposed on individual income subject to federal income taxation; and

     j = the portion of the yield which is not exempt from federal income taxation.


     The average annual total returns, before and after taxes, for (1) the Portfolios from their inception until September 30, 2001; (2) the Portfolios for the one year period ended September 30, 2001; (3) the Portfolios for the five year period ended September 30, 2000; and (4) the ten year period ended September 30, 2000, were as follows. The returns shown below are for the New York Municipal Class of the New York

Municipal Portfolio, the California Municipal Class of the California Municipal Portfolio and the Diversified Municipal Class of the Diversified Municipal Portfolio. These classes of the respective Portfolios are not offered in the Prospectus to which this Statement of Additional Information relates but would have substantially similar annual returns as the Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The returns would differ only to the extent that Class A, Class B and Class C shares do not have the same expenses:

                      Return      One Year    Five Year    Ten Year
                       Since        Total       Total      Total
   Portfolio         Inception     Return      Return      Return
------------------- -----------  ----------  -----------  ----------
New York
Municipal


Returns Before
Taxes                   6.15%       7.99%       5.31%        5.68%

Returns After
Taxes on
Distributions*           N/A        7.97%       5.26%        5.55%

Returns After
Taxes on
Distributions
and Sales of
Portfolio
Shares*                  N/A        6.54%       5.12%        5.45%


California
Municipal


Returns Before
Taxes                   5.96%       7.33%       5.28%        5.61%

Returns After
Taxes on
Distributions*           N/A        7.28%       5.22%        5.53%

Returns After
Taxes on

Distributions
and Sales of
Portfolio
Shares*                  N/A         6.07%      5.05%         5.37%


Diversified
Municipal


Returns Before
Taxes                   6.13%       8.63%      5.44%         5.71%

Returns After
Taxes on
Distributions*           N/A         8.61%      5.39%         5.59%

Returns After
Taxes on
Distributions
and Sales of
Portfolio
Shares*                  N/A         6.99%      5.21%         5.46%

---------
* After-tax returns are an estimate, based on the highest individual marginal federal income tax rates in effect. Actual tax-returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The average annual total return, before taxes, for each Portfolio is calculated by finding the average annual percentage rate of return that would, compounded and multiplied by the initial amount invested (less any applicable sales load), result in the ending redeemable value, as expressed in the following formula:


     Average Annual Total Return     =     ERV 1/n   -     1
                                           ---
                                            P

Where:

     P = a hypothetical initial investment of $1,000 on beginning date less any charges deducted from the amount invested;

   ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and deduction of all nonrecurring charges deducted at the end of the period; and

     n = number of years (1, 5, 10 or the life of the Fund).

     The above calculations reflect all fees and expenses charged to the Portfolios.


     The average annual total return, after taxes, for each Portfolio is calculated by finding the average annual return percentage rates of return that would, compounded and multiplied by the initial amount invested, result in ending value, according to the following formulas:

         ATVD = P (1 + T)n

        ATVDR = P (1 + T)n

Where:
            P = a hypothetical initial payment of $1,000;

            T = average annual total return (after taxes on
                distributions or after taxes on distributions and sales of portfolio shares);

            n = number of years;

         ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the periods indicated at the end of such periods after taxes on fund distributions but not after taxes on redemption; and

        ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the periods indicated at the end of such periods, after taxes on fund distributions and redemption.

     The Portfolios may advertise aggregate total return, also called unannualized total return, in addition to average annual total return. The aggregate total return of each Portfolio from its inception until September 30, 2001 was as follows:


--------------------------------------------------------------------------------
                                Unannualized
                                Total Return
                                   Since
        Portfolio                Inception
---------------------------- ------------------
New York Municipal                  113.72
---------------------------- ------------------
California Municipal                 90.79
---------------------------- ------------------
Diversified Municipal               113.26
---------------------------- ------------------

     The aggregate total return for each Portfolio is calculated by dividing the ending value of an investment by the beginning value of this investment, as expressed in the following formula:

     Aggregate Total Return     =     ERV - P
                                      -------
                                         P

Where:

     P = a hypothetical initial investment of $1,000 on beginning date, less any charges deducted from the amount invested; and

   ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and the deduction of all non-recurring charges deducted at the end of the period.

     From time to time, in reports and promotional literature, the Portfolios' total return or other performance data may be compared to one or more relevant market indexes, including but not limited to (1) Lehman Brothers Aggregate Bond Index; (2) Lehman Brothers Government Corporate Bond Index; (3) Merrill Lynch 1-3 Year Treasury Index; (4) Lehman Brothers One Year Municipal Index; (5) Lehman Brothers 5 year General Obligation Municipal Bond Index; (6) Lehman Brothers 1-10 year Municipal Bond Index Blend; and (7) with other groups of mutual funds tracked by (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) by other financial business publications, including, but not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information.

Additional Information


     Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     The financial statements and the report of PricewaterhouseCoopers, LLP of the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2001 and was filed on December 6, 2001. It is available without charge upon request by calling AGIS at
(800) 227-4618.

--------------------------------------------------------------------------------

APPENDIX
--------------------------------------------------------------------------------

Description of Corporate and Municipal Bond Ratings

     The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch IBCA, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's (1)
-----------------

AAA   Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A     Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB   Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C   Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI    The rating CI is reserved for income bonds on which no interest is being paid.
-------------------
(1) Reprinted from Standard & Poor's Bond Guide

D    Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)   The ratings from "AA" to "CCC" may be modified by the
additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch (2)
-----

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA   Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA    Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB   Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB    Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B     Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC   Identifiable characteristics which, if not remedied, may lead to default.

CC    Minimal protection, default in payment of interest and or principal seems probable over time.

C     Bonds are in imminent default in payment of interest or principal.



-------------------
(2) As provided by Fitch IBCA, Inc.

DDD   Bonds are in default on interest and or principal and are extremely speculative.
DD    represents highest potential for recovery and
D     the lowest potential for recovery.

Plus(+) Minus (-)   Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody's (3)
-------

Aaa   Bonds which are rated Aaa by Moody's are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A     Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa   Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


-----------------
(3) Reprinted from Moody's Bond Record and Short Term Market Record

Caa   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca    Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C     Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

     The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's (4)
-----------------

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1   This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B   Issues rated "B" are regarded as having only speculative capacity for timely payment.




---------------------------
(4) Reprinted from Standard & Poor's Bond Guide

C     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D     Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch (5)
-----

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1   Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2   Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3   Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S   Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D     Default, actual or imminent payment default.

Moody's (6)
-------

     Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o  Leading market positions in well-established industries.
     o  High rates of return on funds employed.
     o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



----------------------
(5) As provided by Fitch IBCA, Inc.
(6) Reprinted from Moody's Bond Record and Short Term Market Record

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

     The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's (7)
-----------------

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

Moody's
-------

MIG 1/VMIG 1   This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.




----------------------
(7) Reprinted from Standard & Poor's Bond Guide

MIG 2/VMIG 2   This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4   This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG    This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch (8)
-----

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2  Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D    Default, actual or imminent payment default.



-------------------
(8) As provided by Fitch IBCA, Inc.

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

















                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.

         (a)(1) Articles of Incorporation of the Fund dated May 3, 1988 (supplied by Pre-Effective Amendment No. 1 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(2) Articles Supplementary of the Fund dated October 14, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(3) Articles Supplementary of the Fund dated April 25, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(4) Articles Supplementary of the Fund dated March 16, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(5) Articles Supplementary of the Fund undated, filed with State of Maryland May 11, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(6) Articles Supplementary of the Fund dated October 10, 1994 (supplied by Post-Effective Amendment No. 11 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(7) Articles Supplementary of the Fund dated August 29, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 15).

         (a)(8) Articles Supplementary of the Fund dated February 26, 1996 (submitted electronically by Post-Effective Amendment No.
                    15).

         (a)(9) Articles Supplementary of the Fund dated March 9, 1998 (submitted electronically by Post-Effective Amendment No.
                    17).

         (a)(10) Articles Supplementary of the Fund dated November 5, 1998 (submitted electronically by Post-Effective Amendment No.
                    17).

         (a)(11) Articles of Amendment of the Fund dated April 20, 1999 (submitted electronically by Post-Effective Amendment No.
                    20).

         (a)(12) Articles Supplementary of the Fund dated May 24, 1999 (submitted electronically by Post-Effective Amendment No.
                    20).

         (a)(13) Articles Supplementary of the Fund dated February 11, 2000 (submitted electronically by Post-Effective Amendment No.
                    22).

         (a)(14) Articles Supplementary of the Fund dated October 25, 2001. Filed herewith.

         (a)(15) Articles of Amendment of the Fund dated January 24, 2002. Filed herewith.

         (a)(16) Articles of Amendment of the Fund dated January 24, 2002. Filed herewith.

         (a)(17)    Certificate of Correction of the Fund dated December 14,
                    2001

         (b)(1) By-Laws of the Fund as Revised and Restated October 4, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (b)(2) Amendment to Article I, Section 2 of the By-Laws of Fund dated January 30, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

         (c) Instruments Defining Rights of Security Holders - supplied by Exhibit (a)(1) (see Article V - Common Stock; Sections 1(b), 2(c), (2)(d), (2)(e), (2)(g), 4 and 5; Article VII -
                    Miscellaneous; Sections 1(d), 2, 3, 5 and 6; Article VIII - Voting; Article IX - Amendments; and supplied by Exhibit
                    (b)(1) (see Article I - Stockholders and Article IV - Capital Stock).

         (d)(1) Investment Management Agreement dated October 2, 2000 between the Fund and Alliance Capital Management L.P. ("ACMLP") (submitted electronically by Post-Effective Amendment No. 22).

         (d)(2) Shareholder Servicing and Administrative Agreement dated October 2, 2000 between the Fund and ACMLP (submitted electronically by Post-Effective Amendment No. 22).1

         (e)(1) Distribution Agreement dated October 2, 2000 between the Fund and Sanford C. Bernstein & Co., LLC ("Bernstein LLC") (submitted electronically by Post-Effective Amendment No.
                    22).1

         (e)(2) Distribution Services Agreement (including a plan pursuant to Rule 12b-1 dated February 1, 2002 between the Fund and Alliance Fund Distributors, Inc. ("AFD"). Filed herewith.2

         (e)(3) Amendment to the Distribution Agreement dated February 1, 2001 between the Fund and Sanford C. Bernstein & Co., LLC. Filed herewith.1

         (e)(4) Form of Selected Dealer Agareement dated February 1, 2002 between the Fund and AFD. Filed herewith.

         (f)        Bonus or Profit Sharing Contracts - Not applicable.

         (g)(1) Custodian Contract dated October 12, 1988 between the Fund and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (g)(2) Amendment to the Custodian Contract dated May 8, 1989 (supplied by Post-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (g)(3) Second Amendment to the Custodian Contract dated July 24, 1989 (supplied by Post-Effective Amendment No. 3 and submitted electronically by Post-Effective Amendment No.
                    16).

         (g)(4) Third Amendment to the Custodian Contract dated April 30, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No.
                    16).

         (g)(5) Fourth Amendment to the Custodian Contract dated March 18, 1992 (supplied by Post-Effective

                    Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

         (g)(6) Fifth Amendment to the Custodian Contract dated April 19, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No.
                    16).

         (g)(7) Sixth Amendment to the Custodian Contract dated August 21, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No.
                    16).

         (g)(8) Seventh Amendment to the Custodian Contract dated May 6, 1996 (submitted electronically by Post-Effective Amendment No. 15).

         (g)(9) Eighth Amendment to the Custodian Contract dated September 25, 1996 (submitted electronically by Post-Effective Amendment No. 15).

         (g)(10) Custodian Fee Schedule dated June 12, 1998 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal; Short Duration California Municipal, Short Duration Diversified Municipal, and Short Duration New York Municipal Portfolios (submitted electronically by Post-Effective Amendment No. 17).

         (g)(11) Ninth Amendment to the Custodian Contract dated February 22, 1999 (submitted electronically by Post-Effective Amendment No. 20).

         (g)(12) Tenth Amendment to the Custodian Contract dated May 3, 1999 (submitted electronically by Post-Effective Amendment No.
                    20).

         (g)(13) Custodian Fee Schedule dated October 27, 1999 - Tax-Managed International Value, International Value II and Emerging Markets Value Portfolios (submitted electronically by Post-Effective Amendment No. 20).

         (h)(1) Transfer Agency Agreement dated October 12, 1988 between the Fund and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No.
                    16).1

         (h)(2) Amendment to the Transfer Agency Agreement dated April 30, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No.
                    16).1

         (h)(3) Second Amendment to the Transfer Agency Agreement dated March 18, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No.
                    16).1

         (h)(4) Third Amendment to the Transfer Agency Agreement dated April 19, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No.
                    16).1

         (h)(5) Fourth Amendment to Transfer Agency Agreement dated August 21, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No.
                    16).1

         (h)(6) Fifth Amendment to Transfer Agency Agreement dated July 18, 1996 (submitted electronically by Post-Effective Amendment No. 15).1

         (h)(7) Sixth Amendment to Transfer Agency Agreement dated February 22, 1999 (submitted electronically by Post-Effective Amendment No. 20).1

         (h)(8) Seventh Amendment to Transfer Agency Agreement dated May 3, 1999 (submitted electronically by Post-Effective Amendment No. 20).1

         (h)(9) Eighth Amendment to Transfer Agency Agreement dated February 1, 2002. Filed herewith.1

         (h)(10) Transfer Agency Fee Schedule dated July 21, 1999 - Government Short Duration, Short Duration Plus, Diversified Municipal, Intermediate Duration, New York Municipal, California Municipal, Tax-Managed International Value, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, Emerging Markets Value and International Value II Portfolios (submitted electronically by Post-Effective Amendment No.
                    20).1

         (h)(11) Transfer Agency Agreement dated February 1, 2002 between the Fund and Alliance Global Investor Services, Inc. Filed herewith.2

         (h)(12) Securities Lending Agreement dated July 17, 1996 between the Fund, on behalf of the International Value Portfolio and State Street Bank and Trust Company and Amendment dated September 30, 1996 (submitted electronically by Post-Effective Amendment No. 15).

         (h)(13)(a) Second Amendment to Securities Lending Agreement dated May
                    29, 1997 (submitted electronically by Post-Effective Amendment No. 16).

         (h)(13)(b) Third Amendment to Securities Lending Agreement dated May
                    11, 1998 (submitted electronically by Post-Effective Amendment No. 17).

         (h)(13)(c) Fourth Amendment to Securities Lending Agreement dated
                    August 10, 1998 (submitted electronically by Post-Effective Amendment No. 17).

         (h)(13)(d) Fifth Amendment to Securities Lending Agreement dated April
                    21, 1999 (submitted electronically by Post-Effective Amendment No. 20).

         (h)(13)(e) Securities Lending Agreement dated April 30, 1999 between the Fund, on behalf of the International Value Portfolio II and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No. 20).

         (h)(13)(f) First Amendment dated September 26, 2000 to Securities
                    Lending Authorization Agreement between the Fund, on behalf of the International Value Portfolio II, and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No. 22).

         (h)(13)(g) Sixth Amendment dated September 26, 2000 to Securities
                    Lending Authorization Agreement between the Fund, on behalf of the Tax-Managed International Value Portfolio, and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No. 22).

         (i)        Opinion of Counsel. Filed herewith.

         (j)        Consent of Independent Auditors. Filed herewith.

         (k)        Omitted Financial Statements - Not applicable.

         (l) Purchase Agreement dated October 12, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

         (m)        Rule 12b-1 Plan. See exhibit (e)(2).2

         (n)(1)     Rule 18f-3 Plan. Filed herewith.

         (n)(2)     Powers of Attorney. Filed herewith.

         (o)        Not applicable.

         (p) Code of Ethics dated January 2001. (submitted electronically by Post-Effective Amendment No. 23)


        1 Item does not relate to Class A, Class B or Class C shares of the New York Municipal, California Municipal and Diversified Municipal Portfolios.
        2 Item only relates to Class A, Class B and Class C shares of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

Item 24. Persons Controlled By or Under Common Control with
         Fund.             None.

Item 25. Indemnification.

         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VII of the Fund's By-Laws (Exhibit
(b) to this Registration Statement), directors, officers and employees of the Fund will be indemnified to the maximum extent permitted by Maryland General Corporation Law. Article VII provides that nothing therein contained protects any director or officer of the Fund against any liability to the Fund or its stockholders to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Maryland General Corporation Law permits a corporation to indemnify any director, officer, employee or agent made a party to any threatened, pending or completed action, suit or proceeding by reason of service in that capacity, against, judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with the proceeding, unless it is proved that:
(i) an act or omission by the director, officer, employee or agent that was material to the cause of action adjudicated in the proceeding was committed in bad faith or the result of active and deliberate dishonesty; (ii) the director, employee, or agent actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director, employee or agent had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding by or in the right of the corporation in which the director shall have been held liable to the corporation.

         As permitted by Section 17(i) of the 1940 Act, pursuant to Section 3 of the respective Investment Management Agreement, Section 3 of the respective Shareholder Servicing and Administrative Agreement between the Fund, on behalf of its various Portfolios, and ACMLP, Section 8 of the Distribution Agreement between the Fund, on behalf of its various Portfolios, and Bernstein LLC, and
Section 10 of the Distribution Services Agreement between the Fund, on behalf of Class A, B and C shares of the New York Municipal, California Municipal and Diversified Municipal Portfolios, and AFD. ACMLP, Bernstein LLC and AFD may be indemnified against certain liabilities which it may incur.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         As permitted by Article VII, Section 2 of the Bylaws, the Fund has purchased an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have omitted conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The insurance policy also insures the Fund against the cost of indemnification payments to officers and directors under certain circumstances. Insurance will not be purchased that protects, or purports to protect, any officer or director from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         Section 2 of the respective Investment Management Agreement limits the liability of ACMLP to loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for service (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by ACMLP of its obligations and duties under the Management Agreement.

         Section 2 of the Shareholder Servicing and Administrative Agreement limits the liability of ACMLP and Section 9 of the Distribution Agreement limits the liability of Bernstein LLC to loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under those Agreements.

         The Fund hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the Investment Management Agreement, Shareholder Servicing and Administrative Agreement, and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of Investment Adviser.

         See "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement and incorporated herein by reference and "Management, Organization and Capital Structure" in the Regular and

Institutional Services Prospectuses constituting Parts A-1, A-2 and A-3 of this Registration Statement, respectively, and incorporated herein by reference.

Item 27. Principal Underwriters

         (a) Sanford C. Bernstein & Co., LLC is the Distributor for each Portfolio of the Fund except for Class A, Class B and Class C shares of the New York Municipal, California Municipal and Diversified Municipal Portfolios. It does not serve as Distributor for any other investment company.

         Alliance Fund Distributors, Inc., is the Distributor for Class A, Class B and Class C shares of the New York Municipal, California Municipal and Diversified Municipal Portfolios. Alliance Fund Distributors, Inc. acts as Principal Underwriter or Distributor for the following investment companies:

                                    AFD Exchange Reserves
                                    Alliance All-Asia Investment Fund, Inc.
                                    Alliance Balanced Shares, Inc.
                                    Alliance Bond Fund, Inc.
                                    Alliance Capital Reserves
                                    Alliance Disciplined Value Fund, Inc.
                                    Alliance Global Dollar Government Fund, Inc.
                                    Alliance Global Small Cap Fund, Inc.
                                    Alliance Global Strategic Income Trust, Inc.
                                    Alliance Government Reserves
                                    Alliance Greater China '97 Fund, Inc.
                                    Alliance Growth and Income Fund, Inc.
                                    Alliance Health Care Fund, Inc.
                                    Alliance High Yield Fund, Inc.
                                    Alliance Institutional Fund, Inc.
                                    Alliance Institutional Reserves, Inc.
                                    Alliance International Fund
                                    Alliance International Premier Growth Fund,
                                      Inc.
                                    Alliance Money Market Fund
                                    Alliance Multi-Market Strategy Trust, Inc.
                                    Alliance Municipal Income Fund, Inc.
                                    Alliance Municipal Income Fund II
                                    Alliance Municipal Trust
                                    Alliance New Europe Fund, Inc.
                                    Alliance North American Government Income
                                      Trust, Inc.
                                    Alliance Premier Growth Fund, Inc.
                                    Alliance Quasar Fund, Inc.

                                    Alliance Real Estate Investment Fund, Inc.
                                    Alliance Select Investor Series, Inc.
                                    Alliance Technology Fund, Inc.
                                    Alliance Utility Income Fund, Inc.
                                    Alliance Variable Products Series Fund, Inc.
                                    Alliance Worldwide Privatization Fund, Inc.
                                    The Alliance Fund, Inc.
                                    The Alliance Portfolios


         (b)(1) Sanford C. Bernstein & Co., LLC:

                                                             POSITIONS AND
                                POSITIONS AND                OFFICES WITH
NAME                            OFFICES WITH                 SANFORD C.
AND ADDRESS*                    REGISTRANT                   BERNSTEIN & CO.,LLC
--------------------------------------------------------------------------------

Lewis A. Sanders*               Chairman and Director

Marc O. Mayer*                  Chief Executive Officer
                                and Director

Gerald M. Lieberman**           Chief Financial Officer
                                and Director

John Donato Carifa**            Director

Michael Thomas Borgia*          Director, in charge
                                of operations

Laurence H. Bertan*             Director of Compliance

-------------------

*        Business Address is 767 Fifth Avenue
         New York, New York  10153

**       Business Address is 1345 Avenue of the Americas
         New York, New York 10105

         (b)(2) Alliance Fund Distributors, Inc.:

                                                             POSITIONS AND
                                POSITIONS AND                OFFICES WITH
NAME                            OFFICES WITH                 ALLIANCE FUND
AND ADDRESS*                    REGISTRANT                   DISTRIBUTORS, INC.
--------------------------------------------------------------------------------

Michael J. Laughlin             Director and Chairman

John D. Carifa                  Director

Robert L. Errico                Director and President

Geoffrey L. Hyde                Director and Senior
                                Vice President

Dave H. Williams                Director

David Conine                    Executive Vice President

Richard A. Davies               Executive Vice President &
                                Managing Director

Richard K. Saccullo             Executive Vice President

Edmund P. Bergan, Jr.           Senior Vice President,
                                General Counsel and Secretary

Robert H. Joseph, Jr.           Senior Vice President
                                and Chief Financial Officer

Anne S. Drennan                 Senior Vice President
                                and Treasurer

Benji A. Baer                   Senior Vice President

John R. Bonczek                 Senior Vice President

John R. Carl                    Senior Vice President

James S. Comforti               Senior Vice President

Richard W. Dabney               Senior Vice President

Mark J. Dunbar                  Senior Vice President

Donald N. Fritts                Senior Vice President

Andrew L. Gangolf               Senior Vice President
                                and Assistant General
                                Counsel

John Grambone                   Senior Vice President

William B. Hanigan              Senior Vice President

Bradley F. Hanson               Senior Vice President

George H. Keith                 Senior Vice President

Richard D. Keppler              Senior Vice President

Richard E. Khaleel              Senior Vice President

Stephen R. Laut                 Senior Vice President

Susan L. Matteson-King          Senior Vice President

Shawn P. McClain                Senior Vice President

Daniel D. McGinley              Senior Vice President

Joanna D. Murray                Senior Vice President

Antonios G. Poleondakis         Senior Vice President

Robert E. Powers                Senior Vice President

Domenick Pugliese               Senior Vice President
                                and Assistant General
                                Counsel

Kevin A. Rowell                 Senior Vice President

John P. Schmidt                 Senior Vice President

Kurt H. Schoknecht              Senior Vice President

Henry J. Schulthesz             Senior Vice President

Raymond S. Sclafani             Senior Vice President

Gregory K. Shannahan            Senior Vice President

Scott C. Sipple                 Senior Vice President

Joseph F. Sumanski              Senior Vice President

Peter J. Szabo                  Senior Vice President

Michael J. Tobin                Senior Vice President

Joseph T. Tocyloski             Senior Vice President

David R. Turnbough              Senior Vice President

William C. White                Senior Vice President

Richard A. Winge                Senior Vice President

Emilie D. Wrapp                 Senior Vice President
                                and Assistant General
                                Counsel

Gerard J. Friscia               Vice President and
                                Controller

Michael W. Alexander            Vice President

Ricardo Arreola                 Vice President

Peter J. Barber                 Vice President

Kenneth F. Barkoff              Vice President

Adam J. Barnett                 Vice President

Charles M. Barrett              Vice President

Matthew F. Beaudry              Vice President

Leo Benitez                     Vice President

Gregory P. Best                 Vice President

Dale E. Boyd                    Vice President

Robert F. Brendli               Vice President

Christopher L. Butts            Vice President

Thomas C. Callahan              Vice President

Kevin T. Cannon                 Vice President

John M. Capeci                  Vice President

John P. Chase                   Vice President

Doris T. Ciliberti              Vice President

William W. Collins, Jr.         Vice President

Leo H. Cook                     Vice President

Russell R. Corby                Vice President

Dwight P. Cornell               Vice President

Michael R. Crimmins             Vice President

John W. Cronin                  Vice President

Robert J. Cruz                  Vice President

Michael K. DeLuz                Vice President

Daniel J. Deckman               Vice President

Sherry V. Delaney               Vice President

Sophia Demetriades              Vice President

Richard P. Dyson                Vice President

John C. Endahl                  Vice President

Adam E. Engelhardt              Vice President

John E. English                 Vice President

Sohaila S. Farsheed             Vice President

Daniel J. Frank                 Vice President

Alex G. Garcia                  Vice President

Michael J. Germain              Vice President

Mark D. Gersten                 Vice President

Hyman Glasman                   Vice President

Alan Halfenger                  Vice President

Michael S. Hart                 Vice President

Timothy A. Hill                 Vice President

George R. Hrabovsky             Vice President

Scott Hutton                    Vice President

Dana A. Ifft                    Vice President

Theresa Iosca                   Vice President

Oscar J. Isoba                  Vice President

Eric G. Kalendar                Vice President

Victor Kopelakis                Vice President

Richard D. Kozlowski            Vice President

Daniel W. Krause                Vice President

Donna M. Lamback                Vice President

P. Dean Lampe                   Vice President

Joseph R. Laspina               Vice President

Henry Michael Lesmeister        Vice President

Eric L. Levinson                Vice President

James M. Liptrot                Vice President

James P. Luisi                  Vice President

Michael F. Mahoney              Vice President

Kathryn Austin Masters          Vice President

Thomas M. McConnell             Vice President

David L. McGuire                Vice President

Jeffrey P. Mellas               Vice President

Michael V. Miller               Vice President

Marcia L. Mohler                Vice President

Thomas F. Monnerat              Vice President

Michael F. Nash, Jr.            Vice President

Timothy H. Nasworthy            Vice President

Nicole Nolan-Koester            Vice President

Daniel A. Notto                 Vice President

Peter J. O'Brien                Vice President

John C. O'Connell               Vice President

John J. O'Connor                Vice President

Daniel P. O'Donnell             Vice President

Richard J. Olszewski            Vice President

Jeffrey R. Petersen             Vice President

Catherine N. Peterson           Vice President

James J. Posch                  Vice President

Bruce W. Reitz                  Vice President

Karen C. Satterberg             Vice President

Robert C. Schultz               Vice President

Richard J. Sidell               Vice President

Clara Sierra                    Vice President

Teris A. Sinclair               Vice President

Jeffrey C. Smith                Vice President

David A. Solon                  Vice President

Martine H.                      Vice President
  Stansbery, Jr.

Eileen Stauber                  Vice President

Gordon Telfer                   Vice President

Benjamin H. Travers             Vice President

Andrew B. Vaughey               Vice President

Wayne W. Wagner                 Vice President

Mark E. Westmoreland            Vice President

Paul C. Wharf                   Vice President

Matthew Witschel                Vice President

Michael A. Wolfsmith            Vice President

Stephen P. Wood                 Vice President

Keith A. Yoho                   Vice President

Richard J. Appaluccio           Assistant Vice
                                President

Andrew Berger                   Assistant Vice
                                President

Paul G. Bishop                  Assistant Vice
                                President

Alan T. Brum                    Assistant Vice
                                President

Mark S. Burns                   Assistant Vice
                                President

Maria L. Carreras               Assistant Vice
                                President

Judith A. Chin                  Assistant Vice
                                President

Jorge Ciprian                   Assistant Vice
                                President

Jean A. Coomber                 Assistant Vice
                                President

Dorsey Davidge                  Assistant Vice
                                President

Jennifer M. DeLong              Assistant Vice
                                President

Janet B. DiBrita                Assistant Vice
                                President

Ralph A. DiMeglio               Assistant Vice
                                President

Timothy J. Donegan              Assistant Vice
                                President

Joan Eilbott                    Assistant Vice
                                President

Michael J. Eustic               Assistant Vice
                                President

Michele Grossman                Assistant Vice
                                President

Arthur F. Hoyt, Jr.             Assistant Vice
                                President

David A. Hunt                   Assistant Vice
                                President

Elizabeth E. Keefe              Assistant Vice
                                President

Edward W. Kelly                 Assistant Vice
                                President

Jeffrey M. Kusterer             Assistant Vice
                                President

Alexandra C. Landau             Assistant Vice
                                President

Laurel E. Lindner               Assistant Vice
                                President

Evamarie C. Lombardo            Assistant Vice
                                President

Scott T. Malatesta              Assistant Vice
                                President

Amanda McNichol                 Assistant Vice
                                President

Richard F. Meier                Assistant Vice
                                President

Charles B. Nanick               Assistant Vice
                                President

Alex E. Pady                    Assistant Vice
                                President

Raymond E. Parker               Assistant Vice
                                President

Wandra M. Perry-                Assistant Vice
         Hartsfield             President


Rizwan A. Raja                  Assistant Vice
                                President

Carol H. Rappa                  Assistant Vice
                                President

Brendan J. Reynolds             Assistant Vice
                                President

Patricia Ridella                Assistant Vice
                                President

James A. Rie                    Assistant Vice
                                President

Lauryn A. Rivello               Assistant Vice
                                President

Jessica M. Rozman               Assistant Vice
                                President

Christina Santiago              Assistant Vice
                                President and
                                Counsel

Eileen B. Sebold                Assistant Vice
                                President

Orlando Soler                   Assistant Vice
                                President

Nancy D. Testa                  Assistant Vice
                                President

Sarah R. Tolkin                 Assistant Vice
                                President

Marie R. Vogel                  Assistant Vice
                                President

Eric D. Weedon                  Assistant Vice
                                President

Jesse L. Weissberger            Assistant Vice
                                President

Nina C. Wilkinson               Assistant Vice
                                President

Mark R. Manley                  Assistant Secretary

* The principal business address of each person listed is 1345 Avenue of the Americas, New York, New York, 10105.

         (c) The Fund has no principal underwriter who is not an affiliated person of the Fund.

Item 28. Location of Accounts and Records.

         All accounts, books and other documents required to be maintained by Rules 31a-1 through 31a-3 pursuant to the Investment Company Act are maintained at the offices of ACMLP, One North Lexington Avenue, White Plains, NY 10601, 767 Fifth Avenue, New York, New York 10153 and 1345 Avenue of the Americas, New York, NY

10105, except that some records pursuant to Rule 31a-1(b) are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive and 2 Heritage Drive, North Quincy, Massachusetts 02171 or Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, the Fund's Transfer Agents, and some records pursuant to Rule 31a-1(b)(4) are maintained at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, counsel to the Fund.

Item 29. Management Services - Not applicable.

Item 30. Undertakings - Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485 (b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of January, 2002.

                                          SANFORD C. BERNSTEIN FUND, INC.
                                          (Registrant)

                                          By: /s/ Roger Hertog
                                             -----------------------------------
                                                  Roger Hertog
                                                  President


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.

            Signatures                 Title                          Date


 /s/  Roger Hertog                     President (Principal Executive Officer),
-----------------------------         Treasurer, (Principal Financial
Roger Hertog                          and Accounting Officer) and Director




           *
-----------------------------         Senior Vice President and Director
Andrew S. Adelson



           *
-----------------------------         Director
Arthur Aeder



           *
-----------------------------          Director
Theodore Levitt



           *
-----------------------------         Director
William Kristol



           *
-----------------------------          Director
Peter W. Huber




           *
-----------------------------         Director
Rosalie J. Wolf



           *
-----------------------------         Directorr
Irwin Engelman




----------
* This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-In-Fact


*  By: /s/ Roger Hertog                                     January 30,2002
      -----------------------
           Roger Hertog
           Attorney-in-Fact

                                Index to Exhibits


Exhibit No.       Description
-----------       -----------

(a)(14)           Articles Supplementary

(a)(15)           Articles of Amendment

(a)(16)           Articles of Amendment

(a)(17)           Certificate of Correction

(e)(2)            Distribution Services Agreement

(e)(3)            Amendment to the Distribution Agreement

(e)(4)            Form of Selected Dealer Agreement

(h)(9)            Eighth Amendment to Transfer Agency Agreement

(h)(11)           Transfer Agency Agreement

(i)               Opinion of Counsel

(j)               Opinion of Independent Auditors

(n)(1)            Rule 18f-3 Plan

(n)(2)            Powers of Attorney